UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21237

Unified Series Trust

2960 N. Meridian Street, Ste.300, Indianapolis, In 46208

Christopher E. Kashmerick

Unified Fund Services, Inc.

2960 N. Meridian Street, Ste. 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:	11/30

Date of reporting period:	11/30/08

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

November 30, 2008

Fund Adviser:

Pekin Singer Strauss Asset Management

21 S. Clark Street, Suite 3325

Chicago, IL 60603

Toll Free (800) 470-1029

Dear Shareholder:

For investors, the past 12 months have been unprecedented. Every asset class other than U.S. Treasury securities has declined in value, and Treasuries have appreciated largely because there has been a flight to safety on the part of investors. Since our last letter, the volatility of the markets has increased markedly reflecting the fact that the impact of the financial crisis has resulted in a global recession.

By the end of 2008, it became clear how unsustainable and unbalanced our economy had become over the past few years. As a result of the Fed’s easy money policy during the early 2000s, debt became cheap and plentiful for businesses, investors, and consumers. Contrary to the claims of the National Association of Realtors, housing prices had become unsustainably high. Today, we also know that rising housing prices and cheap debt also created unsustainable levels of demand across all sectors for our economy from autos to retailing to leveraged buy-outs. The economic adjustment we are now going through as we wring out the excess in our system is a painful one.

We have been preparing the Appleseed Fund portfolio for significant market weakness beginning when we first launched the fund in December 2006. Unfortunately, we and virtually all other investors were not prepared for the kind of widespread and steep decline that has hit the capital markets. Some would call it a financial tsunami. We knew (and prepared for) the economic weakness that would devolve from the housing bubble. What we did not know, and therefore did not prepare for, was that the colossally irresponsible actions of leaders of financial institutions in the U.S. and abroad had compromised the financial health of not only their organizations, but perhaps the financial system itself.

What is happening in today’s market is that investors are liquidating both bonds and stocks reflecting disappointing returns, past and prospective. In effect, the yin of greed has given way to the yang of fear. The liquidation was initially pressed on the financial institutions (banks and brokers), who needed to reduce their balance sheet leverage, and subsequently on hedge funds and mutual funds, who have been hit by massive redemptions after registering unexpected and, in some cases, sizeable losses.

More recently, life insurance companies, laden with sizeable annuity contract obligations, have been scrambling to generate liquid capital to meet the demands of their variable annuity contract investors. Throughout the market’s decline individual investors trading on margin, including hedge funds, have been forced to sell their holdings to meet margin calls. A couple of the higher profile margin calls recently went out to the CEOs of several major corporations for hundreds of millions of dollars each. In total, $9 trillion of stock market wealth has vaporized in the past 11 months of trading.

The question all stock market investors are presently asking themselves....“Is the recent past the prelude to further stock market losses or are we faced with the mother of all buying opportunities?” No one knows the answer with certainty. However, unless this time is different and the financial system as we have come to know it actually vanishes, the current stock market decline will run its course and set the stage for the next bull market.

www.appleseedfund.com	(800) 470-1029

Of course it is quite possible that the stock market decline may well be behind us. We have seen weak markets like the current one and the kind of capitulation selling that we are now witnessing is often present at market bottoms. This is not to suggest that stocks can’t drop further, because they certainly can overshoot on the downside; what it does suggest is that much of what lies ahead seems to have been fully taken into consideration by investors with prices down as much as they are. And, of course, the larger the decline, the better subsequent returns will be for those still invested.

We believe that with the passage of time, along with the effects of fiscal and monetary policy stimulus, together with the self-correcting nature of markets, the economy and the market should rebound. While we believe this “fix” should work, we are aware it is possible that the severity of the housing and credit excesses could delay a sustained recovery of both the economy and the markets from occurring.

There is much concern at the Federal Reserve about deflation, and for good reason, given the current environment. That said, we think this risk should be contained with Ben Bernanke as Fed Chairman, who once promised nothing less than a helicopter money drop if need be, in order to avoid a deflationary spiral; today, he is delivering on his promise. Looking towards the future, we worry about the challenge the Fed could have in containing the inflation that could occur as a result of its current monetary policies.

During this turbulent period, the Appleseed Fund has outperformed the market by a considerable margin. During the past year, the Appleseed Fund outperformed the S&P 500 Index by 15.01%, and the Fund has now outperformed the S&P 500 Index by 5.70% per annum since its inception. We are pleased to be meeting our long-term objective of outperforming the market, and we are more bullish today about the Fund’s prospects for strong long-term returns than any other time since the Fund’s inception.

www.appleseedfund.com	(800) 470-1029

The strongest contributors to the Fund’s performance over the past year were Annaly Capital Management (NLY), Chimera Investments (CIM), Apollo Group (APOL), and HanesBrands (HBI):

•

Annaly Capital Management is an agency mortgage REIT. With leverage of just six times, which is quite low for a financial, Annaly is generating significant interest rate spread income due to low borrowing costs. We expect that the Fed will keep interest rates low for an extended period of time to keep adjustable rate mortgage interest rates low, and in this environment Annaly’s earnings and dividends should remain strong.

•

Chimera Investments, a new holding of the Appleseed Fund, is a non-agency mortgage REIT. While the decline in the stock market has been stunning, the risk/return profile of the credit market appears to us to be far better than risk/return profile of the stock market. Chimera invests in high-quality, AAA-rated jumbo mortgages, and today it is investing new money without leverage at prices which reflect yields-to-maturity in the low 20%s. Through Chimera, we are investing in the mortgage market and receiving equity-like returns while bearing far less risk.

•

We sold our Apollo Group holdings in September once its stock price had appreciated to our estimate of intrinsic value. Apollo is a very well-managed, for-profit education provider which has generated very attractive returns for its shareholders and for its students.

•

We also sold our HanesBrands holdings earlier in the year once its stock price had appreciated to our estimate of intrinsic value. Even in a recessionary environment, most people still need to purchase new underwear regularly. Since we sold the stock, the common stock of HanesBrands has declined significantly in value, and it is possible that we may initiate a position again sometime in the near future.

          The most significant detractors to the Fund’s performance over the past year were Powerwave (PWAV), John B. Sanfilippo (JBSS), and American International Group (AIG).

•

We continue to own Powerwave, but their customers are having a difficult time financing capital projects to expand their wireless infrastructure as a result of the credit crunch. We continue to be bullish on the long-term prospects for the wireless infrastructure industry, and we do not believe the credit crunch will last forever, so we patiently await Powerwave’s eventual recovery.

•

With AIG, we incorrectly assumed we were investing in a global insurance company long known for taking prudent underwriting risks. In retrospect, we invested in a global insurance company with risk management systems that could not (or would not) rein in a renegade financial products group taking reckless risks which compromised the company’s solvency. In retrospect we made a mistake in our assessment of AIG, and we sold the Fund’s shares before the government bailout accord.

•

John B. Sanfilippo, a branded and private label nut manufacturer, has demonstrated strong profit growth this year, and our estimate of intrinsic value has increased even while the company’s share price has decreased due to forced selling. Based on our free cash flow estimates for FY

www.appleseedfund.com	(800) 470-1029

2009, the company is currently trading at a price which represents a 50% free cash flow yield. We are taking advantage of this opportunity by increasing the Fund’s investment in JBSS.

The Fund’s portfolio is positioned fairly defensively, as we continue to see compelling values in companies whose businesses can increase earnings within the context of a difficult recession. We have been selectively purchasing the common stock of quality companies that we feel offer an extremely compelling risk/reward trade-off. During the past six months we initiated new positions in Wellpoint (WLP), Avon Products (AVP), OfficeMax (OMX), Zebra Technologies (ZBRA), Nokia (NOK), Teradata (TDC), Chimera Investments (CIM), Sealed Air (SEE), and Miller Industries (MLR). One of the greatest investors of all time, John Templeton, said “The time of maximum pessimism is the best time to buy and the time of maximum optimism is the best time to sell.” We do not want to be kicking ourselves three years from now for having missed this buying opportunity.

We appreciate your continued trust and your investment in the Appleseed Fund. We also wish all of our investors a happy, healthy, and prosperous New Year in 2009.

Sincerely,

Ronald Strauss, CFA Richard Singer, CFA Adam Strauss, CFA                                William Pekin, CFAJoshua Strauss, CFA

www.appleseedfund.com	(800) 470-1029

Investment Results – (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-470-1029.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	Since inception returns are reported as average annual rates.

*** The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, member FINRA.

www.appleseedfund.com	(800) 470-1029

The chart above assumes an initial investment of $10,000 made on December 8, 2006 (commencement of Fund operations) and held through November 30, 2008. The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-470-1029. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

www.appleseedfund.com	(800) 470-1029

Fund Holdings– (Unaudited)

1As a percentage of net assets.

The Appleseed Fund invests primarily in a portfolio of equity securities of companies that are undervalued in the opinion of the Fund’s adviser, Pekin Singer Strauss Asset Management.

Availability of Portfolio Schedule– (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses– (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2008 to November 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

Appleseed Fund	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Expenses Paid During Period June 1, 2008 to November 30, 2008*
Actual	$1,000.00	$758.55	$3.96
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55

*Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

Appleseed Fund
Schedule of Investments
November 30, 2008

Common Stocks - 72.43%	Shares	Value

Business Services - 3.59%
ICT Group, Inc. (a)	96,162	$ 323,104

Blankbooks, Looseleaf Binders & Bookbinding & Related Work - 0.07%
ACCO Brands Corp. (a)	6,403	5,891

Communications Equipment - 4.88%
Nokia OYJ (b)	31,000	439,270

Computer Peripheral Equipment - 1.11%
Zebra Technologies Corp. - Class A (a)	4,700	99,452

Converted Paper & Paperboard Products - 2.11%
Sealed Air Corp.	12,000	189,960

Electronic Computers - 6.57%
Dell, Inc. (a)	22,800	254,676
Teradata Corp. (a)	25,000	335,750
		590,426

Fabricated Rubber Products - 0.25%
Female Health Co. /The (a)	9,000	22,680

Hospital & Medical Service Plans - 3.96%
WellPoint, Inc. (a)	10,000	356,000

Orthopedic, Prosthetic, & Surgical Appliances & Supplies - 3.37%
Invacare Corp.	20,500	302,990

Laundry & Garment Services - 3.47%
Cintas Corp.	13,000	312,260

Perfumes, Cosmetics & Other Toilet Preparations - 4.62%
Avon Products, Inc.	19,700	415,670

Pharmaceutical Preparations - 18.74%
Johnson & Johnson	5,500	322,190
Pfizer, Inc.	49,200	808,356
Schering-Plough Corp.	33,000	554,730
		1,685,276

*See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Schedule of Investments - continued
November 30, 2008

Common Stocks - 72.43% - continued	Shares	Value

Radio & Television Broadcasting & Communications Equipment - 1.29%
Powerwave Technologies, Inc. (a)	241,800	$116,064

Radio Broadcasting Stations - 0.72%
Radio One, Inc. - Class D (a)	238,544	64,717

Retail - Stationery Stores - 1.89%
OfficeMax, Inc.	31,200	170,040

Tree Nuts - 13.38%
John B. Sanfilippo & Son, Inc. (a)	215,948	1,202,831

Truck & Bus Bodies - 2.41%
Miller Industries, Inc. (a)	33,300	216,450

TOTAL COMMON STOCKS (Cost $9,838,951)		6,513,081

Real Estate Investment Trusts - 14.43%

Annaly Capital Management, Inc.	24,800	356,376
Anworth Mortgage Asset Corp.	56,400	357,012
Chimera Investment Corp.	196,000	584,080

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,154,519)		1,297,468

Exchange-Traded Funds - 5.27%

SPDR Gold Trust (a)	5,900	473,829

TOTAL EXCHANGE-TRADED FUNDS (Cost $472,034)		473,829

Money Market Securities - 2.30%

Federated Treasury Obligations Fund - Institutional Shares, 0.47% (c)	206,876	206,876

TOTAL MONEY MARKET SECURITIES (Cost $206,876)		206,876

*See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Schedule of Investments - continued
November 30, 2008

Municipal Bonds - 0.45%	Principal	Value

Kentucky Housing Corp., 5.286%, 07/01/2009	$ 40,000	$40,487

TOTAL MUNICIPAL BONDS (Cost $40,010)		40,487

U.S. Agency Obligations - 1.58%

FHLMC Pool B31945, 5.50%, 05/01/2037	57,428	58,315
FNMA Pool 944363, 5.50%, 06/01/2022	81,909	83,411

TOTAL U.S. AGENCY OBLIGATIONS (Cost $141,235)		141,726

TOTAL INVESTMENTS (Cost $11,853,625) - 96.46%		$8,673,467

Other assets less liabilities - 3.54%		318,040

TOTAL NET ASSETS - 100.00%		$8,991,507

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Variable Rate Security; the money market rate shown represents the yield at November 30, 2008.

*See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Statement of Assets and Liabilities
November 30, 2008

Assets
Investments in securities, at market value (cost $11,853,625)	$8,673,467
Dividends receivable	20,074
Interest receivable	1,515
Receivable for investments sold	505,616
Prepaid expenses	1,164
Receivable due from Adviser (a)	14,314
Total assets	9,216,150

Liabilities
Payable for investments purchased	196,713
Payable for Fund shares redeemed	6,000
Payable to trustees and officers	658
Payable to administrator, fund accountant, and transfer agent	6,730
Payable to custodian	377
Other accrued expenses	14,165
Total liabilities	224,643

Net Assets	$8,991,507

Net Assets consist of:
Paid in capital	$12,061,165
Accumulated undistributed net investment income	100,381
Accumulated undistributed net realized gain from investment transactions	10,119
Net unrealized (depreciation) on investments	(3,180,158)

Net Assets	$ 8,991,507

Shares outstanding (unlimited number of shares authorized)	1,208,360

Net Asset Value and offering price per share	$7.44

Redemption price per share ($7.44 * 98%) (b)	$7.29

(a) See Note 3 in the Notes to the Financial Statements.
(b) The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

*See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Statement of Operations
For the fiscal year ended November 30, 2008

Investment Income
Dividend income	$ 227,808
Interest income	17,882
Total Investment Income	245,690

Expenses
Investment Adviser fee (a)	74,470
Transfer agent expenses	35,800
Administration expenses	26,000
Legal expenses	24,205
Fund accounting expenses	19,997
Auditing expenses	16,950
Trustee expenses	6,786
CCO expenses	6,047
Printing expenses	5,456
Custodian expenses	4,981
Pricing expenses	3,508
Registration expenses	3,329
Insurance expense	1,430
Miscellaneous expenses	1,141
24f-2 expense	58
Total Expenses	230,158
Less: Fees waived & expenses reimbursed by Adviser (a)	(163,135)
Net operating expenses	67,023
Net Investment Income	178,667

Realized & Unrealized Gain (Loss) on Investments
Net realized gain(loss) on investment securities	13,879
Change in unrealized appreciation (depreciation)
on investment securities	(2,722,432)
Net realized and unrealized gain (loss) on investment securities	(2,708,553)
Net decrease in net assets resulting from operations	$(2,529,886)

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Statements of Changes In Net Assets

	Year Ended	Period ended
	November 30, 2008	November 30, 2007	(a)
Operations
Net investment income	$178,667	$71,722
Net realized gain (loss) on investment securities	13,879	(1,962)
Change in unrealized appreciation (depreciation)
on investment securities	(2,722,432)	(457,726)
Net decrease in net assets resulting from operations	(2,529,886)	(387,966)

Distributions
From net investment income	(142,332)	(2,445)
From net realized gains	(1,798)	-
Total distributions	(144,130)	(2,445)

Capital Share Transactions
Proceeds from Fund shares sold	5,975,991	7,336,240
Reinvestment of distributions	136,338	2,445
Amount paid for Fund shares repurchased	(947,905)	(447,175)
Net increase in net assets resulting
from capital share transactions	5,164,424	6,891,510

Total Increase in Net Assets	2,490,408	6,501,099

Net Assets
Beginning of period	6,501,099	-

End of period	$8,991,507	$6,501,099

Accumulated undistributed net investment income
included in net assets at end of period	$100,381	$69,277

Capital Share Transactions
Shares sold	638,074	701,710
Shares issued in reinvestment of distributions	14,400	243
Shares repurchased	(104,073)	(41,994)

Net increase from capital share transactions	548,401	659,959

(a) For the period December 8, 2006 (the date the Fund commenced operations) through November 30, 2007.

*See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Financial Highlights
(For a share outstanding during each period)

	Year ended		Period ended
	November 30, 2008		November 30, 2007	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 9.85		$ 10.00

Income from investment operations:
Net investment income	0.22	(b)	0.12
Net realized and unrealized (loss) on investments	(2.46)		(0.26)
Total from investment operations	(2.24)		(0.14)

Less Distributions to shareholders:
From net investment income	(0.17)		(0.02)
Frem net realized gain	-	(c)	-
Total distributions	(0.17)		(0.02)

Paid in capital from redemption fees	-	(d)	0.01

Net asset value, end of period	$ 7.44		$ 9.85

Total Return (e)	(23.07)%		(1.33)%	(f)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 8,992		$ 6,501
Ratio of expenses to average net assets	0.90%		0.90%	(g)
Ratio of expenses to average net assets
before reimbursement & federal income taxes	3.09%		3.52%	(g)(h)
Ratio of net investment income to
average net assets	2.40%		1.40%	(g)
Ratio of net investment income (loss) to
average net assets before reimbursement & federal income taxes	0.21%		(1.22)%	(g)(i)
Portfolio turnover rate	127.63%		27.07%

(a) For the period December 8, 2006 (the date the Fund commenced operations) through November 30, 2007.
(b) Net investment income per share is based on average shares outstanding during the period.
(c) Net realized gain distributed amounted to less than $0.005 per share.
(d) Redemption fees resulted in less that $0.005 per share.
(e) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(f) Not annualized.
(g) Annualized.
(h) The expense ratio before reimbursements includes income taxes of .09% which was voluntarily reimbursed by the Adviser and Fund Administrator.
(i) The net investment income (loss) ratio includes income tax expense of (.09)% which was voluntarily reimbursed by the Adviser and Fund Administrator.

*See accompanying notes which are an integral part of these financial statements.

Appleseed Fund

Notes to the Financial Statements

November 30, 2008

NOTE 1.	ORGANIZATION

The Appleseed Fund (the “Fund”) was organized as a non-diversified series of Unified Series Trust (the “Trust”) on September 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on December 8, 2006. The Fund’s investment adviser is Pekin Singer Strauss Asset Management, Inc. (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation.

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Pricing Committee of the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Pricing Committee of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s net asset value (“NAV”) calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

Appleseed Fund

Notes to the Financial Statements

November 30, 2008

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES – continued

Federal Income Taxes – The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all of its net investment income and net realized capital gains.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. There were no such reclassifications for the year ended November 30, 2008. For the fiscal year ended November 30, 2008, the Fund reclassified permanent tax differences in the amount of $5,231 from undistributed net investment income to paid in capital.

Accounting for Uncertainty in Income Taxes – Effective December 1, 2007, the Fund adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. FIN 48 was applied to all open tax years as of the effective date.

As of and during the fiscal year ended November 30, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the fiscal year ended November 30, 2008, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2006.    `

Fair Value Measurements - The Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect

Appleseed Fund

Notes to the Financial Statements

November 30, 2008

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The Fund values its common stocks, real estate investment trusts, investments in money market funds, and exchange-traded funds at the closing price established by the market exchange on which they trade. Money market securities are valued at amortized cost. The Fund’s mortgage backed securities and municipal bonds are valued by a pricing service using an evaluated price method established by the pricing service. To date, the Advisor has not had to provide any fair value pricing for any securities held by the Fund (Level 3 Securities). For additional information on the Fund’s security valuation policies, refer to the Securities Valuations section of this Note.

The following is a summary of the inputs used to value the Fund’s assets as of November 30, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments (i.e., off-balance sheet items)*
Level 1 – Quoted Prices in Active Markets	$8,491,254	$-
Level 2 – Other Significant Observable Inputs	$182,213	$-
Level 3 – Significant Unobservable Inputs	$-	$-
Total	$8,673,467	$-

*Other financial instruments include futures, forwards, and swap contracts.

FAS 157 requires a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value. The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation is included for this reporting period.

Derivative Instruments and Hedging Activities – In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161 (“FAS 161”), effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance, and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser of the Fund, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal year ended November 30, 2008, the Adviser earned a fee of $74,470 from the Fund before waiving a portion of those fees, as described below.

Appleseed Fund

Notes to the Financial Statements

November 30, 2008

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Adviser has contractually agreed through March 31, 2009 to waive all or a portion of its management fees and/or reimburse the Fund for certain fees and expenses, but only to the extent necessary to maintain the Fund’s net operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividends on securities sold short), 12b-1 fees, taxes and extraordinary expenses and any indirect expenses (such as expense incurred by other investment companies in which the Fund may invest) at 0.90% of the Fund’s average daily net assets. For the fiscal year ended November 30, 2008, the Adviser waived fees and reimbursed expenses of $163,135. At November 30, 2008, the Adviser owed $14,314 to the Fund.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred; provided that the Fund is able to make the repayment without exceeding the 0.90% expense limitation. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at November 30, 2008, are as follows:

Amount	Subject to Repayment Until November 30,
$129,303	2010
$163,135	2011

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended November 30, 2008, Unified earned fees of $26,000 for administrative services provided to the Fund. As of November 30, 2008 the Fund owed Unified $2,083 for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Fund and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended November 30, 2008, the Custodian earned fees of $4,981 for custody services provided to the Fund. At November 30, 2008, the Fund owed the Custodian $377.

The Trust retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended November 30, 2008, Unified earned fees of $17,969 from the Fund for transfer agent services provided to the Fund and $17,831 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Fund. For the fiscal year ended November 30, 2008 Unified earned fees of $19,997 from the Fund for fund accounting services provided to the Fund. At November 30, 2008 the Fund owed Unified $1,631 for transfer agent services, $1,349 in reimbursement of out-of-pocket expenses and $1,667 for fund accounting services.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, which is currently inactive. The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the class in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Fund does not currently intend to activate the Plan but may do so at any time.

Appleseed Fund

Notes to the Financial Statements

November 30, 2008

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Fund retains Unified Financial Securities, Inc. (the “Distributor”) to act as the principal distributor of the Fund’s shares. There were no payments made by the Fund to the Distributor during the fiscal year ended November 30, 2008. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor), and an officer of the Trust is an officer of the Distributor; such persons may be deemed to be affiliates of the Distributor.

At times during the year the Fund was invested in shares of the Huntington Money Market Fund, which is administered and advised by subsidiaries of Huntington Bancshares. Interest income of $5,986 was received from the Huntington Money Market Fund for the fiscal year ended November 30, 2008.

NOTE 4.	INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2008, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases	Amount
U.S. Government Obligations	$ 84,866
Other	13,943,643
Sales
U.S. Government Obligations	$ 791
Other	8,952,549

At November 30, 2008, the net unrealized depreciation of investments for tax purposes was as follows:

Gross Appreciation	$ 198,138
Gross (Depreciation)	(3,425,258)

Net (Depreciation)
on Investments	$ (3,227,120)

At November 30, 2008, the aggregate cost of securities for federal income tax purposes was $11,900,587.

NOTE 5.	ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund (or class) creates a presumption of control of the fund (or class), under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2008, Pershing LLC owned, for the benefit of its customers, 89.46% of the Fund. As a result, Pershing LLC may be deemed to control the Fund. At November 30, 2008, Ronald L. Strauss and Richard Singer, portfolio managers and part owners of the Adviser to the Fund, owned 3.38% and 2.53%, of the Fund’s outstanding shares, respectively.

Appleseed Fund

Notes to the Financial Statements

November 30, 2008

NOTE 7.	DISTRIBUTIONS TO SHAREHOLDERS

On December 21, 2007, the Fund paid an income distribution of $0.1053 per share and a short-term capital gain distribution of $0.0028 per share to shareholders of record on December 20, 2007.

On September 30, 2008, the Fund paid an income distribution of $0.0676 per share to shareholders of record on September 29, 2008.

On December 22, 2008, the Fund paid an income distribution of $0.0922 per share to shareholders of record on December 19, 2008.

The tax characterization of distributions for the fiscal period ended November 30, 2007 and the fiscal year ended November 30, 2008 are as follows:

Distributions paid from:	2008	2007

Ordinary Income	$ 142,332	$ 2,445
Short-Term Capital Gain	1,798	-
Long-Term Capital Gain	-	-
	$ 144,130	$ 2,445

At November 30, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ 147,804
Undistributed long-term capital gain	9,658
Unrealized appreciation (depreciation)	(3,227,120)

$ (3,069,658)

At November 30, 2008, the difference between book basis and tax basis unrealized (depreciation) is attributable to the tax deferral of losses on wash sales in the amount of $46,962.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 61) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008. Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from 1992 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 62) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 58) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 56) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 59) Independent Trustee, May 2008 to present

Senior Vice President and Chief Officer, Corporate Development of Northeast Retirement Services, Inc. since 2003; Senior Vice President of Savings Banks Employees Retirement Association since 2003; Senior Vice President of Advisors Charitable Gift Fund since 2005; Senior Vice President of Global Trust Company Since 2008; Treasurer and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.).

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston(Age - 49) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 34) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting and Financial Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Fund Balancing Supervisor, Accounting Analyst and Senior Accounting Analyst, from May 2000 through February 2005.

William J. Murphy (Age - 45) Assistant Treasurer, February 2008 to present	Manager of Fund Administration for Unified Fund Services, Inc., since October 2007. Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.
Lynn E. Wood (Age - 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age - 33) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 29 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor as of November 30, 2008.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes information about the trustees and is available, without charge, upon request. You may call toll-free 1-800-470-1029 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (800) 470-1029 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Daniel J. Condon

Kenneth G. Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

John Swhear, Senior Vice President

Christopher E. Kashmerick, Chief Financial Officer and Treasurer

William J. Murphy, Assistant Treasurer

Heather A. Bonds, Secretary

Lynn Wood, Chief Compliance Officer

INVESTMENT ADVISER

Pekin Singer Strauss Asset Management, Inc.

21 S. Clark Street

Suite 3325

Chicago, IL 60603

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Auer Growth Fund

Annual Report

November 30, 2008

Fund Advisor:

SBAuer Funds, LLC

10401 N. Meridian Street, Suite 100

Indianapolis, IN 46290

Toll Free (888) 711-AUER (2837)

www.auergrowthfund.com

Management Discussion and Analysis

This marks the end of the first fiscal period (from 12/28/07 through 11/30/08) of the Auer Growth Fund (AUERX). The Fund's performance trailed that of the S&P 500 by about 16.5%. The US and world markets experienced financial turmoil and destruction not witnessed since the Great Depression in some respects. The sudden collapse of liquidity and confidence caused a domino effect that resulted in dramatic consequences for many companies and storied institutions. Our investment process, which we have followed now for over 20 years (in our personal accounts leading to the Fund launch) is very disciplined. This does not mean we will not encounter periods of underperformance, and in fact our history is we are hit with periods often where we underperform the major indexes. During the first 6 months of the year we led the stock indexes and as of the midpoint of 2008 we were about 7% ahead. That evaporated as the crisis unfolded and our almost 40% weighting in energy weighed the Fund down heavily. You may ask why we wouldn't see that coming and just sell out of those positions. What we stick to is a discipline of going with the actual earnings and results of the companies in the Fund’s portfolio. We have never witnessed a collapse so quickly in share prices, far before any material sign of earnings drops. The drop in our stock prices was mostly caused we believe for liquidity reasons as major investment banks and hedge funds were forced to liquidate positions at any price. Many of the stocks we held had been in commodity industries that were posting quarter over quarter impressive sales and profit gains. Unfortunately much of the selling was in some of our same energy names. We saw our average holding drop in November to below a 5.5 price to earnings ratio (P/E) on 2008 estimates. That would be an extremely cheap valuation for companies growing in double digit or better sales and profits. Some of our dry bulk shipping stocks actually declined to below trailing profits.

As we enter into 2009 we are optimistic for the future. The US stock market has now returned on average nothing for 10 years, digesting the tech laden crash of 2000, and the aftermath of "911". World governments are showing that they stand ready to do almost anything it takes to reignite growth. We still feel the best way to invest over a market cycle (which we would define as 5 years or more) is to buy solid growing companies with sales and earnings growth at reasonable valuations.

As we enter the new year the fund's weighting in oil has been pared back and we see new leaders emerging. Chemical specialty companies such as fertilizers look especially compelling. In the energy area, coal stocks are meeting our criteria. We now own all 4 of the largest coal companies, Peabody (BTU), Arch Coal (ACI), Consolidated Energy (CNX) and Massey Energy (MEE). We do not make "bets" on sectors, they either meet the criteria or not. In the oil patch although some of our integrated oils and exploration and production companies have been pared, most of our oil service or drilling companies are still qualifying. We especially like TransOcean (RIG) for its earnings numbers and solid outlook, and feel it's one of the most compelling values in the market. One new area that is starting to show some promise is in infrastructure. A stock not well known is Valmont Industries (VMI), and it is a new addition to the Fund, at a price less than half its high in the summer.

We thank our shareholders and want to thank you for your confidence in our process and your patience to see if better times are ahead. Robert C. Auer

Senior Portfolio Manager

Auer Growth Fund

Investment Results– (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The Fund’s prospectus contains this and other information about the Fund and may be obtained by calling 1-888-711-2837. Please read it carefully before investing. Performance data current to the most recent month end may be obtained by calling the above number. The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

*Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The S&P 500 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on December 28, 2007 (commencement of Fund operations) and held through November 30, 2008. The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. The Fund’s investment objectives, risks, charges, and expenses must be considered carefully before investing. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-888-711-2837.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS- (Unaudited)

1As a percent of net assets.

The Auer Growth Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks traded on major U.S. exchanges that the advisor believes present the most favorable potential for capital appreciation.

Availability of Portfolio Schedule– (Unaudited)

This Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2008 through November 30, 2008.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not of the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

Auer Growth Fund	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Expenses Paid During Period* June 1, 2008 – November 30, 2008
Actual	$1,000.00	$440.46	$6.96
Hypothetical **	$1,000.00	$1,015.33	$9.74

*Expenses are equal to the Fund’s annualized expense ratio of 1.94%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

**Assumes a 5% return before expenses.

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS
November 30, 2008

Shares	COMMON STOCKS - 96.18%	Value

	Absorbant Materials - 0.08%
33,000	International Absorbents, Inc. (a)	$69,300

	Air Filtration - 0.07%
10,745	MFRI, Inc. (a)	57,056

	Airplane Components - 3.08%
230,000	BE Aerospace, Inc. (a)	1,881,400
64,000	LMI Aerospace, Inc. (a)	702,720
		2,584,120

	Alternative Energy - 1.16%
6,000	Canadian Solar, Inc. (a)	33,360
61,120	China Solar & Clean Energy Solutions, Inc. (a)	61,120
22,100	Green Plains Renewable Energy, Inc. (a)	66,300
85,000	Trina Solar Ltd. (a) (b)	808,350
		969,130

	Automobile Components - 2.03%
32,000	Noble International, Ltd. (a)	13,760
49,000	Spartan Motors, Inc.	146,020
115,000	Titan International, Inc.	1,097,100
8,000	WABCO Holdings, Inc.	118,880
85,000	Wonder Auto Technology, Inc. (a)	319,600
		1,695,360

	Banks - 0.20%
6,100	Pennsylvania Commerce Bancorp, Inc. (a)	166,530

	Batteries - 0.29%
43,000	Advanced Battery Technologies, Inc. (a)	88,580
5,400	EnerSys (a)	46,062
24,000	Exide Technologies (a)	108,000
		242,642

	Car Dealers - 0.17%
15,000	America's Car-Mart, Inc. (a)	140,100

	Chemicals - Agricultural & Industrial - 10.53%
7,000	Agrium Inc.	219,940
2,000	CF Industries Holdings, Inc.	105,260
10,000	FMC Corp.	437,000
168,000	Intrepid Potash, Inc. (a)	3,225,600
7,000	Olin Corp	114,660
133,000	OM Group, Inc. (a)	2,624,090
16,000	Potash Corp. of Saskatchewan, Inc.	986,240
7,500	Terra Industries, Inc.	110,325
1,300	Terra Nitrogen Co., L.P.	131,222
28,000	The Mosaic Co.	849,800
		8,804,137

	Coal - 4.51%
16,000	Alpha Natural Resources, Inc. (a)	355,040
100,000	Arch Coal, Inc.	1,538,000
35,000	CONSOL Energy, Inc.	1,013,950
50,000	International Coal Group, Inc. (a)	142,000
1,800	Massey Energy Co.	28,116
3,000	Patriot Coal Corp. (a)	25,410
23,000	Peabody Energy Corp.	538,890
7,000	Walter Industries, Inc.	127,680
		3,769,086

*See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS - continued
November 30, 2008

Shares	COMMON STOCKS - 96.18% - continued	Value

	Computer Hardware & Software - 0.85%
182,028	Majesco Entertainment Co. (a)	$ 98,295
235,000	Silverstar Holdings Ltd. (a)	46,765
17,500	Super Micro Computer, Inc. (a)	91,175
25,000	Transact Technologies, Inc. (a)	134,750
20,000	VASCO Data Security International, Inc. (a)	208,800
6,500	Versant Corp. (a)	78,585
21,200	Web.com Group, Inc. (a)	53,636
		712,006

	Construction - 0.04%
38,000	India Globalization Capital, Inc. (a)	35,340

	Consulting Services - 3.64%
26,000	China Direct, Inc. (a)	40,820
7,500	Foster Wheeler Ltd. (a)	166,950
1,750	Hudson Technologies, Inc. (a)	1,837
75,500	Netsol Technologies, Inc. (a)	52,095
27,900	Versar, Inc. (a)	80,910
81,000	VSE Corp.	2,702,160
		3,044,772

	Consumer Products - 0.21%
52,000	Parlux Fragrances, Inc. (a)	171,600

	Digital Devices - 0.17%
20,600	Digital Ally, Inc. (a)	79,928
70,000	DRI Corp. (a)	65,100
		145,028

	Electric Power & Supplies - 1.41%
7,500	AZZ, Inc. (a)	180,450
36,500	GrafTech International Ltd. (a)	244,185
183,000	Yingli Green Energy Holding Co., Ltd (a) (b)	753,960
		1,178,595

	Electronic Components & Measuring Devices - 0.39%
100,000	Advanced Photonix, Inc. - Class A (a)	74,000
73,000	Aehr Test Systems (a)	159,870
5,000	Thomas & Betts Corp. (a)	94,950
		328,820

	Equipment Leasing - 0.11%
10,000	Willis Lease Finance Corp. (a)	88,700

	Farm Equipment - 0.33%
2,800	AGCO Corp. (a)	68,936
32,000	Art's-Way Manufacturing Co., Inc.	130,560
2,000	Lindsay Corp.	77,820
		277,316

	Food & Nutrition Products - 0.30%
25,000	Omega Protein Corp. (a)	104,000
78,792	The Inventure Group, Inc. (a)	145,765
		249,765

	Footware - 0.11%
1,500	Deckers Outdoor Corp. (a)	89,460

*See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS - continued
November 30, 2008

Shares	COMMON STOCKS - 96.18% - continued	Value

	Freight Transportation - 2.76%
15,400	Air T., Inc.	$ 92,092
20,000	DryShips, Inc.	108,800
12,500	Eagle Bulk Shipping, Inc.	54,125
12,000	Excel Maritime Carriers Ltd.	68,520
57,000	FreeSeas, Inc.	76,950
5,400	Genco Shipping & Trading Ltd.	49,194
43,000	GulfMark Offshore, Inc. (a)	1,216,900
7,500	Hornbeck Offshore Services, Inc. (a)	126,600
150,000	Navios Maritime Holdings, Inc.	261,000
13,000	OceanFreight, Inc.	44,850
2,300	Overseas Shipholding Group, Inc.	85,238
31,020	Star Bulk Carriers Corp.	70,105
12,000	TBS International Ltd. - Class A (a)	56,400
		2,310,774

	Geological Services - 0.20%
8,000	Dawson Geophysical Co. (a)	164,560

	Gold Mining - 1.60%
240,000	IAMGOLD Corp.	1,128,000
85,000	Western Goldfields, Inc. (a)	113,900
17,000	Yamana Gold, Inc.	98,770
		1,340,670

	Healthcare - 1.73%
65,000	Allion Healthcare, Inc. (a)	211,900
3,500	Amedisys, Inc. (a)	136,115
75,000	Healthspring, Inc. (a)	1,094,250
		1,442,265

	Heating & Cooling Services - 0.22%
12,000	Comfort Systems USA, Inc.	100,200
18,000	KSW, Inc.	85,500
		185,700

	Industrial Machinery - 0.60%
8,000	DXP Enterprises, Inc. (a)	105,680
50,000	Manitowoc Co., Inc.	394,000
		499,680

	Insurance - 1.89%
43,000	AmTrust Financial Services, Inc.	384,420
25,600	Tower Group, Inc.	583,936
22,000	Universal American Financial Corp. (a)	218,680
152,000	Universal Insurance Holdings, Inc.	396,720
		1,583,756

	Insurance Brokers - 0.38%
9,000	Life Partners Holdings, Inc.	321,300

	Investment Capital - 0.05%
835,700	IA Global, Inc. (a)	41,785

	Leisure - 0.11%
124,000	Silverleaf Resorts, Inc. (a)	89,280

	Medical Devices - 0.48%
12,000	ArthroCare Corp. (a)	156,960
26,000	Cynosure, Inc. - Class A (a)	240,240
		397,200

*See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS - continued
November 30, 2008

Shares	COMMON STOCKS - 96.18% - continued	Value

	Metal Mining - 1.42%
2,400	Cliffs Natural Resources, Inc.	$ 57,000
90,000	Taseko Mines Ltd. (a)	67,950
320,000	Thompson Creek Metals Co., Inc. (a)	1,059,200
		1,184,150

	Metal Parts & Processors - 0.22%
5,500	Hawk Corp. - Class A (a)	88,825
30,000	WSI Industries, Inc.	94,500
		183,325

	Mining Machinery - 1.37%
18,000	Bucyrus International, Inc.	351,540
30,000	Joy Global, Inc.	698,700
6,600	Terex Corp. (a)	94,116
		1,144,356

	Natural Gas Services - 0.23%
5,000	Enterprise Products Partners L.P.	106,850
7,500	Exterran Partners L.P.	81,525
		188,375

	Oil & Natural Gas Equipment - 1.56%
4,000	Flowserve Corp.	201,320
39,000	National-Oilwell Varco, Inc. (a)	1,103,310
		1,304,630

	Oil & Natural Gas Services - 1.65%
420,000	Boots & Coots International Well Control, Inc. (a)	571,200
75,000	ION Geophysical Corp. (a)	225,000
56,000	Newpark Resources, Inc. (a)	257,600
20,000	North American Energy Partners, Inc. (a)	56,800
3,100	Oil States International, Inc. (a)	66,402
36,500	OMNI Energy Services Corp. (a)	63,510
4,800	T-3 Energy Services, Inc. (a)	63,120
6,000	Weatherford International Ltd. (a)	76,620
		1,380,252

	Oil & Natural Gas Drilling - 7.88%
65,000	Atwood Oceanics, Inc. (a)	1,176,500
20,500	Diamond Offshore Drilling, Inc.	1,512,900
11,300	Helmerich & Payne, Inc.	286,568
21,000	Noble Corp.	562,590
44,000	Transocean, Inc. (a)	2,942,720
3,500	Unit Corp. (a)	100,380
		6,581,658

	Oil & Natural Gas Exploration - 0.69%
44,000	EV Energy Partners L.P.	580,800

	Oil & Natural Gas Producers - 20.38%
36,700	Abraxas Petroleum Corp (a)	45,508
85,000	ATP Oil & Gas Corp. (a)	567,800
8,500	Berry Petroleum Co. - Class A	99,535
11,000	Bill Barrett Corp. (a)	246,070
57,000	BMB Munai, Inc. (a)	67,830
9,000	Cabot Oil & Gas Corp.	269,730
4,500	Canadian Natural Resources Ltd.	186,075
3,000	Chevron Corp.	237,030
6,500	Cimarex Energy Co.	184,405
69,000	ConocoPhillips	3,623,880

*See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS - continued
November 30, 2008

Shares	COMMON STOCKS - 96.18% - continued	Value

	Oil & Natural Gas Producers - 20.38% - continued
7,500	Encore Acquisition Co. (a)	$ 198,300
7,500	Exxon Mobil Corp.	601,125
70,000	Gran Tierra Energy, Inc. (a)	191,100
106,000	Gulfport Energy Corp. (a)	524,700
89,000	Mariner Energy, Inc. (a)	978,110
14,000	McMoRan Exploration Co. (a)	157,500
19,000	Murphy Oil Corp.	836,950
88,000	Nexen, Inc.	1,701,920
20,000	Noble Energy, Inc.	1,045,600
90,000	Occidental Petroleum Corp.	4,872,600
6,000	Petro-Canada	150,300
5,500	Pioneer Natural Resources Co.	110,440
7,500	Quicksilver Resources, Inc. (a)	46,725
26,000	Warren Resources, Inc. (a)	86,580
		17,029,813

	Oil Field Machinery - 0.60%
50,000	Flotek Industries, Inc. (a)	150,500
3,000	Lufkin Industries, Inc.	147,930
6,000	Superior Energy Services, Inc. (a)	101,100
10,000	Superior Well Services, Inc. (a)	102,500
		502,030

	Oil Pipelines - 0.90%
15,500	NuStar Energy L.P.	616,900
3,000	Sunoco Logistics Partners L.P.	133,410
		750,310

	Oil Refining - 0.28%
56,300	Arabian American Development Co. (a)	50,107
10,000	Valero Energy Corp.	183,500
		233,607

	Pharmaceuticals - 7.36%
57,359	Akorn, Inc. (a)	94,069
55,000	Caraco Pharmaceutical Laboratories Ltd. (a)	238,700
225,000	Cubist Pharmaceuticals, Inc. (a)	5,526,000
33,800	Questcor Pharmaceutical, Inc. (a)	288,990
		6,147,759

	Recycling Services - 0.24%
28,000	Appliance Recycling Centers of America, Inc. (a)	72,240
25,000	Industrial Services of America, Inc.	126,250
		198,490

	Retail - 0.59%
22,000	EZCORP, Inc. - Class A (a)	362,780
13,500	Lumber Liquidators, Inc. (a)	127,980
		490,760

	Rubber & Plastic Products - 0.24%
31,900	CTI Industries Corp. (a)	79,112
30,600	UFP Technologies, Inc. (a)	124,236
		203,348

	Semiconductors - 2.52%
8,000	Broadcom Corp. - Class A (a)	122,480
120,000	Entropic Communications, Inc. (a)	120,000
42,300	Intellon Corp. (a)	94,752
73,000	LDK Solar Co., Ltd. (a) (b)	1,130,040

*See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS - continued
November 30, 2008

Shares	COMMON STOCKS - 96.18% - continued	Value

	Semiconductors - 2.52% - continued
48,000	Ramtron International Corp. (a)	$ 81,120
72,000	Skyworks Solutions, Inc. (a)	388,080
30,000	TriQuint Semiconductor, Inc. (a)	77,400
12,000	Volterra Semiconductor, Corp. (a)	89,760
		2,103,632

	Steel Pipes - 4.14%
5,000	Northwest Pipe Company (a)	143,600
60,000	Valmont Industries, Inc.	3,318,000
		3,461,600

	Steel Producers - 1.78%
3,500	AcelorMittal	82,880
7,000	AK Steel Holding Corp.	55,160
37,000	China Precision Steel, Inc. (a)	50,320
12,000	Gerdau Ameristeel Corp.	51,960
21,700	Nucor Corp	774,256
4,000	Olympic Steel, Inc.	70,000
5,000	Reliance Steel & Aluminum Co.	103,100
24,000	Steel Dynamics, Inc.	198,240
20,000	Sutor Technology Group Ltd. (a)	37,800
2,000	United States Steel Corp.	60,800
		1,484,516

	Telecommunications - 2.03%
16,000	Research in Motion Ltd. (a)	679,520
70,000	T-Bay Holdings, Inc. (a)	69,300
100,000	Vimpel-Communications (b)	950,000
		1,698,820

	Wire & Cable - 0.16%
2,900	General Cable Corp. (a)	47,879
30,500	Optical Cable Corp. (a)	85,705
		133,584

	Work Apparel - 0.10%
12,000	Lakeland Industries, Inc. (a)	84,720

	Workplace Furnishings - 0.14%
12,500	Kewaunee Scientific Corp.	119,938

	TOTAL COMMON STOCKS (Cost $152,914,668)	80,386,306

	REAL ESTATE INVESTMENT TRUSTS - 0.88%

21,000	Annaly Capital Management, Inc.	301,770
14,800	Capstead Mortgage Corp.	155,252
17,600	Dynex Capital, Inc.	114,576
27,000	MFA Mortgage Investments, Inc.	167,130

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $794,658)		738,728

*See accompanying notes which are an integral part of these financial statements.

	AUER GROWTH FUND
SCHEDULE OF INVESTMENTS - continued
	November 30, 2008

Shares	MONEY MARKET SECURITIES - 2.80%	Value

2,336,314	Fidelity Institutional Money Market Treasury Portfolio - Class I, 0.56% (c)	$ 2,336,314

TOTAL MONEY MARKET SECURITIES (Cost $2,336,314)		2,336,314

	TOTAL INVESTMENTS (Cost $156,044,000) - 99.86%	$ 83,461,348

	Other assets less liabilities - 0.14%	116,383

	TOTAL NET ASSETS - 100.00%	$ 83,577,731

	(a) Non-income producing securities.
(b) American Depositary Receipt - A negotiable certificate issued by a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S. exchange.
(c) Variable rate security; the money market rate shown represents the rate at November 30, 2008.

*See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND
Statement of Assets and Liabilities
November 30, 2008

Assets
Investments in securities, at fair value (cost $156,044,000)	$ 83,461,348
Interest receivable	1,131
Dividend receivable	149,434
Receivable for investments sold	935,007
Receivable for fund shares sold	76,336
Prepaid expenses	1,653
Total assets	84,624,909

Liabilities
Payable for investments purchased	868,342
Payable for fund shares redeemed	6,629
Payable to administrator, fund accountant, and transfer agent	13,956
Payable to advisor (a)	141,777
Payable to trustees and officers	718
Payable to custodian	3,012
Other accrued expenses	12,744
Total liabilities	1,047,178

Net Assets	$ 83,577,731

Net Assets consist of:
Paid in capital	$ 168,012,186
Accumulated net investment income (loss)	104,380
Accumulated net realized gain (loss) from investment transactions	(11,956,183)
Net unrealized (depreciation) on investments	(72,582,652)

Net Assets	$ 83,577,731

Shares outstanding (unlimited number of shares authorized)	18,376,102

Net Asset Value and offering price per share	$ 4.55

Redemption price per share (Net Asset Value * 98%) (b)	$ 4.46

(a) See Note 3 in the Notes to the Financial Statements.
(b) The Funds charge a 2.00% redemption fee on shares redeemed within 90 days of purchase.

*See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND
Statement of Operations
For the period ended November 30, 2008 (a)

Investment Income
Dividend income (Net of foreign tax witheld of $2,417)	$ 788,589
Interest income	168,774
Total Investment Income	957,363

Expenses
Investment advisor fee (b)	1,060,974
Administration expenses	63,892
Transfer agent expenses	63,180
Offering expenses advanced by Advisor (b)	37,305
Fund accounting expenses	31,479
Registration expenses	29,200
Custodian expenses	25,978
Auditing expenses	12,493
Legal expenses	11,021
Pricing expenses	10,941
Printing expenses	7,916
Trustee expenses	6,779
CCO expenses	5,828
Insurance expense	4,525
Miscellaneous expenses	2,518
Total Expenses	1,374,029
Net Investment (Loss)	(416,666)

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities	(11,720,569)
Net increase from reimbursement by Advisor (c)	18,501
Change in unrealized appreciation (depreciation)
on investment securities	(72,582,652)
Net realized and unrealized gain (loss) on investment securities	(84,284,720)
Net increase (decrease) in net assets resulting from operations	$ (84,701,386)

(a) For the period December 28, 2007 (Commencement of Fund operations) through November 30, 2008.
(b) See Note 3 in the Notes to the Financial Statements.
(c) See Note 5 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND
Statement of Changes In Net Assets

	Period
	Ended
	November
	30,2008	(a)
Operations
Net investment income (loss)	$ (416,666)
Net realized gain (loss) on investment securities	(11,720,569)
Net increase from reimbursement by Advisor (b)	18,501
Change in unrealized (depreciation) on investment securities	(72,582,652)
Net increase (decrease) in net assets resulting from operations	(84,701,386)

Distributions
Return of capital	(13,143)

Capital Share Transactions
Proceeds from Fund shares sold	177,891,240
Reinvestment of distributions	13,143
Amount paid for Fund shares redeemed	(9,612,123)
Net increase (decrease) in net assets resulting
from capital share transactions	168,292,260

Total Increase (Decrease) in Net Assets	83,577,731

Net Assets
Beginning of period	-

End of period	$83,577,731

Accumulated undistributed net investment income
included in net assets at end of period	-

Capital Share Transactions
Shares sold	20,074,307
Shares issued in reinvestment of distributions	1,330
Shares redeemed	(1,699,535)

Net increase (decrease) from capital share transactions	18,376,102

(a) For the period December 28, 2007 (Commencement of Fund operations) through November 30, 2008.
(b) See Note 5 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND
Financial Highlights
(For a share outstanding during the period)

	Period
	Ended
	November
	30 ,2008	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 10.00

Income from investment operations:
Net investment (loss) (b)	(0.04)
Net realized and unrealized gain on investments	(5.41)	(c)
Total from investment operations	(5.45)

Less Distributions to shareholders:
Return of capital (d)	(0.00)
Total distributions	(0.00)

Paid in Capital redemption fees (e)	0.00

Net asset value, end of period	$ 4.55

Total Return (f)(g)(h)	(54.48)%

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 83,578
Ratio of expenses to average net assets (i)	1.94%
Ratio of expenses to average net assets
Ratio of net investment income (loss) to
average net assets (i)	(0.59)%
Portfolio turnover rate	115.90%

(a) For the period December 28, 2007 (Commencement of Operations) to November 30, 2008.
(b) Per share net investment income has been calculated using the average shares method.
(c) Reimbursement of loss on investment trade is reflected. The effect on the Fund was less than $0.005 per share.
(d) Return of capital distributions resulted in less than $0.005 per share.
(e) Redemption fees resulted in less than $0.005 per share.
(f) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(g) Reimbursement of loss on investment trade did not affect total return.
(h) Not annualized.
(i) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Auer Growth Fund

Notes to the Financial Statements

November 30, 2008

NOTE 1. ORGANIZATION

The Auer Growth Fund (the “Fund”) was organized as a diversified series of the Unified Series Trust (the “Trust”) on September 10, 2007. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The investment objective of the Auer Growth Fund (the “Fund”) is to provide long-term capital appreciation. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment advisor is SBAuer Funds, LLC (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political development in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Auer Growth Fund

Notes to the Financial Statements

November 30, 2008

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s net asset value (“NAV”) calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Such good faith pricing would also be required if a mutual fund in which a Fund invests fails to calculate its NAV as of the stock exchange close.

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. Distributions to shareholders are recorded on the ex-dividend date. The Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes permanently for investments in master limited partnerships and passive foreign investment companies. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended November 30, 2008, the Fund reclassified $254,115 of short-term capital gain to net investment loss and $280,074 of net investment loss and return of capital distributions to paid in capital.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Accounting for Uncertainty in Income Taxes – The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on December 28, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Fund. The Fund is subject to examination by U.S. federal tax authorities and state tax authorizes for years 2007 and 2008.

Auer Growth Fund

Notes to the Financial Statements

November 30, 2008

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

As of and during the period ended November 30, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

Fair Valuation – The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 28, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The Fund values its common stocks and real estate investment trusts at the closing price established by the market exchange on which they trade. Money market securities are valued at amortized cost. Any fixed income securities the Fund may own are valued by a pricing service using an evaluated price method established by the pricing service. To date, the Advisor has not had to provide any fair value pricing for any securities held by the Fund (Level 3 Securities). For additional information on the Fund’s security valuation policies, refer to the Securities Valuation section in this Note.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments (i.e., off-balance sheet items)*
Level 1 – Direct Market Prices in Observable Markets or Quoted Prices	$ 83,461,348	$ -
Level 2 – Other Significant Observable Inputs	$ -	$ -
Level 3 – Internal Unobservable Inputs	$ -	$ -
Total	$ 83,461,348	$ -

*Other financial instruments include futures, forwards, and swap contracts.

Auer Growth Fund

Notes to the Financial Statements

November 30, 2008

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

FAS 157 requires a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value. The Fund(s) did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation is included for this reporting period.

Derivative Instruments and Hedging Activities – In March 2008, FASB issued Statement on Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (SFAS 161), effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how the Fund accounts for such activities, and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the Fund’s average net assets. For the period December 28, 2007 (commencement of operations) through November 30, 2008, the Advisor earned a fee of $1,060,974 from the Fund.

The Advisor contractually has agreed to waive its management fee and/or reimburse expenses to the extent necessary to maintain net annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), any 12b-1 fees, taxes, extraordinary expenses and indirect expenses (such as fees and expenses of acquired funds), at 1.95% of the average daily net assets of the Fund shares, through December 31, 2010. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.95% expense limitation. At November 30, 2008, the Fund owed $141,777 to the Advisor.

The Advisor advanced $37,305 to the Fund for reimbursable offering expenses prior to the Fund’s commencement of operations, all of which will be reimbursed to the Advisor. Under the Agreement, the Advisor may obtain reimbursement from the Fund at any time for offering expenses advanced, provided that the Fund is able to make repayment without exceeding the 1.95% expense limitation.

The Trust retains Unified Fund Services, Inc. (“Unified”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period December 28, 2007 (commencement of operations) through November 30, 2008, Unified earned fees of $63,892 for administrative services provided to the Fund. At November 30, 2008, the Fund owed Unified $6,232 for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the period December 28, 2007 (commencement of operations) through November 30, 2008, the Custodian earned fees of $25,978 for custody services provided to the Fund. At November 30, 2008, the Fund owed the Custodian $3,012 for custody services.

The Trust also retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the period December 28, 2007 (commencement of operations) through November 30, 2008, Unified earned fees of $28,185 from the Fund for transfer agent services and $34,995 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the period December 28, 2007 (commencement of

Auer Growth Fund

Notes to the Financial Statements

November 30, 2008

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

operations) through November 30, 2008, Unified earned fees of $31,479 from the Fund for fund accounting services. At November 30, 2008, the Fund owed Unified $2,858 for transfer agent services and $2,097 in reimbursement of out-of-pocket expenses. At November 30, 2008, the Fund owed Unified $2,769 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund for the period December 28, 2007 (commencement of operations) through November 30, 2008. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor; such persons may be deemed to be affiliates of the Distributor.

NOTE 4. INVESTMENTS

For the period December 28, 2007 (commencement of operations) through November 30, 2008, purchases and sales of investment securities, other than short-term investments were as follows:

Amount
Purchases
U.S. Government Obligations	$ -
Other	250,857,212
Sales
U.S. Government Obligations	$ -
Other	85,425,722

At November 30, 2008, the appreciation (depreciation) of investments for tax purposes, was as follows:

Amount
Gross Appreciation	$ 2,491,155
Gross (Depreciation)	(79,147,561)
Net Depreciation
on Investments	$ (76,656,406)

At November 30, 2008, the aggregate cost of securities for federal income tax purposes, was $160,117,754.

NOTE 5. REIMBURSEMENT FROM ADVISOR

During the fiscal period ended November 30, 2008, the Advisor inadvertently sold more shares of the security, ShoreTel, Inc. (“SHOR”). than were owned by the Fund, resulting in a short position. The Fund purchased additional shares of SHOR to remedy the short position. The cost to purchase the additional shares was greater than the proceeds received for the shares oversold. This resulted in a loss to the Fund of $18,501, which was reimbursed to the Fund by the Advisor.

Auer Growth Fund

Notes to the Financial Statements

November 30, 2008

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2008, Ameritrade, Inc. and SEI Private Trust Co., for the benefit of others, owned 34.46% and 33.13% respectively, of the Fund and thus each may be deemed to control the Fund.

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS

On December 28, 2007, an income distribution of $0.004 per share was made to shareholders of record on December 27, 2007.

The tax characterization of distributions paid for the period ended November 30, 2008 was as follows:

2008
Distributions paid from:
Ordinary Income	$ -
Short-Term Capital Gain	-
Long-Term Capital Gain	-
Return of Capital	13,143
Total Distibutions	$ 13,143

As of November 30, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ -
Capital loss carryforward	(7,778,049)
Unrealized depreciation	(76,656,406)
$ (84,434,455)

As of November 30, 2008, the difference between book basis and tax basis unrealized depreciation is primarily attributable to the tax deferral of post-October losses in the amount of $4,116,482, losses on wash sales in the amount of $61,652, and distributions from master limited partnerships (“mlp’s”) in the amount of $104,380.

NOTE 10. CAPITAL LOSS CARRYFORWARDS

As of November 30, 2008, the Fund has available for federal tax purposes an unused capital loss carryforward of $7,778,049 which is available for offset against future taxable net capital gains. This loss carryforward expires on November 30, 2016.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Auer Growth Fund

(Unified Series Trust)

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Auer Growth Fund (the “Fund”), a series of the Unified Series Trust, as of November 30, 2008, and the related statements of operations and changes in net assets, and the financial highlights for the period December 28, 2007 (commencement of operations) through November 30, 2008. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2008 by correspondence with the Fund’s custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Auer Growth Fund as of November 30, 2008, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

January 28, 2009

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 61) Independent Trustee, December 2002 to present

President and Founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. 1992-2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 62) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 58) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 56) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 59) Independent Trustee, May 2008 to present

Senior Vice President and Chief Officer, Corporate Development of Northeast Retirement Services, Inc. since 2003; Senior Vice President of Savings Banks Employees Retirement Association since 2003; Senior Vice President of Advisors Charitable Gift Fund since 2005; Senior Vice President of Global Trust Company Since 2008; Treasurer and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.).

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston(Age - 49) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present	Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.
Christopher E. Kashmerick (Age – 34) Treasurer and Chief Financial Officer November 2008 to present

Vice President of Fund Accounting and Financial Reporting for Unified Fund Services, Inc., the Trust’s Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U. S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Fund Balancing Supervisor, Accounting Analyst and Senior Accounting Analyst, from May 2000 through February 2005.

William J. Murphy (Age - 45) Assistant Treasurer, February 2008 to present	Manager of Fund Administration for Unified Fund Services, Inc., since October 2007. Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.
Lynn E. Wood (Age - 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age - 33) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 29 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with

Unified Financial Securities, Inc., the Distributor as of November 30, 2008

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 711-2837 (Auer) to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

This is the first filing, but in the future a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (888) 711-2837 (Auer) and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Nancy V. Kelly

Kenneth G.Y. Grant

OFFICERS

Anthony J. Ghoston, President

John C. Swhear, Senior Vice-President

Christopher E. Kashmerick, Treasurer and Chief Financial Officer

William J. Murphy, Assistant Treasurer

Heather A. Bonds, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

SBAuer Funds, LLC
10401 N. Meridian Street, Suite 100

Indianapolis, IN 46290

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Bell Worldwide Trends Fund

Annual Report

November 30, 2008

Fund Advisor:

Bell Investment Advisors, Inc.

1111 Broadway, Suite 1630

Oakland, CA 94607

Toll Free: (888) 592-2355

Bell Worldwide Trends Fund

Management’s Discussion & Analysis

The Bell Worldwide Trends Fund declined 39.40% from its inception on December 20, 2007 to November 30, 2008. In comparison, our benchmark—the MSCI All Country World Index—fell 42.61% during the same period. In a normal market environment, we would be pleased with 3.21 percentage points of relative outperformance, but the global markets in 2008, especially the three-month period from September to November, have been anything but normal.

The volatility that has plagued the equity markets since our fund’s inception largely stemmed from the ongoing problems in the financial sector, which have been a result of declining home prices nationwide and the rising defaults of mortgages. Financial institutions faced and continue to face the two-headed problem of both deteriorating financial health due to ownership of large amounts of mortgage-related securities and declining earnings due to write-offs of bad debt and also a significant slowing in lending activity. As we have seen, there will be financial institutions that will not survive. Consumers have had to scale back as the value of their assets have plummeted while their access to cheap credit has significantly diminished. Businesses have also been forced to tighten their belts in terms of spending, payroll, and capital expenditures as their sales decline while their cost of debt soars due to a highly risk-averse bond market. The result of all of this is an ongoing recession in the United States, which dates back to December 2007 according to the National Bureau of Economic Research (NBER). Other developed countries around the globe face the challenge of slowing economies as well.

Much of the losses we have sustained since inception came within the three-month period of September to November. They were three of the worst months in the S&P 500 Index’s history. From August 31, 2008 to November 30, 2008, the S&P 500 declined 29.65%. That represents the worst three-month period for the index since its inception in 1950, meaning that this has been an extremely trying time for even the most seasoned investors. Our benchmark—the MSCI All Country World Index—fared even worse with a loss of 34.35% during that three-month period.

In hindsight, coming into the second half of 2008, we were about as poorly positioned as we could have been with high allocations to the energy sector, the materials sector, and foreign stocks (both developed and emerging markets). Those areas of the market were among the worst hit late in the year as commodity prices (especially oil) plummeted, the U.S. dollar rallied, and investors around the world sold risky assets en mass in favor of safe investments like U.S. Treasuries and cash. As an example of the extreme levels of risk aversion in the market right now, demand for the 13-week U.S. Treasury bill increased so dramatically that its yield touched 0% in November; in other words, investors were willing to lend to the U.S. government for free in exchange for the comfort of knowing that their money was safe. Needless to say, this is not a normal market environment.

While we are disappointed by the magnitude of losses in the fund’s first full year of existence, successful investing is about identifying where the market is headed rather than where it has been. As the correction in the energy sector, the materials sector, and foreign markets began to unfold, we largely abandoned those areas of the global market. At this time, we are seriously underallocated to the energy and materials sectors, and we have the vast majority of our investments within the United States. Our only real interest overseas right now is Japan, to which we have about 7% of the fund allocated. Most of the fund remains invested in equities as we view their valuations as attractive right now. From these low levels of valuations, we project stocks to be among the best-performing asset classes over the next 5 to 10 years, which is why we remain committed to them.

Despite the long-term opportunities we are seeing in the equity market, we acknowledge the risk that we may be in a range-bound market or that further losses may occur in the near-term. To help offset those risks, we are keeping a portion of the fund in ETFs and no-load mutual funds that utilize alternative, non-correlated assets/strategies which include agricultural commodities, foreign currencies, a long equity/long put strategy, and a covered call strategy.

These alternative asset funds currently comprise about 26% of the portfolio. With the traditional equity portion of the fund, our greatest exposure is to the health care sector (27% of the fund) and the consumer staples sector (19%). We view these two traditionally-defensive sectors as the most well-positioned for an uncertain economic environment.

Thank you for continuing to invest with us. We appreciate your trust more than ever after a trying year like 2008.

Matthew King, CFA	Dana Nelson
Portfolio Manager	Portfolio Manager

The views expressed are those of the Advisor as of November 30, 2008 and are not intended as a forecast or as investment recommendations.

Investment Results– (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-592-2355.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The MSCI ACWI Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

The chart above assumes an initial investment of $10,000 made on December 20, 2007 (commencement of Fund operations) and held through November 30, 2008. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The MSCI ACWI Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Bell Worldwide Trends Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-888-592-2355. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Services, Inc., member FINRA.

FUND HOLDINGS– (Unaudited)

1As a percent of net assetsThe Fund invests in a portfolio of other investment companies, primarily exchange-traded funds (“ETFs”) and mutual funds offered on a no-load basis, based on an asset allocation methodology developed by the Fund’s advisor, Bell Investment Advisors, Inc.

AVAILABILITY OF PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SUMMARY OF FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2008 to November 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Bell Worldwide Trends Fund	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Expenses Paid During Period* June 1, 2008 – November 30, 2008
Actual	$1,000.00	$591.22	$5.95
Hypothetical (5% return before expenses)	$1,000.00	$1,017.52	$7.55

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

Bell Worldwide Trends Fund
Schedule of Investments
November 30, 2008

	Shares	Value

Exchange-Traded Funds - 74.78%
iShares Dow Jones U.S. Medical Equipment Index (a)	1,119	$42,198
iShares Dow Jones U.S. Transportation Average Index Fund	1,880	118,741
iShares Russell 2000 Index Fund	5,186	245,505
PowerShares DB Agriculture Fund (a)	2,207	54,469
PowerShares DB G10 Currency Harvest Fund (a)	9,697	195,588
PowerShares QQQ Fund	3,831	111,559
SPDR Pharmaceuticals ETF	4,425	123,856
SPDR S&P Biotech ETF	2,093	102,724
Vanguard Consumer Staples ETF	5,135	299,884
WisdomTree Japan SmallCap Dividend Fund	2,754	97,904

TOTAL EXCHANGE-TRADED FUNDS (Cost $1,855,746)		1,392,428

Exchange-Traded Notes - 4.66%
iPath CBOE S&P 500 BuyWrite Index ETN (a)	2,492	86,722

TOTAL EXCHANGE-TRADED NOTES (Cost $118,792)		86,722

Mutual Funds - 20.66%
Fairholme Fund	4,937	103,434
FBR Small Cap Financial Fund	8,493	122,558
Hussman Strategic Growth Fund	13,174	158,615

TOTAL MUTUAL FUNDS (Cost $412,279)		384,607

Money Market Securities - 0.38%
Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio, 1.84% (b)	7,171	7,171

TOTAL MONEY MARKET SECURITIES (Cost $7,171)		7,171

TOTAL INVESTMENTS (Cost $2,393,988) - 100.48%		$ 1,870,928

Liabilities in excess of other assets - (0.48)%		(9,012)

TOTAL NET ASSETS - 100.00%		$ 1,861,916

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at November 30, 2008.

*See accompanying notes which are an integral part of these financial statements.

Bell Worldwide Trends Fund
Statement of Assets and Liabilities
November 30, 2008

Assets
Investments in securities, at market value (cost $2,393,988)	$1,870,928
Interest receivable	28
Receivable due from Advisor (a)	21,401
Receivable from affiliates (a)	1,341
Prepaid expenses	2,489
Total assets	1,896,187

Liabilities
Payable to administrator, fund accountant and transfer agent	13,474
Payable to custodian	714
Accrued trustee and officer expenses	1,003
Other accrued expenses	19,080
Total liabilities	34,271

Net Assets	$1,861,916

Net Assets consist of:
Paid in capital	$3,333,330
Accumulated net realized (loss) on investments	(948,354)
Net unrealized depreciation on investments	(523,060)

Net Assets	$1,861,916

Shares outstanding (unlimited amount authorized)	307,474

Net asset value and offering price per share	$6.06

Redemption Price per share ($6.06 * 99%) (b)	$6.00

(a) See Note 3 in the Notes to the Financial Statements.
(b) A redemption fee of 1.00% is charged on shares held less than 30 calendar days.

*See accompanying notes which are an integral part of these financial statements.

Bell Worldwide Trends Fund
Statement of Operations
For the period ended November 30, 2008 (a)

Investment Income
Dividend income	$19,572
Interest income	2,085
Total Income	21,657

Expenses
Investment advisor fees (b)	12,966
Transfer agent expenses	45,340
Administration expenses	35,688
Fund accounting expenses	25,559
Registration expenses	19,172
Auditing expenses	15,285
Legal expenses	10,901
Trustee expenses	6,756
CCO expenses	6,137
Custodian expenses	4,762
Miscellaneous expenses	2,948
Pricing expenses	2,723
Report printing expenses	2,466
Insurance expenses	1,459
Total Expenses	192,162
Expenses waived and reimbursed by advisor (b)	(166,205)
Net operating expenses	25,957
Net Investment (Loss)	(4,300)

Realized & Unrealized Gain (Loss)
Long term capital gain distributions from underlying investment companies	13,322
Net realized (loss) on investment securities	(961,676)
Change in unrealized appreciation (depreciation)
on investment securities	(523,060)
Net realized and unrealized loss on investment securities	(1,471,414)
Net decrease in net assets resulting from operations	$ (1,475,714)

(a) For the period December 20, 2007 (commencement of operations) through November 30, 2008.
(b) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Bell Worldwide Trends Fund
Statement of Changes In Net Assets

Period ended
Increase in Net Assets Due to:	November 30, 2008 (a)
Operations
Net investment (loss)	$ (4,300)
Long term capital gain dividends from underlying investment companies	13,322
Net realized (loss) on investment securities	(961,676)
Change in unrealized appreciation (depreciation) on investment securities	(523,060)
Net decrease in net assets resulting from operations	(1,475,714)

Capital Share Transactions
Proceeds from shares sold	4,442,355
Amount paid for shares repurchased	(1,104,725)
Net increase in net assets resulting
from share transactions	3,337,630
Total Increase in Net Assets	1,861,916

Net Assets
Beginning of period	-

End of period	$ 1,861,916

Accumulated undistributed net investment income included in net assets
at end of period.	-

Capital Share Transactions
Shares sold	470,790
Shares repurchased	(163,316)

Net increase from capital share transactions	307,474

(a) For the period December 20, 2007 (commencement of operations) through November 30, 2008.

*See accompanying notes which are an integral part of these financial statements.

Bell Worldwide Trends Fund
Financial Highlights
(For a share outstanding during the period)

	Period ended
	November 30, 2008 (a)
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income from investment operations
Net investment income (loss)	(0.02)	(b)
Net realized and unrealized gain (loss)	(3.92)
Total from investment operations	(3.94)

Net asset value, end of period	$ 6.06

Total Return (c)	-39.40%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 1,862
Ratio of expenses to average net assets	1.50%	(e) (f)
Ratio of expenses to average net assets
before waiver & reimbursement	11.10%	(e) (f)
Ratio of net investment income (loss) to
average net assets	(0.25)%	(e) (f)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	(9.85)%	(e) (f)
Portfolio turnover rate	170.13%

(a) For the period December 20, 2007 (commencement of operations) to November 30, 2008.
(b) Net investment income (loss) per share is based on average shares outstanding during the period.
(c) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.
(f) These ratios exclude the impact of expenses of the underlying funds in which the Fund may invest, as represented in the Schedule of Investments.

*See accompanying notes which are an integral part of these financial statements.

Bell Worldwide Trends Funds

Notes to the Financial Statements

November 30, 2008

NOTE 1.	ORGANIZATION

The Bell Worldwide Trends Fund (the “Fund”) was organized as a diversified series of the Unified Series Trust (the “Trust”) on September 10, 2007. The Fund commenced operations on December 20, 2007. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment advisor is Bell Investment Advisors, Inc. (the “Advisor”). The investment objective of the Fund is to provide long-term capital appreciation.

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuation - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the advisor is aware of any other data that calls into question the reliability of market quotations. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger fair valuation than other securities.

Bell Worldwide Trends Funds

Notes to the Financial Statements

November 30, 2008 - continued

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES- continued

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all of its taxable income. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute its net investment income, net realized long-term capital gains and net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the period ended November 30, 2008, accumulated undistributed net investment loss of $4,264 and nondeductible taxes of $36 were reclassified to paid in capital.

Accounting for Uncertainty in Income Taxes – Effective December 20, 2007, the Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

As of and during the period ended November 30, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period ended November 30, 2008, the Fund did not incur any interest or penalties. As this is the Fund’s first fiscal year, the Fund is not subject to examination by U.S. federal tax authorities for any prior tax years.

Fair Value Measurements - The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 20, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Bell Worldwide Trends Funds

Notes to the Financial Statements

November 30, 2008 - continued

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES- continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The Fund values its exchange-traded funds, exchange-traded notes, investments in money market funds, and mutual funds at the closing price established by the market exchange on which they trade. Any fixed income securities the Fund may own are valued by a pricing service using an evaluated price method established by the pricing service. To date, the Advisor has not had to provide any fair value pricing for any securities held by the Fund (Level 3 Securities). For additional information on the Fund’s security valuation policies, refer to the Securities Valuation section of this note.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments (i.e., off-balance sheet items)*
Level 1 – Direct Market Prices in Observable Markets or Quoted Prices	$ 1,870,928	$ -
Level 2 – Other Significant Observable Inputs	$ -	$ -
Level 3 – Internal Unobservable Inputs	$ -	$ -
Total	$ 1,870,928	$ -

*Other financial instruments include call options, futures, forwards, and swap contracts.

FAS 157 requires a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value. The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation is included for this reporting period.

Derivative Instruments and Hedging Activities – In March 2008, FASB issued the Statement on Financial Accounting Standards (“SFAS”) No. 161 “Disclosures about Derivative Instruments and Hedging Activities.” SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including for how such activities are accounted and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Fund. For the period December 20, 2007 (commencement of operations) through November 30, 2008, the Advisor earned fees of $12,966, before the waiver described below. The Advisor contractually has agreed to waive its management fee and/or reimburse expenses to the extent necessary to maintain net annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on

Bell Worldwide Trends Funds

Notes to the Financial Statements

November 30, 2008 - continued

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

securities sold short), taxes, any 12b-1 fees, extraordinary expenses and indirect expenses (such as fees and expenses of acquired funds), at 1.50% of the average daily net assets of the Fund through December 31, 2009. For the period December 20, 2007 (commencement of operations) through November 30, 2008, the Advisor waived fees and reimbursed expenses of $166,205. At November 30, 2008, the Advisor owed $21,401 to the Fund.

Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred; provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.

The amount subject to repayment by the Fund, pursuant to the aforementioned conditions, at November 30, 2008, was as follows:

Subject to repayment
Amount	by November 30,

$ 166,205	2011

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period December 20, 2007 (commencement of operations) through November 30, 2008, Unified received fees of $35,688 for administrative services provided to the Fund. At November 30, 2008, the Fund owed $4,204 to Unified for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Fund and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the period December 20, 2007 (commencement of operations) through November 30, 2008, the Custodian earned fees of $4,762 for custody services provided to the Fund. At November 30, 2008, the Fund owed the Custodian $714.

The Trust retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the period December 20, 2007 (commencement of operations) through November 30, 2008, Unified earned transfer agent fees of $23,527 and $21,813 for reimbursement of out-of-pocket expenses from the Fund. At November 30, 2008, the Fund owed Unified $3,094 for transfer agency services and $3,891 for reimbursement of out-of-pocket expenses. At November 30, 2008, Unified owed the Fund $1,341 for losses incurred by the Fund due to re-pricing. For the period December 20, 2007 (commencement of operations) through November 30, 2008, Unified earned fees of $25,559 for fund accounting services provided to the Fund. At November 30, 2008, the Fund owed $2,285 to Unified for fund accounting services.

The Fund retains Unified Financial Securities, Inc. (the “Distributor”) to act as the principal distributor of the Fund’s shares. There were no payments made by the Fund to the Distributor during the period December 20, 2007 (commencement of operations) through November 30, 2008. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Advisor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and

Bell Worldwide Trends Funds

Notes to the Financial Statements

November 30, 2008 - continued

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Advisor does not currently intend to activate the Plan during the first year of operations but may do so at any time.

NOTE 4.	INVESTMENTS TRANSACTIONS

For the period ended November 30, 2008, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases
U.S. Government Obligations	$ -
Other	6,093,417

Sales
U.S. Government Obligations	$ -
Other	2,744,924

As of November 30, 2008, the net unrealized depreciation of investments for tax purposes was as follows:

Gross Appreciation	$ 4,558
Gross (Depreciation)	(754,457)

Net Depreciation
on Investments	$ (749,899)

At November 30, 2008, the aggregate cost of securities for federal income tax purposes was $2,620,827.

NOTE 5.	ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2008, Charles Schwab & Co., held for the benefit of its customers, 90.73% of the Fund’s shares. As a result, it may be deemed to control the Fund. The Advisor owned 3.04% of the Fund’s shares.

NOTE 7.	DISTRIBUTIONS TO SHAREHOLDERS

On December 22, 2008, the Fund paid an income distribution of $0.0218 per share or $6,671 to shareholders of record on December 19, 2008.

Bell Worldwide Trends Funds

Notes to the Financial Statements

November 30, 2008 - continued

NOTE 7.	DISTRIBUTIONS TO SHAREHOLDERS - continued

At November 30, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ -
Undistributed capital gains	-
Capital loss carryforwards	(721,515)
Unrealized appreciation (depreciation)	(749,899)
$ (1,471,414)

At November 30, 2008, the difference between book basis and tax basis unrealized depreciation is primarily attributable to the tax deferral of post-October losses and wash sales losses in the amounts of $193,859 and $32,980, respectively.

NOTE 8.	CAPITAL LOSS CARRYFORWARD

At November 30, 2008, the Fund has available for federal tax purposes an unused capital loss carryforward of $721,515, which is available for offset against future taxable net capital gains. This loss carryforward expires on November 30, 2016.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Bell Worldwide Trends Fund

(Unified Series Trust)

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Bell Worldwide Trends Fund (the “Fund”), a series of the Unified Series Trust, as of November 30, 2008, and the related statements of operations, changes in net assets, and financial highlights for the period December 20, 2007 (commencement of operations) through November 30, 2008. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2008 by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bell Worldwide Trends Fund as of November 30, 2008, and the results of its operations, changes in net assets, and financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

January 28, 2009

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 61) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008. Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from 1992 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 62) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 58) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 56) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 59) Independent Trustee, May 2008 to present

Senior Vice President of Global Trust Company since 2008; Senior Vice President and Chief Officer, Corporate Development of Northeast Retirement Services, Inc. since 2003; Senior Vice President of Savings Banks Employees Retirement Association since 2003; Senior Vice President of Advisors Charitable Gift Fund since 2005; Senior Vice President of Global Trust Company Since 2008; Treasurer and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.).

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston(Age - 49) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 34) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting and Financial Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Fund Balancing Supervisor, Accounting Analyst and Senior Accounting Analyst, from May 2000 through February 2005.

William J. Murphy (Age - 45) Assistant Treasurer, February 2008 to present	Manager of Fund Administration for Unified Fund Services, Inc., since October 2007. Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.
Lynn E. Wood (Age - 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age - 33) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 29 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor as of November 30, 2008.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 592-2355 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by (1) calling the Fund at (888) 592-2355 or (2) from Fund documents filed with the Commission on the Commission's website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Kenneth G.Y. Grant

Nancy V. Kelly

OFFICERS

Anthony J. Ghoston, President

John C. Swhear, Senior Vice-President

Christopher E. Kashmerick, Treasurer and Chief Financial Officer

Heather A. Bonds, Secretary

Lynn E. Wood, Chief Compliance Officer

William J. Murphy, Assistant Treasurer

INVESTMENT ADVISER

Bell Investment Advisors, Inc.

1111 Broadway, Suite 1630

Oakland, CA 94607

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn, LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Leeb Focus Fund

Annual Report

November 30, 2008

Fund Adviser:

Leeb Capital Management, Inc.

8 West 40th Street

New York, New York 10018

Phone (866) 400-5332

To the Leeb Focus Fund Shareholders

Dear Shareholder:

You have to reach back to the early years of the Great Depression to find a period comparable to what the market experienced in 2008. Fortunately, policymakers have learned from that troubled time in our history and have taken the proper steps to avoid a complete repeat of that period. For the fiscal year ended November 30, 2008, The Leeb Focus Fund returned -35.68%, outperforming its benchmark, the S&P 500 index, which had a total return of -38.08%.

Year in Review

We entered 2008 with the housing and financial crisis already well under way. The rapid collapse of Bear Stearns, a storied Wall Street investment house, punctuated the problems in the sector and in effect, led to the first government rescue via a JPMorgan Chase takeover (with the backing of the Federal Reserve). The Bear Stearns implosion resulted in a sharp decline in stocks and a shift in investors’ assets toward safer U.S. Treasury securities.

The economy had to contend with the added burden of accelerating inflation in the first calendar quarter with oil prices climbing above the $100 a barrel mark for the first time ever. Commodities in general were advancing at a rapid clip during the period as demand from emerging markets, most notably China, was far outstripping available supply.

An abortive rally in the first part of the second quarter gave way to double-digit losses for the major averages as the recession in the housing and financial sector worsened, while prices for oil and other important commodities reached record heights. Together, these events prompted fears of ‘70s style stagflation.

The real trouble for the stock market, however, got underway in the third quarter with the government’s decision to allow Lehman Brothers to fail. This led to a sharp rise in counterparty risk in the vast, unregulated derivatives market and set off a domino effect that sparked a wave of failures in the financial sector. At this juncture the financial crisis moved from being a serious liquidity crisis to verging on a total collapse of the financial system—despite record cash injections by the Federal Reserve into the system.

The fourth quarter saw the major stock market averages plumb to even lower depths before staging a healthy rebound. During this time the government introduced a massive fiscal stimulus plan to spur the economy, in addition to offering a number of vehicles for repurchasing distressed securities and bailing out ailing financial firms. The Federal Reserve, meanwhile, continued to cut short-term interest rates aggressively, bringing the yield on its key lending rate to zero for the first time ever.

Even after rallying more than 10 percent off of their lows, stocks ended the year with valuations at their lowest levels in decades. And despite the heightened volatility that persisted through December, there was a decided improvement in the underlying tone of the market’s trading beginning in late October, suggesting that stocks have put in an important bottom.

Performance Review

Performance drivers for the Fund for the year were led by financial stocks. That may sound odd given the disastrous declines in so many shares in this space, including many old-line names such as Fannie Mae, AIG and Lehman Brothers losing all of their value. Our approach to the sector has long been to focus on the best-of-breed companies, those that never lost sight of their original focus and, as a result, are taking market share away from their competitors.

We spent much of the second half of 2008 in underweight energy shares after taking profits on the group earlier in the year. We’ve since begun to step up our purchases in this area in anticipation of a strong rebound in 2009 and beyond.

In fact, we have added a number of stocks of companies from diverse groups that are fundamentally executing very well. These picks included Fluor (FLR), the engineering and construction firm that will benefit from infrastructure spending. We picked up battered fertilizer companies Mosaic (MOS) and Potash of Saskatchewan (POT), both of which are selling at low single-digit earnings multiples despite double-digit growth on tap for the coming years. Other out-of-favor stocks trading at attractive levels also found a place in our Fund such as homebuilder NVR (NVR) and building products manufacturer Masco (MAS). Additional stocks added in the latest quarter included defense contractor CACI International (CAI), and Swiss drug giant Roche Holdings (RHHBY).

Some of our stock sales were guided by companies that offered disappointing news, most notably Amylin Pharmaceuticals (AMLN). Other sales were prompted more by a desire to pare back on conservative positions which, while they had served us quite well in recent months, had become too large of weightings in the Fund. These included reducing our holdings in financials such as Berkshire Hathaway (BRK/B) and Wells Fargo (WFC).

Outlook & Strategy

The closest parallel in history to today is the early 1930s. Back then, stocks were well on their way to recovery after having fallen sharply in the initial decline before costly mistakes were made. It was only after government policy blunders including keeping interest rates too high, shrinking the money supply and raising taxes that the contraction morphed from recession to outright depression. This time around those mistakes are not being repeated. The incoming Obama Administration, meanwhile, is poised to unleash another enormous fiscal stimulus package to further bolster the economy.

The media is abuzz with dire stories about the economy. However, the popular press is typically late to the party. The fall in oil prices, for example, is a tremendous net positive for the economy, but this tonic is largely being overlooked.

While we’ll no doubt have several more months of poor economic news, the worst is likely behind us. Given the unprecedented sums of money being put to work bailing out the financial sector and to get the economy back on firm footing, the surprise events of 2009 are likely to be the strength of the economy and a resurgence of inflation rather than continued deflation as bankers seek a higher return on their assets by lending rather than remaining holed up in government paper paying virtually no interest.

We are fully invested in anticipation of a fairly healthy stock market in the coming months. Although we don’t expect a return to the previous highs, with nearly $9 trillion sitting in cash and money market funds, there is the potential for a powerful rally to unfold. Nevertheless, we’ll continue to invest in a cautious manner, devoting the portfolio to high-quality stocks with clearly defined growth prospects that we think should hold up well even if the economy remains in the doldrums.

Our largest sector weighting relative to the market is in materials, most notably in the above-mentioned fertilizer stocks and gold miners (along with gold itself). Commodity plays are likely to be top performers as global growth starts to pick up again. Precious metals, meanwhile, should get a boost in anticipation of the higher inflation that should result from the massive liquidity injections being used to combat the financial crisis

In short, the first act of this drama was deflation and contraction. The next act should be growth, followed by inflation. The coming year will no doubt have its challenges, but we feel we’re well positioned to meet—and profit from—those trials.

Performance Results

3

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-400-5332.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Standard & Poor’s 500® Index and Russell 1000 Growth Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Standard & Poor’s 500® Index and Russell 1000 Growth Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The returns of the Indices are not reduced by any fees or operating expenses. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

The chart above assumes an initial investment of $10,000 made on December 26, 2006 (commencement of Class I shares) and held through November 30, 2008. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The Standard & Poor’s 500® Index and Russell 1000 Growth Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Leeb Focus Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-866-400-5332. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS- Unaudited

1As a percent of net assets.

2US Companies with market caps exceeding $8 billion.

3US Companies with market caps less than $8 billion. The Leeb Focus Fund invests primarily in equity securities of large-capitalization U.S. companies (generally those with market capitalizations exceeding $8 billion).

Availability of Portfolio Schedule– (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period June 1, 2008 and held for the entire period through November 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Leeb Focus Fund	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Expenses Paid During the Period Ended November 30, 2008
Actual *	$1,000.00	$632.20	$6.12
Hypothetical **	$1,000.00	$1,017.50	$7.57

*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Leeb Focus Fund
Schedule of Investments
November 30, 2008

Common Stocks - 93.23%	Shares	Value

Agriculture Chemicals - 3.66%
Mosaic Co. / The	6,600	$ 200,310
Potash Corp.	3,600	221,904
		422,214

Beverages - 3.82%
Coca-Cola Co. / The	9,400	440,578

Cable & Other Pay Television Services - 1.99%
Comcast Corp. - Class A	13,200	228,888

Computer & Office Equipment - 2.26%
Hewlett-Packard Co.	7,400	261,072

Drilling Oil & Gas Wells - 2.24%
Transocean, Inc. (a)	3,858	258,023

Electric & Other Services Combined - 2.63%
Exelon Corp.	5,400	303,534

Electric Services - 5.49%
FPL Group, Inc.	13,000	633,880

Electronic & Other Electrical Equipment - 2.62%
General Electric Co.	17,600	302,192

Electronic Computer - 2.37%
Apple, Inc. (a)	2,950	273,376

Fire, Marine & Casualty Insurance - 5.46%
Berkshire Hathaway, Inc. - Class B (a)	180	629,820

Gold and Silver Ores - 3.09%
Barrick Gold Corp.	12,100	356,466

Heavy Construction Other Than Building Construction - Contractors - 3.23%
Fluor Corp.	8,200	373,428

Metal Mining - 0.78%
Rio Tinto plc (b)	900	90,000

Millwood, Veneer, Plywood & Structural Wood Members - 1.41%
Masco Corp.	17,000	162,860

*See accompanying notes which are an integral part of these financial statements.

Leeb Focus Fund
Schedule of Investments - continued
November 30, 2008

Common Stocks - 93.23% - continued	Shares	Value

National Commercial Banks - 8.99%
U.S. Bancorp.	11,950	$ 322,411
Wells Fargo & Co.	24,750	715,028
		1,037,439

Oil, Gas Field Services - 3.24%
Schlumberger, Ltd.	7,400	375,476

Operative Builders - 1.79%
NVR, Inc. (a)	475	206,269

Petroleum Refining - 4.19%
ConocoPhillips	9,200	483,184

Pharmaceutical Preparations - 9.70%
Johnson & Johnson	7,700	451,066
Novartis AG (b)	8,300	389,436
Roche Holding AG (b)	4,000	278,800
		1,119,302

Pumps & Pumping Equipment - 2.83%
ITT Corp.	7,800	326,508

Retail - Drug Stores & Proprietary Stores - 2.53%
CVS Caremark Corp.	10,100	292,193

Search, Detection, Navigation, Guidance, & Aeronautical Systems -4.85%
Northrop Grumman Corp.	4,600	188,370
Raytheon Co.	7,600	370,880
		559,250

Semiconductors & Related Devices - 1.95%
Intel Corp.	16,300	224,940

Services - Computer Integrated Systems Design - 1.92%
CACI International, Inc. - Class A (a)	5,000	222,050

Services - Prepackaged Software - 1.71%
Adobe Systems, Inc. (a)	8,500	196,860

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 4.13%
Procter & Gamble Co. / The	7,400	476,190

Surgical & Medical Instruments & Apparatus - 2.84%
Baxter International, Inc.	6,200	327,980

Wholesale - Drugs Proprietaries & Druggists' Sundries - 1.51%
McKesson Corp.	5,000	174,700

TOTAL COMMON STOCKS (Cost $14,587,775)		10,758,672

*See accompanying notes which are an integral part of these financial statements.

Leeb Focus Fund
Schedule of Investments - continued
November 30, 2008

Exchange-Traded Funds - 5.76%	Shares	Value

iShares Lehman U.S. Treasury Inflation Protected Securities Fund	2,400	$ 223,632
PowerShares DB Gold Double Long ETN (a)	27,600	441,600

TOTAL EXCHANGE-TRADED FUNDS (Cost $844,700)		665,232

Money Market Securities - 0.19%
Fidelity Institutional Money Market Portfolio - Class I - 2.43% (c)	22,225	22,225

TOTAL MONEY MARKET SECURITIES (Cost $22,225)		22,225

TOTAL INVESTMENTS (Cost $15,454,700) - 99.18%		$ 11,446,129

Other assets less liabilities - 0.82%		93,213

TOTAL NET ASSETS - 100.00%		$ 11,539,342

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Variable rate security; the money market rate shown represents the rate at November 30, 2008.

*See accompanying notes which are an integral part of these financial statements.

Leeb Focus Fund
Statement of Assets and Liabilities
November 30, 2008

Assets
Investments in securities:
At cost	$ 15,454,700
At market value	$ 11,446,129

Receivable for investments sold	361,491
Dividends receivable	40,222
Receivable due from Adviser (a)	10,225
Prepaid expenses	10,048
Interest receivable	466
Total assets	11,868,581

Liabilities
Payable for investments purchased	273,120
Payable for fund shares redeemed	23,443
Payable to administrator, fund accountant, and transfer agent	11,516
Payable to custodian	1,017
Accrued trustee and officer expenses	593
Other accrued expenses	19,550
Total liabilities	329,239

Net Assets	$ 11,539,342

Net Assets consist of:
Paid in capital	$ 16,800,123
Accumulated undistributed net investment income	25,789
Accumulated undistributed net realized gain (loss) from investment transactions	(1,277,999)
Net unrealized appreciation (depreciation) on investments	(4,008,571)

Net Asset Value	$ 11,539,342

Shares outstanding (unlimited number of shares authorized)	1,532,245

Net asset value, offering and redemption price per share	$ 7.53

Redemption price per share ($7.53 * 0.98) (b)	$ 7.38

(a) See Note 3 in the Notes to the Financial Statements.
(b) The Fund charges a 2.00% redemption fee on shares redeemed within 60 calendar days after they are purchased. Shares are redeemed at the Net Asset Value if held longer than 60 calendar days.

*See accompanying notes which are an integral part of these financial statements.

Leeb Focus Fund
Statement of Operations
For the fiscal year ended November 30, 2008

Investment Income
Dividend income (Net of foreign withholding tax of $2,860)	$261,664
Interest income	27,076
Total Income	288,740

Expenses
Investment adviser fee (a)	148,429
12b-1 fees, Class R (a) (b)	1,002
Transfer agent expenses	73,118
Administration expenses	32,160
Fund accounting expenses	26,248
Registration expenses	25,341
Auditing expenses	17,847
Legal expenses	13,734
Custodian expenses	10,676
Trustee expenses	6,732
CCO expenses	6,107
Printing expenses	4,995
Pricing expenses	4,159
Miscellaneous expenses	1,559
Insurance expenses	1,400
Total Expenses	373,507
Fees waived and expenses reimbursed by Adviser (a)	(110,562)
Net operating expenses	262,945
Net Investment Income	25,795

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	(1,237,185)
Change in unrealized appreciation (depreciation) on investment securities	(5,304,975)
Net realized and unrealized gain (loss) on investment securities	(6,542,160)
Net increase (decrease) in net assets resulting from operations	$(6,516,365)

(a) See Note 3 in the Notes to the Financial Statements.
(b) Effective January 31, 2008, the Fund no longer offered the Retail Class Shares for sale. See Note 1 in the
Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Leeb Focus Fund
Statements of Changes In Net Assets

	Year ended	Period ended
Increase (Decrease) in Net Assets Due To:	November 30, 2008	November 30, 2007	(a)
Operations:
Net investment income	$25,795	$144,904
Net realized gain (loss) on investment securities	(1,237,185)	2,441
Change in unrealized appreciation (depreciation) on investment securities	(5,304,975)	1,296,404
Net increase (decrease) in net assets resulting from operations	(6,516,365)	1,443,749

Distributions to shareholders:
From net investment income, Class R	(16,705)	-
From net investment income, Class I	(123,649)	(4,556)
From net realized gain, Class R	(5,576)	-
From net realized gain, Class I	(37,679)	-
Total distributions	(183,609)	(4,556)

Capital Share Transactions - Class I
Proceeds from shares sold	12,066,950	9,635,974
Proceeds from exchange of Class R shares (b)	6,760,422	-
Reinvestment of distributions	161,302	4,556
Amount paid for shares repurchased	(10,918,700)	(969,915)
Net increase (decrease) in net assets resulting
from Class I share transactions	8,069,974	8,670,615

Capital Share Transactions - Class R (b)
Proceeds from shares sold	5,568,923	1,620,939
Amounts paid for exchange to Class I shares	(6,760,422)	-
Reinvestment of distributions	22,184	-
Amount paid for shares repurchased	(52,265)	(339,825)
Net increase (decrease) in net assets resulting
from Class R share transactions	(1,221,580)	1,281,114

Net increase in net assets resulting
from share transactions	6,848,394	9,951,729

Total increase in Net Assets	148,420	11,390,922

Net Assets
Beginning of year	11,390,922	-

End of year	$11,539,342	$11,390,922

Accumulated undistributed net investment income
included in net assets at the end of each period	$25,789	$140,348

Capital Share Transactions - Class I
Shares sold	1,083,459	930,639
Shares exchanged from Class R (b)	610,698	-

Shares issued in reinvestment of distributions	13,928	454
Shares repurchased	(1,015,990)	(90,943)

Net increase from capital share transactions	692,095	840,150

Capital Share Transactions - R Shares (b)
Shares sold	495,382	147,803
Shares exchanged into Class I	(609,047)	-
Shares issued in reinvestment of distributions	1,911	-
Shares repurchased	(4,738)	(31,311)

Net increase (decrease) from capital share transactions	(116,492)	116,492

(a) For the period December 26, 2006 (Commencement of Operations) to November 30, 2007.
(b) Effective January 31, 2008, the Fund no longer offered the Retail Class Shares for sale. See Note 1 in the
Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Leeb Focus Fund
Financial Highlights
(For a share outstanding during the period)

	Year ended		Period ended
	November 30, 2008		November 30, 2007	(a)

Selected Per Share Data
Net asset value, beginning of period	$11.90		$ 10.00
Income from investment operations:
Net investment income	0.02		0.16
Net realized and unrealized gain (loss)	(4.20)		1.75
Total from investment operations	(4.18)		1.91

Less Distributions to shareholders:
From net investment income	(0.15)		(0.01)
From net realized gain	(0.04)		-
Total distributions	(0.19)		(0.01)

Paid in capital from redemption fees	-	(e)	-

Net asset value, end of period	$7.53		$11.90

Total Return (b)	-35.68%		19.16%	(c)

Ratios and Supplemental Data
Net assets, end of period (000)	$11,539		$ 10,002
Ratio of expenses to average net assets	1.50%		1.50%	(d)
Ratio of expenses to average net assets
before waiver & reimbursement	2.13%		3.89%	(d)
Ratio of net investment income to
average net assets	0.15%		1.97%	(d)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	(0.48)%		(0.42)%	(d)
Portfolio turnover rate	114.85%		54.69%

(a) For the period December 26, 2006 (Commencement of Operations) to November 30, 2007.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.
(d) Annualized.
(e) Redemption fees resulted in less than $0.005 per share.

*See accompanying notes which are an integral part of these financial statements.

Leeb Focus Fund

Notes to the Financial Statements
November 30, 2008

NOTE 1. ORGANIZATION

Leeb Focus Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on August 14, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”)to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced investment operations on December 26, 2006. The Fund’s investment adviser is Leeb Capital Management, Inc. (the “Adviser”). The investment objective of the Leeb Focus Fund (the “Fund”) is to provide long-term capital appreciation, consistent with the preservation of capital. Effective January 31, 2008, the Fund ceased offering its Retail Class shares to the public and began offering Institutional Class shares only. Retail Class shares on the Fund’s books as of January 31, 2008 were exchanged for Institutional Class shares. The designation of “Institutional Class” was removed at the issue time for all purposes except these financial statements. Beginning January 31, 2008 the Fund began imposing a 2.00% redemption fee on all shares redeemed within 60 calendar days.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Leeb Focus Fund

Notes to the Financial Statements - continued
November 30, 2008

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the adviser is aware of any other data that calls into question the reliability of market quotations. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger fair valuation than other securities.

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Accounting for Uncertainty in Income Taxes – The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes in the fiscal year ended November 30, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Fund. The Fund is subject to examination by U.S. federal tax authorities and state tax authorities for tax years 2006 – 2008.

At the fiscal year ended November 30, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

Fair Value Measurements - The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.

Leeb Focus Fund

Notes to the Financial Statements - continued
November 30, 2008

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The Fund values its common stocks, money market securities and exchange-traded funds at the closing price established by the market exchange on which they trade. Any fixed income securities the Fund may own are valued by a pricing service using an evaluated price method established by the pricing service. To date, the Adviser has not had to provide any fair value pricing for any securities held by the Fund (Level 3 Securities). For additional information on the Fund’s security valuation policies, refer to securities valuation section in this Note.

The following is a summary of the inputs used at November 30, 2008 in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments (i.e., off-balance sheet items)*
Level 1 – Direct Market Prices in Observable Markets or Quoted Prices	$ 11,446,129	$ -
Level 2 – Other Significant Observable Inputs	$ -	$ -
Level 3 – Internal Unobservable Inputs	$ -	$ -
Total	$ 11,446,129	$ -

*Other financial instruments include call options, futures, forwards, and swap contracts.

FAS 157 requires a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value. The Fund(s) did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation is included for this reporting period.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Derivative Instruments and Hedging Activities – In March 2008, FASB issued the Statement on Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance, and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Leeb Focus Fund

Notes to the Financial Statements - continued
November 30, 2008

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the daily net assets of the Fund. For the fiscal year ended November 30, 2008, before the waivers disclosed below, the Adviser earned a fee of $148,429 from the Fund.

The Adviser has contractually agreed through March 31, 2010 to waive its management fee and/or reimburse certain Fund operating expenses so that the total annual Fund operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense on securities sold short), extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies the fund invests in) do not exceed 1.50% of the Fund’s average daily net assets. For the fiscal year ended November 30, 2008, the Adviser waived fees and reimbursed expenses of $110,562. At November 30, 2008, the Fund was owed $10,225 by the Adviser. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense occurred, provided the Fund is able to make the repayment without exceeding the above stated expense limitations. At November 30, 2008, the amounts subject to recoupment are as follows:

Amount	Recoverable through November 30,

$170,887	2010
$110,562	2011

The Trust retains Unified Fund Services, Inc. (“Unified”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended November 30, 2008, Unified earned fees of $32,160 for administrative services provided to the Fund. At November 30, 2008, the Fund owed Unified $2,411 for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended November 30, 2008, the Custodian earned fees of $10,676 for custody services provided to the Fund. At November 30, 2008, the Fund owed the Custodian $1,017 for custody services.

The Trust retains Unified to act as the Fund’s transfer agent and to provide the Fund with fund accounting services. For the fiscal year ended November 30, 2008, Unified earned fees of $20,182 from the Fund for transfer agent services and $52,936 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the fiscal year ended November 30, 2008, Unified earned fees of $26,248 from the Fund for fund accounting services. At November 30, 2008, the Fund owed Unified $1,762 for transfer agent services, $5,259 for reimbursement of out-of-pocket expenses, and $2,084 for fund accounting services.

Leeb Focus Fund

Notes to the Financial Statements - continued
November 30, 2008

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of shares of the Fund. The Fund had adopted a Distribution Plan (a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Class R shares. The Fund’s Plan provided that the Fund would pay its Adviser and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating 0.25% of the average daily net assets of the Fund’s Class R shares in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”).

The Fund and/or its Adviser could pay all or a portion of these fees to any recipient who rendered assistance in distributing or promoting the sale of shares, or who provided certain shareholder services, pursuant to a written agreement. The Fund’s plan was a compensation plan, which means that compensation was provided regardless of 12b-1 expenses actually incurred. Effective January 31, 2008, the Fund ceased offering its Class R shares for sale to the public. This had the effect of eliminating the Plan for Class R shares. For the period December 1, 2007 through January 31, 2008, the Adviser earned fees of $1,002 from the Fund.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund during the fiscal year ended November 30, 2008. A Trustee is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

NOTE 4. INVESTMENTS

For the fiscal year ended November 30, 2008, purchases and sales of investment securities, other than short-term investments and call options written were as follows:

Amount
Purchases
U.S. Government Obligations	$ -
Other	26,259,257
Sales
U.S. Government Obligations	$ -
Other	19,191,870

At November 30, 2008, the appreciation (depreciation) of investments for tax purposes, was as follows:

Amount
Gross Appreciation	$ 91,960
Gross (Depreciation)	(4,890,975)
Net (Depreciation)
on Investments	$ (4,799,015)

At November 30, 2008, the aggregate cost of securities for federal income tax purposes, was $16,245,144.

Leeb Focus Fund

Notes to the Financial Statements - continued

November 30, 2008

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund (or class) creates a presumption of control of the fund (or class), under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2008, Charles Schwab & Company, Inc. (“Schwab”), for the benefit of its customers, owned 52.42% shares of the Fund. As a result, Schwab may be deemed to control of the Fund.

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

The tax characterization of distributions for the period ended November 30, 2008 and November 30, 2007 is as follows:

	2008	2007
Distributions paid from:
Ordinary Income	$ 140,354	$ 4,556
Short-term Capital Gain	43,255	-
Long-term Capital Gain	-	-
	$ 183,609	$ 4,556

On December 18, 2007, Class I shares paid an income distribution of $0.1445 and a short term capital gain distribution of $0.0446 per share to shareholders of record on December 17, 2007.

On December 18, 2007, Class R shares paid an income distribution of $0.1336 per share and a short term capital gain distribution of $0.0446 per share to shareholders of record on December 17, 2007.

On April 28, 2008, an income distribution of $0.00085 per share was made to shareholders of record on April 25, 2008.

On December 22, 2008, an income distribution of $0.0183 per share was made to shareholders of record on December 19, 2008.

At November 30, 2008, the components of distributable earnings on a tax basis were as follows:

2008
Undistributed Ordinary Income	$ 25,798
Capital Loss Carryforward	(487,564)
Unrealized appreciation (depreciation)	(4,799,015)
$ (5,260,781)

At November 30, 2008, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of wash sale losses and post-October losses in the amount of $51,036 and $739,408, respectively.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 61) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008. Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from 1992 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 62) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 57) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 56) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 59) Independent Trustee, May 2008 to present

Senior Vice President and Chief Officer, Corporate Development of Northeast Retirement Services, Inc. since 2003; Senior Vice President of Savings Banks Employees Retirement Association since 2003; Senior Vice President of Advisors Charitable Gift Fund since 2005; Senior Vice President of Global Trust Company since 2008; Treasurer and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.).

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston (Age - 49) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 34) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting and Financial Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Fund Balancing Supervisor, Accounting Analyst and Senior Accounting Analyst, from May 2000 through February 2005.

Lynn E. Wood (Age - 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age - 33) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

William J. Murphy (Age - 45) Assistant Treasurer, November 2008 to present	Manager of Fund Administration for Unified Fund Services, Inc., since October 2007. Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.

* The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 29 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor as of November 30, 2008

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 764-3863 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (877) 764-3863 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov .

TRUSTEES

Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS

Anthony J. Ghoston, President
John Swhear, Senior Vice-President

Christopher E. Kashmerick, Treasurer and Chief Financial Officer

Heather A. Bonds, Secretary
Lynn Wood, Chief Compliance Officer

William J. Murphy, Assistant Treasurer

INVESTMENT ADVISOR

Leeb Capital Management, Inc.
8 West 40th Street
New York, NY 10018

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Roosevelt Multi-Cap Fund

Annual Report

November 30, 2008

Fund Adviser:

The Roosevelt Investment Group

317 Madison Avenue

Suite 1004

New York, NY 10017

Toll Free: (877) 322-0576

Management Discussion and Analysis

With a meltdown in the global financial markets, the Fund fell 26.33% during the fiscal year ending November 30, 2008, but outperformed the major indices during that period. Dow industrials fell 32.11%, while the S&P 500 Index and the NASDAQ fell 38.09% and 41.77% respectively. Most of the decline in the Fund and the indices occurred in the last three months of the fiscal year (September through November) as the economy faltered, and the credit debacle intensified causing several financial institutions to collapse or consolidate, negatively affecting all asset classes. In the end, it became clear that the global economies were heading for a severe recession.

The Fund’s ability to outperform the major indices was due, in part, to increasing the exposure to hedging tools (including certain Exchange Traded Funds – “ETF’s”). This strategy buffered the portfolio somewhat against the market’s decline. During the year, the portfolio reduced its exposure in the agricultural sector, as commodity prices rose to new highs. The emphasis of the portfolio shifted towards consumer non-durables, insurance, and sectors that we believed would outperform in a recessionary environment such as retail discount outlets, education companies, and other counter- cyclical businesses.

As we enter the new year, we expect the turmoil in the global economies and financial markets to continue. However, we believe that we can continue to outperform the major indices by continually adjusting the Fund’s holdings to meet the current environment.

The majority of ETFs that we use are known as Ultrashort funds. They seek to generate returns that are double the inverse of their underlying benchmark’s daily performance. For example, the Ultrashort S&P 500 ProShares ETF (ticker SDS) is a security which moves inversely to the S&P 500 Index. For every 1% gain in the S&P 500, the SDS should fall 2% and conversely for every 1% loss in the S&P 500 the SDS should rise 2%. We utilize these ETFs in order to hedge the portfolio against adverse market moves.

Investment Results	(Unaudited)

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The S&P 500 Index and NASDAQ Composite Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. These Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-322-0576.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

Comparison of the Growth of a $10,000 Investment in the Roosevelt Multi-Cap Fund, the NASDAQ

Composite Index and the S&P 500 Index

The graph shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index and the NASDAQ Composite Index on December 21, 2001 (commencement of Fund operations) and held through November 30, 2008. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The S&P 500 Index and NASDAQ Composite Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be higher or lower than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a copy of the prospectus, please call 1-877-322-0576. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings	(Unaudited)

1As a percentage of net assets. The Fund invests primarily in common stock of U.S. companies of all capitalization ranges.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses(Unaudited)

As a shareholder of the Fund, you incur ongoing costs, consisting of management fees, distribution and/or service (12b-1) fees, and trustee expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for six months from June 1, 2008 to November 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Roosevelt Multi-Cap Fund	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Expenses Paid for the Period June 1, 2008 – November 30, 2008*
Actual	$1,000.00	$720.48	$5.43
Hypothetical**	$1,000.00	$1,018.68	$6.37

*Expenses are equal to the Fund’s annualized expense ratio of 1.26%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).
**Assumes a 5% return before expenses.

Roosevelt Multi-Cap Fund
Schedule of Investments
November 30, 2008

Common Stocks - 75.60%	Shares	Value

Air Transportation (Scheduled) - 1.09%
Southwest Airlines Co.	68,795	$ 595,077

Biological Products (No Diagnostic Substances) - 2.09%
Genzyme Corp. (a)	17,900	1,145,958

Bituminous Coal & Lignite Surface Mining - 1.37%
Peabody Energy Corp.	31,965	748,940

Chemical & Allied Products - 1.78%
Monsanto Co.	12,350	978,120

Computer & Office Equipment - 1.75%
International Business Machines Corp. (IBM)	11,750	958,800

Crude Petroleum & Natural Gas - 1.33%
Petroleo Brasileiro S.A. (b)	41,000	728,980

Drilling Oil & Gas Wells - 0.48%
Precision Drilling Trust	33,000	265,320

Electric Services - 3.63%
FPL Group, Inc.	12,300	599,748
Northeast Utilities	12,245	285,309
Southern Co.	11,385	413,503
TECO Energy, Inc.	53,000	689,000
		1,987,560

Fire, Marine, & Casualty Insurance - 3.28%
ACE Ltd.	18,360	959,310
Chubb Corp.	16,335	838,966
		1,798,276

Gold & Silver Ores - 0.56%
Goldcorp, Inc.	11,425	308,132

Grain Mill Products - 5.16%
General Mills, Inc.	21,000	1,326,570
Ralcorp Holdings, Inc. (a)	24,000	1,501,440
		2,828,010

Hazardous Waste Management - 2.46%
Stericycle, Inc. (a)	23,500	1,346,550

Industrial & Commercial Fans, Blowers, & Air Purifying Equipments - 0.40%
Flanders Corp. (a)	40,000	221,200

Industrial Instruments for Measurement, Display, and Control - 1.11%
Roper Industries, Inc.	13,300	608,741

Industrial Organic Chemicals - 0.95%
International Flavors & Fragrances, Inc.	17,000	519,180

*See accompanying notes which are an integral part of these financial statements.

Roosevelt Multi-Cap Fund
Schedule of Investments - continued
November 30, 2008

Common Stocks - 75.60% - continued	Shares	Value

Instruments for Measurement, Testing of Electricity, & Electronics Signals - 0.90%
Itron, Inc. (a)	10,400	$ 492,752

Investment Advice - 0.74%
Morningstar, Inc. (a)	12,600	405,720

Lumber & Wood Products - 1.37%
Weyerhaeuser Co.	19,985	751,836

Men's & Boys' Furnishings, Work Clothing, and Allied Garments - 0.99%
Phillips-Van Heusen Corp.	31,155	543,343

Mining & Quarrying of Nonmetallic Minerals - 1.60%
Compass Minerals International, Inc.	15,705	879,323

Miscellaneous Transportation Equipment - 0.53%
Polaris Industries, Inc.	10,590	289,107

National Commercial Banks - 4.68%
JPMorgan Chase & Co.	17,855	565,289
U.S. Bancorp	36,695	990,031
Wells Fargo & Co.	35,000	1,011,150
		2,566,470

Oil & Gas Field Services - 0.22%
Willbros Group, Inc. (a)	14,500	119,915

Perfumes, Cosmetics, & Other Toilet Preparations - 0.43%
Avon Products, Inc.	11,090	233,999

Pharmaceutical Preparations - 0.73%
Novozymes A/S - B Shares	6,000	402,000

Railroad Equipment - 1.06%
Wabtec Corp.	15,000	578,850

Retail - Eating Places - 1.50%
McDonald's Corp.	14,010	823,088

Retail - Family Clothing Stores - 1.17%
Abercrombie & Fitch Co. - Class A	33,080	639,436

Retail - Variety Stores - 3.63%
Big Lots, Inc. (a)	20,020	350,750
BJ's Wholesale Club, Inc. (a)	26,000	930,280
Costco Wholesale Corp.	13,805	710,543
		1,991,573

Security & Commodity Brokers, Dealers, Exchanges & Services - 4.02%
CME Group, Inc.	2,507	531,359
IntercontinentalExchange, Inc. (a)	9,000	662,400
NYSE Euronext	42,445	1,010,615
		2,204,374

*See accompanying notes which are an integral part of these financial statements.

Roosevelt Multi-Cap Fund
Schedule of Investments - continued
November 30, 2008

Common Stocks - 75.60% - continued	Shares	Value

Security Brokers, Dealers & Flotation Companies - 1.05%
BlackRock, Inc.	4,580	$ 575,752

Semiconductors & Related Devices - 0.55%
MEMC Electronic Materials, Inc. (a)	20,160	302,803

Services - Business Services - 0.53%
Akamai Technologies, Inc. (a)	23,865	292,824

Services - Commercial Physical & Biological Research - 0.72%
Senomyx, Inc. (a)	132,000	394,680

Services - Computer Integrated Systems Design - 1.20%
Scientific Games Corp. - Class A (a)	43,840	658,038

Services - Computer Programming, Data Processing, Etc. - 0.66%
IHS, Inc. - Class A (a)	10,020	363,626

Services - Dwellings & Other Buildings - 1.64%
Rollins, Inc.	52,000	900,640

Services - Educational Services - 2.27%
Strayer Education, Inc.	5,195	1,244,774

Services - Facilities Support Management Services - 1.24%
Corrections Corporation of America (a)	37,645	680,998

Services - Help Supply Services - 1.11%
Monster Worldwide, Inc. (a)	53,235	610,606

Services - Management Consulting Services - 2.80%
FTI Consulting, Inc. (a)	13,385	734,033
Hewitt Associates, Inc. (a)	28,000	800,240
		1,534,273

Services - Miscellaneous Amusement & Recreation - 3.63%
MGM MIRAGE (a)	48,300	578,634
Penn National Gaming, Inc. (a)	30,390	644,268
Pinnacle Entertainment, Inc. (a)	135,000	769,500
		1,992,402

Services - Personal Services - 2.33%
H&R Block, Inc.	18,680	357,348
Pre-Paid Legal Services, Inc. (a)	23,000	920,000
		1,277,348

Services - Prepackaged Software - 2.84%
Activision Blizzard, Inc. (a)	110,730	1,295,541
Microsoft Corp.	13,009	263,042
		1,558,583

Steel Pipe & Tubes - 0.60%
Allegheny Technologies, Inc.	14,295	328,070

*See accompanying notes which are an integral part of these financial statements.

Roosevelt Multi-Cap Fund
Schedule of Investments - continued
November 30, 2008

Common Stocks - 75.60% - continued	Shares	Value

Tire and Inner Tubes - 0.31%
Goodyear Tire & Rubber Co. (a)	26,415	$ 169,849

Water Transportation - 1.11%
Royal Caribbean Cruises Ltd. (a)	64,865	611,028

TOTAL COMMON STOCKS (Cost $49,337,124)		41,456,924

Exchange-Traded Funds - 8.03%
iShares COMEX Gold Trust (a)	14,500	1,164,930
UltraShort Basic Materials ProShares	8,785	678,817
UltraShort Consumer Services ProShares	3,900	535,743
UltraShort Financials ProShares	1,950	263,347
UltraShort Industrials ProShares	3,135	345,132
UltraShort MSCI Emerging Markets ProShares	1,309	95,518
UltraShort Oil & Gas ProShares	13,980	424,992
UltraShort QQQ ProShares	1,180	87,155
UltraShort Real Estate ProShares	3,340	405,877
UltraShort Russell 2000 ProShares	2,900	305,834
UltraShort S&P500 ProShares	1,105	97,472

TOTAL EXCHANGE-TRADED FUNDS (Cost $4,059,167)		4,404,817

Money Market Securities - 19.40%
Huntington U.S. Treasury Money Market Fund - Trust Shares, 0.58% (c)	10,636,688	10,636,688

TOTAL MONEY MARKET SECURITIES (Cost $10,636,688)		10,636,688

TOTAL INVESTMENTS (Cost $64,032,979) - 103.03%		$56,498,429

Liabilities in excess of other assets - (3.03)%		(1,661,635)

TOTAL NET ASSETS - 100.00%		$54,836,794

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Variable rate security; the money market rate shown represents the rate at November 30, 2008.

*See accompanying notes which are an integral part of these financial statements.

Roosevelt Multi-Cap Fund
Statement of Assets and Liabilities
November 30, 2008

Assets
Investments in securities, at fair value (cost $64,032,979)	$ 56,498,429
Receivable for investments sold	377,254
Receivable for fund shares sold	254,771
Dividends receivable	73,526
Interest receivable	10,296
Total assets	57,214,276

Liabilities
Payable for investments purchased	2,318,874
Payable to adviser (a)	42,263
Accrued 12b-1 fees	16,331
Payable for fund shares redeemed	14
Total liabilities	2,377,482

Net Assets	$ 54,836,794

Net Assets consist of:
Paid in capital	$ 64,744,077
Accumulated undistributed net investment income	207,422
Accumulated net realized gain (loss) from investment transactions	(2,580,155)
Net unrealized depreciation on investments	(7,534,550)

Net Assets	$ 54,836,794

Shares outstanding (unlimited number of shares authorized)	4,178,706

Net Asset Value
Offering and redemption price per share	$ 13.12

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Roosevelt Multi-Cap Fund
Statement of Operations
For the fiscal year ended November 30, 2008

Investment Income
Dividend income (net of foreign withholding tax of $10,163)	$ 640,235
Interest income	79,022

Total Investment Income	719,257

Expenses
Investment Advisor fee	378,833
12b-1 expense	94,708
Trustee expenses	5,818

Total Expenses	479,359

Net Investment Income	239,898

Realized and Unrealized Gain (loss) on Investments
Net realized gain (loss) on investments	(2,547,863)
Change in unrealized appreciation (depreciation) on investments	(10,893,092)

(13,440,955)

Net increase (decrease) in net assets resulting from operations	$ (13,201,057)

*See accompanying notes which are an integral part of these financial statements.

Roosevelt Multi-Cap Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2008	November 30, 2007
Operations
Net investment income	$ 239,898	$ 10,291
Net realized gain (loss) on investment securities	(2,547,863)	1,802,463
Change in unrealized appreciation (depreciation)	(10,893,092)	1,729,849
Net increase (decrease) in net assets resulting from operations	(13,201,057)	3,542,603

Distributions
From net investment income	-	(37,852)
From net realized gain	(1,803,546)	(252,771)
Total distributions	(1,803,546)	(290,623)

Capital Share Transactions
Proceeds from shares sold	51,892,955	13,497,468
Reinvestment of distributions	1,796,383	289,326
Amount paid for shares repurchased	(11,010,793)	(3,663,644)
Net increase in net assets resulting
from share transactions	42,678,545	10,123,150

Total Increase in Net Assets	27,673,942	13,375,130

Net Assets
Beginning of year	27,162,852	13,787,722

End of year	$ 54,836,794	$ 27,162,852

Accumulated undistributed net investment
income included in net assets	$ 207,422	$ 10,288

Capital Share Transactions
Shares sold	3,358,821	764,047
Shares issued in reinvestment of distributions	98,625	18,049
Shares repurchased	(717,944)	(207,671)

Net increase (decrease) from capital share transactions	2,739,502	574,425

*See accompanying notes which are an integral part of these financial statements.

Roosevelt Multi-Cap Fund
Financial Highlights

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	November		November	November	November	November
	30,2008		30,2007	30,2006	30,2005	30,2004

Selected Per Share Data
Net asset value, beginning of period	$ 18.87		$ 15.94	$ 15.07	$ 14.18	$ 12.89

Income from investment operations
Net investment income (loss)	0.10	(b)	0.01	0.04	0.02	(0.01)
Net realized and unrealized gain (loss)	(4.77)		3.26	1.67	1.92	1.62
Total from investment operations	(4.67)		3.27	1.71	1.94	1.61

Less Distributions to shareholders:
From net investment income	-		(0.04)	(0.02)	-	-
From net realized gain	(1.08)		(0.30)	(0.82)	(1.05)	(0.32)
Total distributions	(1.08)		(0.34)	(0.84)	(1.05)	(0.32)

Net asset value, end of period	$ 13.12		$ 18.87	$ 15.94	$ 15.07	$ 14.18

Total Return (a)	-26.33%		20.90%	11.82%	14.47%	12.70%

Net assets, end of period (000)	$ 54,837		$ 27,163	$ 13,788	$ 6,415	$ 3,091
Ratio of expenses to average net assets	1.26%		1.27%	1.28%	1.10%	1.07%
Ratio of net investment income (loss) to
average net assets	0.63%		0.05%	0.36%	0.21%	(0.08)%
Portfolio turnover rate	109.79%		146.35%	102.70%	85.58%	82.28%

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b) Per share net investment income has been calculated using the average shares method.

*See accompanying notes which are an integral part of these financial statements.

Roosevelt Multi-Cap Fund

Notes to the Financial Statements

November 30, 2008

NOTE 1. ORGANIZATION

The Roosevelt Multi-Cap Fund (the “Fund”, formerly known as the Roosevelt Anti-Terror Multi-Cap Fund) was organized as a diversified series of Unified Series Trust (the “Trust”) to acquire all the assets of the Bull Moose Growth Fund, a series of AmeriPrime Advisors Trust (the “Predecessor Fund”), in a tax-free reorganization, effective September 23, 2005. The Predecessor Fund commenced operations on December 21, 2001. The Trust is an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The objective of the Fund is long-term capital appreciation. The investment adviser to the Fund is The Roosevelt Investment Group (the “Adviser”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange-traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the “Board”).

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.Investments in foreign securities, junk bonds, or other thinly traded securities are more likely to trigger fair valuation than other securities.

Roosevelt Multi-Cap Fund

Notes to the Financial Statements – continued

November 30, 2008

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Federal Income Taxes–The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Security Transactions and Related Income- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended November 30, 2008, short term capital gain distributions in the amount of $32,476 were reclassified to accumulated undistributed net investment income.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Accounting for Uncertainty in Income Taxes- The Fund adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes effective December 1, 2007. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

As of and during the year ended November 30, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005.

Fair Value Measurements – The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements”, (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Roosevelt Multi-Cap Fund

Notes to the Financial Statements – continued

November 30, 2008

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The Fund values its common stocks, investments in money market securities, and exchange-traded funds at the closing price established by the market exchange on which they trade. Any fixed income securities the Fund may own are valued by a pricing service using an evaluated price method established by the pricing service. To date, the Adviser has not had to provide any fair value pricing for any securities held by the Fund (Level 3 Securities). For additional information on the Fund’s security valuation policies, refer to Securities Valuations section in this Note.

The following is a summary of the inputs used to value the Fund’s assets as of November 30, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments (i.e., off-balance sheet items)*
Level 1 – Quoted Prices in active markets	$ 56,498,429	$ -
Level 2 – Other Significant Observable Inputs	$ -	$ -
Level 3 – Significant Unobservable Inputs	$ -	$ -
Total	$ 56,498,429	$ -

*Other financial instruments include futures, forwards, and swap contracts.

FAS 157 requires a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value. The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation is included for this reporting period.

Derivative Instruments and Hedging Activities – In March 2008, FASB issued the Statement on Financial Accounting Standards (“SFAS”) No. 161 “Disclosures about Derivative Instruments and Hedging Activities.” SFAS No. 161 iseffective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted, and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Adviser has agreed to provide investment advisory services to the Fund, and to pay most operating expenses of the Fund, in return for a "universal fee."  The Agreement states that the Fund, not the Adviser, is obligated to pay the following expenses:  brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of independent trustees, including expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and extraordinary or nonrecurring expenses.  The Agreement does not require the Adviser to pay indirect expenses incurred by the Fund, such as fees and expenses of other investment companies in which the Fund may invest. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and

Roosevelt Multi-Cap Fund

Notes to the Financial Statements – continued

November 30, 2008

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal year ended November 30, 2008, the Adviser earned $378,833 from the Fund for its advisory services. At November 30, 2008, the Fund owed the Adviser $42,263 for these services.

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative, fund accounting and transfer agency services, including all regulatory reporting and necessary office equipment and personnel. The Adviser pays all administrative, transfer agency and fund accounting fees on behalf of the Fund per the Agreement. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund during the fiscal year ended November 30, 2008. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Fund invests in shares of the Huntington U.S. Treasury Money Market Fund which is administered and advised by subsidiaries of Huntington Bancshares. Interest income of $61,545 was received from the Huntington U.S. Treasury Money Market Fund for the fiscal year ended November 30, 2008.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that the Fund will pay the Adviser a fee aggregating 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of services to shareholders, including, but not necessarily limited to, advertising, compensation to dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Adviser may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Fund’s plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. For the fiscal year ended November 30, 2008, the Fund accrued 12b-1 fees of $94,708, of which $16,331 was unpaid at November 30, 2008.

NOTE 4. INVESTMENTS

For the fiscal year ended November 30, 2008, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases
U.S. Government Obligations	$ 1,387,845
Other	71,370,717
Sales
U.S. Government Obligations	$ 1,658,544
Other	36,672,072

As of November 30, 2008, the net unrealized depreciation of investments for tax purposes was as follows:

Gross appreciation	$ 2,242,153

Gross depreciation	(10,223,677)

Net depreciation on investments	$ (7,981,524)

At November 30, 2008, the aggregate cost of securities for federal income tax purposes was $64,479,953.

Roosevelt Multi-Cap Fund

Notes to the Financial Statements – continued

November 30, 2008

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the Investment Company Act of 1940. As of November 30, 2008, Charles Schwab & Co., for the benefit of others, was the record owner of 39.20% of the outstanding shares of the Fund. As a result, Charles Schwab & Co. may be deemed to control the Fund.

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

On December 21, 2007, a long-term capital gain distribution of $0.5196 per share and a short-term capital gain distribution of $0.4570 per share were declared and paid to shareholders of record on December 20, 2007.

On April 28, 2008, a long-term capital gain distribution of $0.103139 per share was declared and paid to shareholders of record on April 25, 2008.

The tax character of distributions paid during the fiscal years ended November 30, 2008 and 2007 is as follows:

	2008	2007

Ordinary Income	$ 32,476	$ 37,852
Long-term Capital Gain	1,058,022	252,771
Short-term Capital Gain	713,048	-
Total distributions paid	$ 1,803,546	$ 290,623

On December 23, 2008, an ordinary income distribution of $0.1568 per share or $780,362 was declared and paid to shareholders of record on December 22, 2008.

As of November 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 207,422
Capital loss carryforward	(2,133,181)
Unrealized net depreciation	(7,981,525)
$(9,907,284)

As of November 30, 2008, the difference between book basis and tax-basis unrealized depreciation was attributable primarily to the tax deferral of losses on wash sales and post-October losses in the amount of $251,038 and $195,936, respectively.

NOTE 8. CAPITAL LOSS CARRYFORWARD

At November 30, 2008, the Roosevelt Multi-Cap Fund has available for federal tax purposes an unused capital loss carry forward of $2,133,181, which is available for offset against future taxable net capital gains. This loss carry forward expires on November 30, 2016.

RENEWAL OF MANAGEMENT AGREEMENT (Unaudited)

The continuation of the Management Agreement (the “Agreement”) with the Adviser was reviewed by the Advisor Contract Renewal Committee (the “Committee”) of the Board and approved by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the Independent Trustees and each an “Independent Trustee”) at an in-person meeting held on August 10, 2008.

The Committee noted as a preliminary matter that no changes were being proposed to the Agreement. The Committee members also noted and acknowledged that the materials specifically provided to them included the following information: (i) executed copies of the Fund’s Agreement, (ii) a letter from the Administrator to the Adviser setting forth, and the Adviser’s response to, a detailed series of questions regarding, among other things, the Adviser’s services to the Fund, its profitability from managing the Fund, as well as its ideas for future growth for the Fund, (iii) reports from the Adviser detailing the soft dollars received from various brokers, as well as 12b-1 payments accrued by the Fund, (iv) a written recommendation from the Trust’s CCO as to the Adviser’s compliance policies and procedures, (v) Form ADV, (vi) financial statements as of June 30, 2008, (vii) reports provided by the Administrator regarding the Fund’s performance for the past 1, 3, and 5 years, as well as year-to-date performance information as of June 30, 2008, and comparisons of the same to the Fund’s benchmark, the S&P 500 and the Russell 3000 indices, and to a peer group consisting of 63 funds in the Morningstar’s “Mid Cap Growth” funds category with net assets between $30 million to $50 million, and (viii) reports provided by the Administrator comparing the Fund’s advisory fee and total expenses to its peer group. After discussing the materials, the Committee contacted the Adviser’s executives.

The Committee members noted that they had received and evaluated such information as they deemed necessary to make their decision. They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the independent trustees of the Trust, and their own business judgment, to be relevant. They noted that this included information regarding compliance matters that had been provided to the Board throughout the year at regular meetings of the Board. As a result, the Committee noted as follows:

(i) The Nature, Extent and Quality of Services – The Committee reviewed the responses from the Adviser as to the resources provided to the Fund, and considered the adequacy of such resources in light of the expected growth in the level of Fund assets, including whether the resources are sufficient to sustain positive performance, compliance and other needs. The Committee invited the Adviser’s executives to discuss any changes with respect to its management style and/or personnel providing services to the Fund since the Board’s last review of the Agreement. The Adviser’s executives reminded the Committee that the Board had approved a change to the Fund’s strategies to eliminate an anti-terror strategy. They noted that the anti-terror strategy was eliminated effective July, 2008 following notice to the Fund’s shareholders and selling brokers. They then discussed the various services provided by the Adviser to the Fund and noted that, in addition to the portfolio manager, the Adviser also provides various other personnel, including traders, research analysts, marketing personnel, as well as compliance/operations personnel who spent approximately 20-30% of their time on Fund-related matters. The portfolio manager informed the Committee that the Adviser recently added a new research analyst to assist him in making investment decisions for the Fund. The Adviser reported that it had $2.9 billion in assets under management as of the date of the meeting. Based on the discussions, the Committee determined that the Adviser has adequate resources to continue managing the Fund.

The Adviser’s Chief Compliance Officer, then discussed the firm’s compliance program. He reported that the Adviser had adopted a new proxy voting policy earlier in the year, and noted that a copy had already been provided the Trust’s CCO and to legal counsel of the Trust for filing in accordance with the regulatory requirements. He also reported that the Adviser has not had an SEC staff examination since the Board last approved the Agreement. The Committee then asked the Trust’s CCO to discuss his review of the Adviser’s compliance program. The CCO informed the Committee that he had reviewed the Adviser’s compliance policies and procedures in July 2008 in anticipation of the meeting and that, generally, the Adviser has adopted policies and procedures that appear to be reasonably designed to prevent violation of federal securities laws. He noted, however, that he had recommended updates to its compliance policies to reflect the designation of its Chief Compliance Officer responsible for overseeing various issues, including proxy voting with respect to the Fund. Based on the foregoing, the Committee determined that the Adviser’s compliance program appears to be adequately designed to prevent violations of federal securities laws.

(ii) Fund Performance – The Committee discussed the Fund’s performance with the portfolio manager and reviewed other materials provided by the Adviser and the Administrator with respect to the Fund’s performance. The Administrator reported that the Fund’s performance for the 5-year period ending June 30, 2008, was 15.72% as compared to 7.59% and 8.37% for the S&P 500 and Russell 3000 Indices, respectively. Similarly, the Fund had strong positive performance and significantly outperformed in each of the 3-year and 1-year periods at 13.40% and 5.84% respectively, as compared to 4.42% and -13.10% for the S&P 500 Index and 4.73% and -12.69% for the Russell 3000 Index during the same periods.

The Administrator also reported that the Fund’s performance for the year-to-date period was negative at -1.45%, but that it continues to significantly outperformed the S&P 500 and Russell 3000 Indices, which returned -11.92% and -11.05% for the same period. The Administrator also reported that the Fund ranked 8th in its peer group of 63 funds based on the one year total returns. The Committee noted the Fund’s good performance, but questioned the portfolio manager as to why the Fund’s performance appeared to be lower that the Adviser’s similarly managed private accounts. The portfolio manager stated that the Fund’s former anti-terror strategy was an investment handicap to the Fund as compared to the other accounts. He further stated that this performance handicap was a contributing factor to the Adviser’s decision to eliminate the anti-terror strategy for the Fund.

(iii) Fee Rates and Profitability – The Administrator reported that, at 1.34%, the Fund’s current net expense ratio was lower than the 1.52% average for its peer group. It also reported that the management fee of 1.00% was higher than the peer group average, but lower than the peer group maximum of 1.50%. The Committee also noted that the Fund’s management fee is generally consistent with the fees that the Adviser charges to private accounts with similar strategies.

The Committee then reviewed the unaudited financial statements as of June 30, 2008 which had been provided by the Adviser in advance of the meeting. The Committee noted that the Adviser generally was reporting net income from its operations for the period. It also reviewed the Adviser’s profitability analysis which showed that the Fund generated a profit of approximately $4,170 for the six months ended June 30, 2008 after all applicable expenses, including salaries. The Committee also noted that the Fund is a universal fee fund, in that the Adviser pays the Fund’s operating expenses, other than 12b-1 fees and certain other excluded expenses.

The Committee then noted that the Adviser has entered into soft dollar arrangements pursuant to which a portion of the Fund’s brokerage commissions are directed to brokers and dealers who provide research services. It reviewed the soft dollar report provided by the Adviser for the year ended June 30, 2008, which showed that the Fund paid approximately 1.00% of its total commissions to brokers who provide research to the Adviser. The Committee reminded the Adviser that its soft dollar practices must be conducted in compliance with regulatory requirements and must be in the best interest of the Fund and its shareholders. The Adviser confirmed that it has adopted trading policies and procedures, including with respect to soft dollars. The Committee also noted the 12b-1 reports provided by the Administrator which showed that the Adviser used all of the 12b-1 fees paid by the Fund to pay the Fund’s selling broker-dealers.

(iv) Economies of Scale – In determining the reasonableness of the advisory fees, the Committee also considered whether economies of scale would be realized as the Fund grows larger, and the extent to which this is reflected in the Fund’s advisory fee. The Committee noted that the Fund had $39 million in assets as of the date of the meeting. The Committee discussed the possibility of reducing the Fund’s advisory fee with the Adviser. The Adviser informed the Committee that, in light of the fact that the Adviser, not the Fund, pays for the operating expenses (subject to certain exclusions), and that the Adviser has been realizing only modest profits from managing the Fund, they could not reasonably consider any reductions at this time. Based on the level of profitability, the Committee determined that the Adviser was not receiving the benefits of any economies of scale, and that there was no need to reduce advisory fees at this time.

The Committee then asked the Adviser to discuss the firm’s ideas for growing the Fund’s assets. The Adviser reported that its wrap fee business continues to grow, and that the firm would like to list the Fund on the same platforms where its wrap fee programs are offered because the firm’s growth primarily has come from wrap program wholesalers. In this regard, he stated that the Adviser is in advanced talks with several platforms, although the documents have not yet been signed. The Committee requested that the Adviser and/or the Administrator keep it informed of new developments in this regard.

The Committee reviewed the foregoing with the Board, indicating that its members had determined that the Fund’s advisory fee was reasonable, and that its members were unanimously recommending that the Board approve the Fund’s Agreement. After reviewing and discussing the materials and the Committee’s recommendation, the Board, including all of the trustees who are not “interested persons” (within the meaning of the 1940 Act) of the Trust or the adviser to the Fund, determined that the Agreement was reasonable.

After reviewing all of the materials summarized above and such other information as it deemed necessary to evaluate the terms of the management agreement for the Fund, the Committee recommended that the Board approve the management agreement between the Trust, on behalf of the Fund, and the Adviser.

Based on the Committee’s recommendation, the Board, including a majority of trustees who are not “interested” persons of the Trust or the Adviser, within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), unanimously determined that the Agreement was fair and in the best interests of the Fund and its shareholders; and the Trustees of the Trust (including the Independent Trustees) hereby unanimously approved the Agreement, and authorized and approved the Adviser to continue serving as the investment adviser to the Fund for an additional year pursuant to such Agreement.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 61) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment Advisor since November 2008; Director, Vice President and Chief
Investment Officer of Legacy Trust Company, N.A. From 1992 – September 2008;
Chairman of the investment committee for W.H. Donner Foundation and Donner
Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust
from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July
2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 62) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since
April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to
September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005;
Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 58) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003;
Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005;
Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to
March 2005.

Ronald C. Tritschler (Age - 56) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies,
a national real estate company, since 2001; Director of First State Financial since
1998; Director, Vice President and Legal Counsel of The Traxx Companies, an
owner and operator of convenience stores, since 1989; Trustee of AmeriPrime
Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime
Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 59) Independent Trustee, May 2008 to present

Senior Vice President and Chief Officer, Corporate Development of Northeast
Retirement Services, Inc. since 2003; Senior Vice President of Savings Banks
Employees Retirement Association since 2003; Senior Vice President of Advisors
Charitable Gift Fund since 2005; Senior Vice President of Global Trust Company
Since 2008; Treasurer and past Chair, Board of Directors of Massachusetts
Council of Churches; Member, Presbytery of Boston, Presbyterian Church(U.S.A.).

Interested Trustee & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston (Age - 49) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age – 34) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting and Financial Reporting for Unified Fund Services, Inc., the Trust’s Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Fund Balancing Supervisor, Accounting Analyst and Senior Accounting Analyst, from May 2000 through February 2005.

Lynn E. Wood (Age - 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age - 33) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

William J. Murphy (Age - 45) Assistant Treasurer, November 200 8 to present	Manager of Fund Administration for Unified Fund Services, Inc., since October 2007. Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.

* The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 29 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified
Financial Securities, Inc., the Distributor as of November 30, 2008.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 322-0576 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by: (1) calling the Fund at (877) 322-0576 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Kenneth G.Y. Grant
Nancy V. Kelly

OFFICERS

Anthony J. Ghoston, President
John Swhear, Senior Vice-President

Christopher E. Kashmerick, Treasurer and Chief Financial Officer

Heather A. Bonds, Secretary
Lynn Wood, Chief Compliance Officer

William J. Murphy, Assistant Treasurer

INVESTMENT ADVISOR

The Roosevelt Investment Group
765 Allens Avenue
Suite 100
Providence, RI 02905

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP
312 Walnut St., 14th Floor
Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Symons Institutional Funds

Annual Report

November 30, 2008

Fund Adviser:

Symons Capital Management, Inc.

650 Washington Road, Suite 800

Pittsburgh, PA 15228

Toll Free (877) 679-6667

www.scm-funds.com

Symons Institutional Funds

We want to thank all of our shareholders for their support and loyalty over the past year. Symons Capital Management constantly strives both to produce superior long-term returns and to provide excellent service and accessibility.

Our Symons Alpha Growth (SAGIX), Symons Small Cap (SSMIX), and Symons Alpha Value (SAVIX) Institutional Funds had a challenging year of performance for the year ending November 30, 2008. The Symons Alpha Growth Institutional Fund has an average annual total return of -33.20% since inception (December 22, 2006) through November 30, 2008 versus the Russell 3000 Growth Index return of -18.46%. The corresponding one-year return for the same ending period was -55.35% versus the Russell 3000 Growth Index of -39.86%. The Symons Alpha Value Institutional Fund has an average annual total return of -9.96% since inception (December 22, 2006) through November 30, 2008 versus the Russell 3000 Value Index return of -21.67%. The corresponding one-year return for the same ending period was -21.76% versus the Russell 3000 Value Index of -37.95%. The Symons Small Cap Institutional Fund has returned -44.00% since inception (May 06, 2008) through November 30, 2008 versus the Russell 2000 Index return of -34.59%. We have commented below on specific issues that affected each Fund.

Financial Markets

Despite all of the current pain in the stock market, there will be a tomorrow, and we are finally starting to see a number of stocks that look like interesting long-term buys. The dominant problem facing the financial markets is that the short-term credit markets, which enable the real economy to operate day-to-day, are not working. Until they do, the stock market is a sideshow largely driven by the broader problems in the short-term credit markets. In fact, it is likely that a material part of stock market selling over the last few months has been by people forced to sell stocks to generate liquidity that is currently unavailable to them in the short-term credit markets. Examples are hedge funds, faced with margin calls on their leveraged investments, and viable businesses that need funds to make payrolls, pay for inventory, and expand or improve their businesses. On the bright side, signs of credit stress are not getting worse and the federal authorities are working quickly to avoid a total freeze in the credit markets. But, while we may be approaching a reasonable time to buy stocks, we are unwilling to do anything dramatic until we see the credit stress begin to abate.

If the credit markets can get restarted, it is quite possible that the bulk of this stock market decline is behind us. It is pretty clear that we are in an economic slowdown, but we are uncertain of its depth or duration. Since stock markets tend to anticipate recoveries, we could see a market upturn by sometime in the first part of next year. That would mean that we've seen a year of downside and have a shorter time remaining. Even though this is a scary time, chances are that the future will be brighter than we currently think. The time for bearishness was a year ago. The time for restrained bullishness is likely coming upon us. More specifically, once the short-term credit crisis abates we expect to see a gradual, but manageable, continuing contraction of long-term credit, which should result in a slower growth economy and more modest, but positive, stock market returns. Analogous to the years after the tech bubble burst, we expect financial stocks to be the last sector to recover.

While the principal focus of our commentary is on the equity portfolio management work we do for our clients, the taxpayer-paid bailout of the financial institutions is such a large issue that it deserves a paragraph or two. Fault can be liberally assigned to multiple Congresses, multiple administrations and multiple regulators for multiple failures in their responsibilities over more than a decade. But the bailout has to be done in order to keep the real economy, both large companies and Main Street businesses, functioning. The fundamental problem is that numerous banks hold an array of low quality assets that, if "marked-to-market," would make those banks insolvent. For example, suppose a bank has assets with a face value of $100 (but the assets' current market value is $85), has liabilities of $90, and has capital of $10. If the bank's impaired assets have to be sold at market value then the $15 loss is charged against the $10 of capital and the bank is insolvent by $5. This is the basic reason why credit markets are barely functioning - assets that can't be sold to anyone for face value are frozen. These troubled banks are at least illiquid, if not insolvent. Most of the public statements about such banks are that the banks are simply illiquid (a temporary drop in current market values). The more likely truth is that such banks are insolvent (the current depressed value of assets is not temporary).

To get the credit markets functioning, the troubled banks have to clean up their balance sheets so that they have high quality assets and adequate capital to absorb any modest losses on those high quality assets. But how do troubled banks get from here to there? The short answer is that the losses have to be written off as soon as possible. No one wants to lend to (or make a deposit in) a bank that may be insolvent if its assets were valued at market. So the losses on bank assets have to be absorbed and that is where the $700 billion bailout comes in. It is not at all clear how the federal regulators are going to do this, and it is doubtful that the "reverse auction" system initially proposed is the best approach. We are already seeing serious consideration of other approaches, such as allowing some banks to go bankrupt and picking up the pieces later, as we did with the S&L failures in the early 1990s through the Resolution Trust Corporation. By shutting down bad banks, the bank credit system is cleared of banks whose assets are so bad that they should not be kept alive. Another alternative is for the US government to take a temporary ownership stake in selected banks through the purchase of preferred stock and other capital-enhancing vehicles. Those government-capitalized (semi-nationalized) banks will then have the capital to sell bad assets for a loss while still holding sufficient capital to remain solvent with the remaining or newly purchased "clean" assets.

Also, the Federal Reserve will be directly buying high quality 90-day commercial paper from large businesses (such as General Electric) in order to relieve their short-term credit problems. All of these alternatives are expensive. Shareholders and some debt holders will be hit hard, if not wiped out. But the financial markets payments and short-term credit systems should be functioning again in a way that is critical to the day-to-day operation of the real economy. While the US financial system certainly has serious flaws, it is probably better than any other financial system in the world.

Equity Strategies and Portfolio Management

It is obvious that we are in a recession. But we certainly still need food, health care, electricity, and even energy, the types of stocks we hold in all three mutual fund strategies, especially in the Symons Alpha Value Fund. Some other stocks are starting to look like interesting long-term buys. Nevertheless, even when the credit crisis abates it doesn't mean we are at a stock market bottom. It does mean that based on reasonable long-term earnings, some companies look like attractive investments. Stocks have a long-term value based on long-term data, and for many stocks that long-term value is probably higher than current value. We cannot accurately time the market, but we can make intelligent decisions about the long-term value of individual stocks. This means that our decisions are usually based more on individual stock price than on time. Getting both price and time right is difficult. But as we have noted, we also pay some attention to the timing of our actions - right now the short-term credit crisis is a highly relevant "time" concern. With all of the credit stress, it is likely that any market upturn will be restrained, but given the decline of the past 11 months, broadly buying stocks is becoming more attractive.

The fiscal year 2008 performances of our three equity mutual fund strategies have diverged, principally because we have remained consistent with their divergent focuses. We have done what we said we would do. In the Symons Alpha Value Fund, we focused on preserving capital. Our cautious stance of investing in Consumer Staples and avoiding financial companies served our clients well.

In the Symons Alpha Growth Fund, we took more risk to try to make more return. That focus has worked across the 11 year history of our Growth separate account strategy, but over the last nine months we have been in a market where any risk was adversely impacted. We can pin-point our underperformance to two stocks within The Symons Alpha Growth Fund. Pilgrims Pride (PPC) which we sold after the fiscal year end for a severe loss because the debt burden of acquiring Gold Kist and the refusal of banks to renew lines of credit forced the company into bankruptcy as a victim of the current credit crunch. In addition, our position in Washington Mutual (WM) went bankrupt. Like many fundamental investors, we didn't think that the financial institutions’ issues could get so bad so quickly. The government rolled out a number of programs to generate liquidity and we thought it would be enough to support the stock. The WM problem turned into a run on the bank as depositors withdrew $16 billion in one week. And then WM failing so close to the finish line for the government bailout was tough. The point of divergence between the two strategies began around April 2008. After seeing a broad market decline of about 15% and a financial institutions decline of 30% or more, we judged we were getting through a modest recession and sectors such as finance and mining were again reasonable places to invest. Since then we were surprised by a run on the banks occurring without any significant economic pressures. The result has been a spreading economic downturn that seems to have been driven by a fear of bank risks, rather than by problems in the real economy. This type of bank-driven downturn arguably has not happened in the United States since the Bank Panic of 1907, which resulted in the formation of the Federal Reserve System. In the third quarter, we exited the financial stocks in the Symons Alpha Growth Fund at a loss, but have kept the mining stocks because we believe that, even if we are only anticipating a modest growth economy, demand for mining and metals will grow and the investments will ultimately make sense. Currently in all Funds, we are completely out of financial stocks.

In fiscal year 2008 the Symons Small Cap Fund has invested in small cap stocks with both Value and Growth tendencies. The portfolio was tilted slightly more towards Growth in the later portion of 2008 which we believe caused our underperformance versus the blended benchmark consisting of both an equal mix of Value and Growth holdings.

Looking forward, in the Symons Alpha Value Fund, the long-term plan (as always) is first to be safe and second to make money. This means that we have a long-term view of what opportunities are consistent with the strategy's capital preservation focus. Right now we believe we have a conservative portfolio. Even as the current panic begins to abate, we likely will continue to hold more cash in the Symons Alpha Value Fund until it becomes rather clear that the credit crisis has abated for the long-term. In the Symons Alpha Growth Fund, as the current credit crisis begins to abate, it is likely that we will take earlier advantage of investment opportunities that emerge. We expect to be looking for companies that are both conservative and have growth potential, where we will again be paid to take risk at lower prices. The Symons Small Cap Fund will continue to seek to purchase stocks that have both Value and Growth characteristics.

In the past when we have neared the end of periods of stress, Symons Capital Management has a tendency to gradually sell some of its lower risk stocks and gradually add stocks that have been heavily punished in the downturn, but have sustainable businesses. We never expect to be immediately right with any evolution of holdings, but we think this process helps to set us up for potential gains down the road. Buying what is cheap and selling what is dear may not work all of the time, and it does take some fortitude, but over the years the evolution of our stock holdings as circumstances change has served us well.

Portfolio Holdings

Buying stocks for the long-term requires fortitude, particularly in down markets. There is no such thing as "can't lose" in the stock market. We look for stocks that we believe are excellent bargains, while recognizing that short-term movements in a company's stock price can be confounding. It is not uncommon for us to purchase a stock that subsequently declines for a time. Ultimately, the majority of such stocks rebound to above our purchase price, but for the interim the original purchase can appear to be less than brilliant. The result is that we often have to demonstrate fortitude if the market for a stock doesn't immediately go our way.

This year, in the Symons Alpha Value Fund, we purchased Smithfield Foods (SFD) because the price of corn used to feed hogs jumped and so SFD's profit margins for selling pork declined, exhibiting a business cycle we have seen before; Bunge (BG), an agribusiness company, because we like the industry and the fact that BG's price has not responded to excellent earnings reports; Gold Fields (GFI) because of a temporary swoon in gold prices and an even more impressive decline in mining stocks; and Kimberly-Clark (KMB) when its price dropped briefly, because it is a large producer of consumer staples that tends to be resistant to recession. We sold Bank of Hawaii (BOH) because of concerns about the tourist economy in Hawaii.

In the Symons Alpha Growth Fund, we purchased Talisman (TLM) because the stock dropped to a price level not seen since oil was selling at $60 a barrel; Texas Instruments (TXN) because it has an excellent balance sheet and the potential to profit from the move into 3G phones; ConAgra (CAG) because it sold its commodities business at the perfect time and has the potential to generate sustainable earning power from its remaining food business; Senior Housing (SNH), a REIT that invests in senior housing, hospitals, medical offices and fitness centers; and Honeywell (HON) because it has an attractive array of technology and manufacturing businesses. We sold Broadcom (BRCM) because its valuation became too high compared to its peers; Starbucks (SBUX) because of the abrupt reversal of its business plan to expand globally with no alternative plan for improvement; QLogic (QLGC) because the stock did so well; and McDonalds (MCD) because a wonderful multi-year run made the stock too expensive.

Of particular note in the Symons Alpha Growth Fund is that our position in Washington Mutual (WM) went bankrupt. This has happened to us a few times in our 28 years of investment management. First, why in the world did we own it? Like many fundamental investors, we didn't think that the financial institution issues could get so bad so quickly. The government rolled out a number of programs to generate liquidity and we thought it would be enough to support the stock. The WM problem turned into a run on the bank as depositors withdrew $16 billion in one week. And then WM failing so close to the finish line for the government bailout was tough. The WM bankruptcy was clearly bad news, but it is helpful to talk about the good side - what we did to prevent more damage. First, we recognized the existence of some risk and limited the purchase to a small percentage of portfolio assets, and did so only after a private equity fund had invested $7 billion. Next, several fundamentally oriented WM investors saw a historically very cheap banking stock and doubled their investment as prices declined. In contrast, we were pulling out of our banking stocks, with WM being the last, so we avoided taking bigger losses. Finally, we originally saw the handwriting on the wall for financials and sold out early in 2007. This independent judgment looked incorrect for a while and then pretty smart. After a large decline in financials over the following year, we thought we saw some value. Even though we were wrong on WM, our long-term caution on banks ultimately helped us avoid even greater problems. Overall, the idea behind the Symons Alpha Growth Fund is that we will take intelligent risks to get extra rewards. Over time that has worked fairly well, but WM is evidence that there are misses.

In the Symons Small Cap Fund, we purchased Senior Housing (SNH); Jakks Pacific (JAKK), a toy maker that has a great balance sheet, a diverse business and a cheap valuation; and Paragon Shipping (PRGN) because the stock price declined well below its fair value based on its reasonable balance sheet and the staggered charters of its fleet that reduces exposure to short-term vagaries in the boat charter market. We sold our two banks, Citizens Republic (CRBC) and First Marblehead (FMD) because CRBC is a small bank in a market where the government cares about big banks and FMD lost the funding source for their important student loan business; department store Cato (CTR) due to concerns about consumer buying interest; iRobot (IRBT) due to similar concerns about consumer interest in robotic helpers; and Quality Systems (QSII) because of decent performance in the face of increased competition.

Conclusion

Because of the sheer magnitude of the damage our financial system has suffered, delivering pain to everyone, we expect the stock market's recovery to be more of a slow motion process than is usually the case. The current destruction of bank capital will be particularly hard on the future profitability of all financial institutions for years to come. But the federal government bailout of the financial system should allow people to get their paychecks, stay employed and, in the long run, retire. As a result, while we all pay for the debacle, we should all be better protected than we would be in the alternative scenario of allowing the credit markets to collapse.

The current investment and economic environment is the worst since the recessions of 1973-74 and 1980-82. In retrospect, those difficult times presented good opportunities for long-term investors. Today we are seeing a range of aggressive government action around the world aimed at returning the global economy to sustainable, if modest, growth. It is likely that the government actions (with our dollars) will enable us to avoid materially worse problems, and provide attractive investment opportunities for the clients of Symons Capital Management.

We cannot pick a market bottom. We do, however, believe that the current short-term credit markets crisis will be resolved and that long-term investors who have the fortitude to keep a long-term perspective will be rewarded by selective purchase of equities at a time that, years from now, we believe will be perceived as a great value-buying opportunity. To be clear, while we are looking at picking up some cheap stocks, such as various commodities (e.g., energy, metals and agribusiness), we are still facing a recession. Because of that we expect that we will be unusually slow in changing our portfolios away from "recession" stocks such as food and health care. Our plan is to, over time, create more of a barbell approach in our portfolios, part recession stocks that we continue to hold and part cheap, economically sensitive stocks that we expect to add.

And finally, we also believe that the historical march of progress of free economies driven by a broad array of creative people (the real private economy) will enable us to continue our satisfaction in and enjoyment of our special culture and country.

Yours sincerely,

Michael P. Czajka	Colin Symons
President & CEO	Chief Investment Officer

The views expressed are those of the investment adviser as of November 30, 2008 and are not intended as a forecast or investment recommendations.

Investment Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-679-6667.

*Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Russell 3000 Growth Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.Individuals cannot invest directly in the Index, however, an individual can invest in ETF’s or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

The chart above assumes an initial investment of $10,000 made on December 22, 2006 (commencement of Fund operations) and held through November 30, 2008. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 3000 Growth Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-679-6667. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Investment Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-679-6667.

*Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Russell 3000 Value Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.Individuals cannot invest directly in the Index, however, an individual can invest in ETF’s or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

The chart above assumes an initial investment of $10,000 made on December 22, 2006 (commencement of Fund operations) and held through November 30, 2008. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 3000 Value Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-679-6667. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Investment Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-679-6667.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Russell 2000 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.Individuals cannot invest directly in the Index, however, an individual can invest in ETF’s or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

The chart above assumes an initial investment of $10,000 made on May 6, 2008 (commencement of Fund operations) and held through November 30, 2008. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 2000 Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-679-6667. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS- (Unaudited)

1As a percent of net assets.

The Alpha Growth Fund seeks to achieve its objective by investing in a diversified portfolio of companies with market capitalizations at the time of purchase above approximately $800 million that are trading at attractive prices, and that appear to have strong potential for capital appreciation over the long-term.

1As a percent of net assets.

The Alpha Value Fund seeks to achieve its objective by investing in a diversified portfolio of companies with market capitalizations at the time of purchase above approximately $800 million that are trading at attractive prices, and that appear to have limited downside price risk over the long-term.

1As a percent of net assets.

[2] Small cap is defined as companies with market capitalizations of $2 billion or less at time of purchase.

The Small Cap Fund seeks to achieve its objective by investing in a diversified portfolio of small capitalization companies. The Small Cap Fund will purchase small cap stocks trading on U.S. exchanges at what the Adviser believes are attractive prices, and that appear to have strong potential for capital appreciation over the long-term.

Availability of Portfolio Schedule– (Unaudited)

The Funds each file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period (June 1, 2008) and held for the entire period (through November 30, 2008).

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not any of the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

Symons Alpha Growth Institutional Fund	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Expenses Paid During the Period* June 1, 2008 – November 30, 2008
Actual	$1,000.00	$469.73	$5.37
Hypothetical **	$1,000.00	$1,017.69	$7.37

*Expenses are equal to the Fund’s annualized expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Symons Alpha Value Institutional Fund	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Expenses Paid During the Period* June 1, 2008 – November 30, 2008
Actual	$1,000.00	$761.27	$6.44
Hypothetical **	$1,000.00	$1,017.69	$7.38

*Expenses are equal to the Fund’s annualized expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Symons Small Cap Institutional Fund	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Expenses Paid During the Period* June 1, 2008 - November 30, 2008
Actual	$1,000.00	$533.60	$5.98
Hypothetical **	$1,000.00	$1,017.20	$7.87

*Expenses are equal to the Fund’s annualized expense ratio of 1.56%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Symons Institutional Funds
Symons Alpha Growth Institutional Fund
Schedule of Investments
November 30, 2008

Common Stocks - 96.91%	Shares	Value

Beverages - 3.40%
Constellation Brands, Inc. - Class A (a)	17,470	$ 222,917

Beverages - Non-Alcoholic - 2.18%
Dr. Pepper Snapple Group, Inc. (a)	8,841	142,694

Books: Publishing or Publishing & Printing - 3.33%
Scholastic Corp.	14,260	217,750

Bottled & Canned Soft Drinks & Carbonated Waters - 4.51%
Cadbury plc (b)	8,688	295,305

Crude Petroleum & Natural Gas - 3.25%
Talisman Energy, Inc.	22,980	212,795

Drilling Oil & Gas Wells - 2.27%
Patterson-UTI Energy, Inc.	11,890	148,506

Electromedical & Electrotherapeutic Apparatus - 1.54%
Advanced Medical Optics, Inc. (a)	17,360	100,862

Electronic & Other Electrical Equipment (No Computer Equipment) - 1.14%
General Electric Co.	4,360	74,861

Farm Machinery & Equipment - 4.75%
AGCO Corp. (a)	6,800	167,416
Lindsay Corp.	3,690	143,578
		310,994

Food & Kindred Products - 2.77%
ConAgra Foods, Inc.	12,290	181,278

Gold and Silver Ores - 7.52%
Coeur d'Alene Mines Corp. (a)	174,640	118,755
Harmony Gold Mining Co., Ltd. (a) (b)	43,250	373,680
		492,435

Household Furniture - 1.61%
Sealy Corp.	34,960	105,230

Measuring & Controlling Devices - 4.03%
Rockwell Automation, Inc.	8,470	263,840

Metal Mining - 4.38%
Lundin Mining Corp. (a)	77,320	76,547
Southern Copper Corp.	15,300	210,528
		287,075

Miscellaneous Furniture & Fixtures - 3.82%
Kinetic Concepts, Inc. (a)	11,570	250,375

Motor Vehicle Parts & Accessories - 1.68%
Honeywell International, Inc.	3,950	110,047

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 3.16%
Zimmer Holdings, Inc. (a)	5,550	207,126

Perfumes, Cosmetics & Other Toilet Preparations - 1.73%
Bare Escentuals, Inc. (a)	23,990	113,233

Petroleum Refining - 3.29%
Tesoro Corp.	23,460	215,597

Pharmaceutical Preparations - 4.75%
Pfizer, Inc.	18,920	310,856

Poultry Slaughtering and Processing - 0.71%
Pilgrim's Pride Corp.	40,460	46,529

Radiotelephone Communications - 3.01%
NII Holdings, Inc. (a)	10,140	197,122

Retail - Catalog & Mail-Order Houses - 3.95%
NutriSystem, Inc.	18,450	258,484

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Symons Alpha Growth Institutional Fund
Schedule of Investments - continued
November 30, 2008

Common Stocks - 96.91% - continued	Shares	Value

Retail - Drug Stores and Proprietary Stores - 4.62%
Walgreen Co.	12,230	$ 302,570

Retail - Grocery Stores - 3.57%
Whole Foods Market, Inc.	22,070	233,501

Savings Institution, Federally Chartered - 0.03%
Washington Mutual, Inc.	34,600	1,695

Semiconductors & Related Devices - 5.95%
Advanced Micro Devices, Inc. (a)	92,370	217,993
Texas Instruments, Inc.	11,030	171,737
		389,730

Services - Business Services - 3.25%
eBay, Inc. (a)	16,200	212,706

Services - Miscellaneous Amusement & Recreation - 2.75%
Ameristar Casinos, Inc.	23,490	179,933

Surgical & Medical Instruments & Apparatus - 3.96%
Boston Scientific Corp. (a)	42,040	259,387

TOTAL COMMON STOCKS (Cost $15,793,433)		6,345,433

Real Estate Investments Trusts - 2.60%

Senior Housing Properties Trust	12,230	170,364

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $258,412)		170,364

Money Market Securities - 0.06%

Fidelity Institutional Money Market Portfolio - Institutional Shares, 2.43% (c)	3,530	3,530

TOTAL MONEY MARKET SECURITIES (Cost $3,530)		3,530

TOTAL INVESTMENTS (Cost $16,055,375) - 99.57%		$ 6,519,327

Other assets less liabilities - 0.43%		28,187

TOTAL NET ASSETS - 100.00%		$ 6,547,514

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Variable rate security; the money market rate shown represents the rate at November 30, 2008.

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Symons Alpha Value Institutional Fund
Schedule of Investments
November 30, 2008

Common Stocks - 75.01%	Shares	Value

Agriculture Chemicals - 2.14%
Mosaic Co./The	4,630	$ 140,520

Agriculture Production - Crops - 3.87%
Fresh Del Monte Produce, Inc. (a)	10,070	254,167

Biological Products, No Diagnostic Substances - 3.62%
Amgen, Inc. (a)	4,285	237,989

Converted Paper & Paperboard Products (No Containers/Boxes) - 2.61%
Kimberly-Clark Corp.	2,970	171,636

Electric Services - 3.87%
Southern Co.	6,990	253,877

Fats & Oils - 1.74%
Bunge Ltd.	2,690	114,217

Food & Kindred Products - 3.50%
Sara Lee Corp.	25,050	229,959

Gold & Silver Ores - 3.98%
Gold Fields Ltd.(b)	31,800	261,396

Heavy Construction Other Than Buildings Construction - Contractors - 1.03%
KBR, Inc.	4,890	67,335

Hospital & Medical Service Plans - 3.08%
UnitedHealth Group, Inc.	9,630	202,326

Ice Cream & Frozen Desserts - 3.77%
Dean Foods Co. (a)	16,990	247,374

Meat Packing Plants - 1.67%
Smithfield Foods, Inc. (a)	16,130	109,845

Pharmaceutical Preparations - 11.95%
GlaxoSmithKline plc (b)	7,350	253,134
King Pharmaceuticals, Inc. (a)	24,570	236,118
Eli Lilly & Co.	8,640	295,056
		784,308

Pipe Lines (No Natural Gas) - 3.00%
Kinder Morgan Management, LLC (a)	4,771	196,804

Plastics Products - 4.11%
Newell Rubbermaid, Inc.	20,210	270,006

Retail - Eating Places - 3.98%
Wendy's/Arby's Group, Inc. - Class A	64,912	260,946

Retail - Miscellaneous Shopping Goods Stores - 0.37%
Borders Group, Inc.	22,470	24,043

Retail - Radio, TV & Consumer Electronics Stores - 2.82%
Best Buy Co., Inc.	8,930	184,940

Sugar & Confectionery Products - 3.87%
Hershey Co./The	7,060	254,160

Surgical & Medical Instruments & Apparatus - 3.53%
3M Co.	3,460	231,578

Telecommunication - 2.91%
Telecom Corp. of New Zealand, Ltd. (b)	28,326	191,201

Tobacco Products - 3.59%
UST, Inc.	3,430	235,813

TOTAL COMMON STOCKS (Cost $6,232,202)		4,924,440

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Symons Alpha Value Institutional Fund
Schedule of Investments
November 30, 2008

Income Trusts - 6.74%	Shares	Value

Real Estate Investment Trust - 3.79%
Hospitality Properties Trust	21,690	$248,567

Oil & Gas Income Trust - 2.95%
Enerplus Resources Fund	8,350	193,637

TOTAL INCOME TRUSTS (Cost $590,457)		442,204

Money Market Securities - 19.69%

Fidelity Institutional Money Market Portfolio - Institutional Shares, 2.43% (c)	1,293,021	1,293,021

TOTAL MONEY MARKET SECURITIES (Cost $1,293,021)		1,293,021

TOTAL INVESTMENTS (Cost $8,115,680) - 101.44%		$ 6,659,665

Liabilities in excess of other assets - (1.44)%		(94,650)

TOTAL NET ASSETS - 100.00%		$ 6,565,015

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Variable rate security; the money market rate shown represents the rate at November 30, 2008.

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Symons Small Cap Institutional Fund
Schedule of Investments
November 30, 2008

Common Stocks - 89.21%	Shares	Value

Agriculture Chemicals - 4.87%
Scotts Miracle-Gro Co. - Class A	500	$16,180
Terra Nitrogen Co., L.P.	90	9,085
		25,265

Agriculture Production - Crops - 2.81%
Chiquita Brands International, Inc.	1,310	14,606

Bituminous Coal & Lignite Surface Mining - 1.19%
Evergreen Energy, Inc. (a)	3,980	1,512
Massey Energy Co.	300	4,686
		6,198

Books: Publishing or Publishing and Printing - 1.00%
Scholastic Corp.	340	5,192

Canned Fruits, Vegetables & Preserves, Jams & Jellies - 2.27%
Del Monte Foods Co.	1,990	11,781

Construction Machinery & Equipment - 0.80%
Manitowoc Co., Inc.	530	4,176

Crude Petroleum & Natural Gas - 1.16%
TXCO Resources, Inc. (a)	2,010	6,030

Deep Sea Foreign Transportation of Freight - 0.94%
Paragon Shipping, Inc. - Class A	1,090	4,861

Dental Equipment & Supplies - 1.62%
Sirona Dental Systems, Inc. (a)	700	8,386

Drilling Oil & Gas Wells - 2.28%
Patterson-UTI Energy, Inc.	950	11,865

Electromedical & Electrotherapeutic Apparatus - 0.91%
Advanced Medical Optics, Inc. (a)	810	4,706

Farm Machinery & Equipment - 1.50%
Lindsay Corp.	200	7,782

Footwear, (No Rubber) - 1.84%
Iconix Brand Group, Inc. (a)	1,130	9,571

Games, Toys & Children's Vehicles (No Dolls & Bicycles) - 2.76%
JAKKS Pacific, Inc. (a)	800	14,320

Gold & Silver Ores - 1.86%
Apex Silver Mines Ltd. (a)	1,660	1,345
Golden Star Resources Ltd. (a)	11,060	8,295
		9,640

Greeting Cards - 2.17%
American Greetings Corp. - Class A	980	11,290

Hospital & Medical Service Plans - 1.80%
AMERIGROUP Corp. (a)	380	9,333

Industrial Inorganic Chemicals - 1.33%
TETRA Technologies, Inc. (a)	1,430	6,893

Magnetic & Optical Recording Media - 2.22%
Imation Corp.	870	11,554

Metal Mining - 2.63%
Lundin Mining Corp. (a)	3,480	3,445
North American Palladium Ltd. (a)	3,720	4,204
Thompson Creek Metals Co., Inc. (a)	1,820	6,024
		13,673

Miscellaneous Fabricated Metal Products - 2.56%
Mueller Water Products, Inc. - Class A	2,160	13,306

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Symons Small Cap Institutional Fund
Schedule of Investments - continued
November 30, 2008

Common Stocks - 89.21% - continued	Shares	Value

Miscellaneous Manufacturing Industries - 2.68%
Ceradyne, Inc. (a)	530	$13,918

Newspapers: Publishing or Publishing & Printing - 0.31%
McClatchy Co./The - Class A	820	1,599

Ophthalmic Goods - 1.37%
Cooper Companies, Inc./The	530	7,102

Perfumes, Cosmetics & Other Toilet Preparations - 2.72%
Elizabeth Arden, Inc. (a)	1,000	14,100

Petroleum Refining - 1.23%
Western Refining, Inc.	840	6,367

Pharmaceutical Preparations - 1.58%
Dendreon Corp. (a)	1,680	8,198

Photographic Equipment & Supplies - 0.89%
Avid Technology, Inc. (a)	370	4,632

Plastics, Materials, Synthetic Resins & Nonvulcan Elastomers - 2.93%
Rogers Corp. (a)	540	15,228

Poultry Slaughtering and Processing - 0.44%
Pilgrim's Pride Corp.	1,980	2,277

Radio & TV Broadcasting & Communications Equipment - 2.12%
BigBand Networks, Inc. (a)	3,030	11,029

Refrigeration & Service Industry Machinery - 2.62%
Middleby Corp. (a)	420	13,595

Refuse Systems - 1.09%
American Ecology Corp.	320	5,658

Retail - Catalog & Mail-Order Houses - 2.89%
NutriSystem, Inc.	1,070	14,991

Retail - Department Stores - 2.96%
Maidenform Brands, Inc. (a)	1,660	15,372

Retail - Women's Clothing Stores - 1.06%
Christopher & Banks Corp.	1,630	5,493

Rubber & Plastics Footwear - 0.20%
Crocs, Inc. (a)	800	1,016

Secondary Smelting & Refining of Nonferrous Metals - 1.48%
OM Group, Inc. (a)	390	7,695

Semiconductors & Related Devices - 0.87%
Evergreen Solar, Inc. (a)	1,650	4,504

Services - Auto Rental & Leasing (No Drivers) - 2.00%
AMERCO (a)	280	10,374

Services - Business Services - 0.94%
LivePerson, Inc. (a)	3,310	4,866

Services - General Medical & Surgical Hospitals - 0.41%
Health Management Associates, Inc. - Class A	1,470	2,146

Services - Skilled Nursing Care Facilities - 2.24%
Sun Healthcare Group, Inc. (a)	1,160	11,623

Sugar & Confectionery Products - 3.54%
Imperial Sugar Co.	1,310	18,379

Surgical & Medical Instruments & Apparatus - 1.38%
Hill-Rom Holdings, Inc.	350	7,189

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Symons Small Cap Institutional Fund
Schedule of Investments - continued
November 30, 2008

Common Stocks - 89.21% - continued	Shares	Value

Telephone Communications (No Radio Telephone) - 2.80%
Alaska Communications Systems Group, Inc.	1,500	$14,550

Wholesale - Farm Product Raw Materials - 0.74%
SunOpta, Inc. (a)	2,030	3,837

Wholesale - Groceries & General Line - 5.20%
United Natural Foods, Inc. (a)	1,500	27,015

TOTAL COMMON STOCKS (Cost $780,071)		463,181

Real Estate Investment Trusts - 2.04%

Senior Housing Properties Trust	760	10,587

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $15,673)		10,587

Money Market Securities - 10.89%

Fidelity Institutional Money Market Portfolio - Institutional Shares, 2.43% (b)	56,549	56,549

TOTAL MONEY MARKET SECURITIES (Cost $56,549)		56,549

TOTAL INVESTMENTS (Cost $852,293) - 102.14%		$530,317

Liabilities in excess of other assets - (2.14)%		(11,125)

TOTAL NET ASSETS - 100.00%		$519,192

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at November 30, 2008.

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Statements of Assets and Liabilities
November 30, 2008

	Symons Alpha	Symons Alpha	Symons Small
	Growth Institutional	Value Institutional	Cap Institutional
	Fund	Fund	Fund
Assets
Investment in securities:
At cost	$ 16,055,375	$ 8,115,680	$ 852,293
At value	$ 6,519,327	$ 6,659,665	$ 530,317

Receivable for fund shares sold	-	64,504	-
Dividends receivable	21,926	22,348	99
Interest receivable	179	2,544	141
Prepaid expenses	9,466	8,724	8,876
Receivable due from Adviser (a)	20,931	17,540	10,856
Total assets	6,571,829	6,775,325	550,289

Liabilities
Payable for investments purchased	-	185,906	-
Payable to administrator, transfer agent, and fund accountant	11,281	11,357	14,177
Payable to trustees and officers	1,077	1,077	1,382
Payable to custodian	964	931	3,463
Other accrued expenses	10,993	11,039	12,075
Total liabilities	24,315	210,310	31,097

Net Assets	$ 6,547,514	$ 6,565,015	$ 519,192

Net Assets consist of:
Paid in capital	$ 17,442,530	$ 7,861,668	$ 838,121
Accumulated undistributed net investment income (loss)	-	67,575	526
Accumulated undistributed net realized gain (loss) from investment transactions	(1,358,968)	91,787	2,521
Net unrealized appreciation (depreciation) on investments	(9,536,048)	(1,456,015)	(321,976)

Net Assets	$ 6,547,514	$ 6,565,015	$ 519,192

Shares outstanding (unlimited number of shares authorized)	1,455,036	827,245	92,665

Net Asset Value and offering price per share	$ 4.50	$ 7.94	$ 5.60

Redemption price per share (Net Asset Value * 98%) (b)	$ 4.41	$ 7.78	$ 5.49

(a) See Note 3 in the Notes to the Financial Statements.
(b) The Funds charge a 2% redemption fee on shares redeemed within 60 calendar days of purchase.

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Statements of Operations
For the fiscal year ended November 30, 2008
	Symons Alpha	Symons Alpha	Symons Small
	Growth Institutional	Value Institutional	Cap Institutional
	Fund	Fund	Fund	(a)

Investment Income
Dividend income (net of foreign withholding tax of $916, $2,758 and $0 respectively)	$196,406	$118,770	$ 3,564
Interest income	28,907	15,503	1,212
Total Income	225,313	134,273	4,776

Expenses
Investment adviser fee (b)	164,589	45,292	2,990
12b-1 fee	4,284	891	-
Transfer agent expenses	34,450	34,147	25,459
Administration expenses	31,000	31,000	18,202
Fund accounting expenses	25,002	25,002	15,277
Audit expenses	12,115	12,115	10,480
Registration expenses	14,999	14,999	11,925
Legal expenses	9,499	9,199	3,910
Custodian expenses	8,210	5,825	3,482
CCO expenses	5,998	5,998	3,490
Trustee expenses	5,099	5,099	2,192
Pricing expenses	3,239	3,601	2,657
Miscellaneous expenses	1,899	2,148	1,227
Report printing expenses	1,099	449	646
Insurance expenses	1,018	1,018	-
24f-2 expenses	167	33	-
Total Expenses	322,667	196,816	101,937
Fees waived and expenses reimbursed by Adviser (b)	(80,817)	(130,113)	(97,687)
Net operating expenses	241,850	66,703	4,250
Net investment income (loss)	(16,537)	67,570	526

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	(1,252,190)	96,096	2,521
Change in unrealized appreciation (depreciation)
on investment securities	(8,201,380)	(1,393,710)	(321,976)
Net realized and unrealized gain (loss) on investment securities	(9,453,570)	(1,297,614)	(319,455)
Net increase (decrease) in net assets resulting from operations	$ (9,470,107)	$ (1,230,044)	$ (318,929)

(a) For the period May 6, 2008 (Commencement of Operations) to November 30, 2008.
(b) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Statements of Changes In Net Assets

	Symons Alpha Growth Institutional Fund

	Year ended	Period ended
	November 30, 2008	November 30, 2007(a)
Operations
Net investment income (loss)	$ (16,537)	$63,640
Net realized gain (loss) on investment securities	(1,252,190)	70,276
Change in unrealized appreciation (depreciation)
on investment securities	(8,201,380)	(1,334,668)
Net increase (decrease) in net assets resulting from operations	(9,470,107)	(1,200,752)

Distributions
From net investment income	(63,185)	(28)
From net realized gain	(177,481)	-
From return of capital	(14,882)	-
Total distributions	(255,548)	(28)

Capital Share Transactions
Proceeds from shares sold	4,737,511	21,711,616
Reinvestment of distributions	201,512	28
Amount paid for shares repurchased	(8,836,205)	(342,048)(b)
Proceeds from redemption fees (c)	307	1,228(b)
Net increase (decrease) in net assets resulting
from share transactions	(3,896,875)	21,370,824

Total Increase (Decrease) in Net Assets	(13,622,530)	20,170,044

Net Assets
Beginning of year	20,170,044	-

End of year	$ 6,547,514	$20,170,044

Accumulated undistributed net investment income
included in net assets at end of period	$ -	$63,612

Capital Share Transactions
Shares sold	512,638	2,008,230
Shares issued in reinvestment of distributions	20,775	3
Shares repurchased	(1,054,361)	(32,249)

Net increase (decrease) from capital share transactions	(520,948)	1,975,984

(a) For the period December 22, 2006 (Commencement of Operations) to November 30, 2007.

(b) Presentation changed to conform with current year presentation.

(c) The Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase. Shares are redeemed at the net asset value if held longer than 60 calendar days.

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Statements of Changes In Net Assets

	Symons Alpha Value Institutional Fund

	Year ended	Period ended
	November 30, 2008	November 30, 2007	(a)
Operations
Net investment income (loss)	$ 67,570	$ 22,921
Net realized gain (loss) on investment securities	96,096	76,513
Change in unrealized appreciation (depreciation)
on investment securities	(1,393,710)	(62,305)
Net increase (decrease) in net assets resulting from operations	(1,230,044)	37,129

Distributions
From net investment income	(22,858)	(58)
From net realized gain	(80,822)	-
Total distributions	(103,680)	(58)

Capital Share Transactions
Proceeds from shares sold	4,315,622	4,236,179
Reinvestment of distributions	102,687	58
Amount paid for shares repurchased	(791,760)	(11,307)	(b)
Proceeds from redemption fees (c)	10,046	143	(b)
Net increase (decrease) in net assets resulting
from share transactions	3,636,595	4,225,073

Total Increase (Decrease) in Net Assets	2,302,871	4,262,144

Net Assets
Beginning of year	4,262,144	-

End of year	$ 6,565,015	$ 4,262,144

Accumulated undistributed net investment income
included in net assets at end of period	$ 67,575	$ 22,863
	.
Capital Share Transactions
Shares sold	491,908	410,675
Shares issued in reinvestment of distributions	10,489	6
Shares repurchased	(84,759)	(1,074)

Net increase (decrease) from capital share transactions	417,638	409,607	`

(a) For the period December 22, 2006 (Commencement of Operations) to November 30, 2007.
(b) Presentation changed to conform with current year presentation.

   (c)    The Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase. Shares are redeemed at the net asset value if held longer than 60 calendar days.

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Statement of Changes In Net Assets

	Symons Small
	Cap Institutional
	Fund

	Period ended
	November 30, 2008	(a)
Operations
Net investment income (loss)	$ 526
Net realized gain (loss)on investment securities	2,521
Change in unrealized appreciation (depreciation)
on investment securities	(321,976)
Net increase (decrease) in net assets resulting from operations	(318,929)

Capital Share Transactions
Proceeds from shares sold	886,602
Amount paid for shares repurchased	(48,606)
Proceeds from redemption fees (b)	125
Net increase (decrease) in net assets resulting
from share transactions	838,121

Total Increase (Decrease) in Net Assets	519,192

Net Assets
Beginning of period	-

End of period	$ 519,192

Accumulated undistributed net investment income
included in net assets at end of period	$ 526

Capital Share Transactions
Shares sold	98,933
Shares repurchased	(6,268)

Net increase (decrease) from capital share transactions	92,665

(a) For the period May 6, 2008 (Commencement of Operations) to November 30, 2008.
(b) The Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase. Shares are redeemed at the net asset value if held longer than 60 calendar days.

*See accompanying notes which are an integral part of these financial statements.

Symons Alpha Growth Institutional Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year ended		Period ended
	November 30, 2008		November 30, 2007(a)

Selected Per Share Data:

Net asset value, beginning of period	$ 10.21		$ 10.00

Income from investment operations:
Net investment income (loss)	(0.01)		0.04
Net realized and unrealized gain (loss) on investments	(5.57)		0.18(b)
Total income (loss) from investment operations	(5.58)		0.22

Less distributions:
From net investment income	(0.03)		(0.01)
From net realized gain	(0.09)		-
From return of capital	(0.01)
Total distributions	(0.13)		(0.01)

Paid in capital from redemption fees (c)	-		-

Net asset value, end of period	$ 4.50		$ 10.21

Total Return (d)	-55.35%		2.16%(e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 6,548		$ 20,170

Ratio of expenses to average net assets	1.47%	(g)	1.49%(f)
Ratio of expenses to average net assets
before reimbursement	1.96%		3.22%(f)
Ratio of net investment income (loss) to
average net assets	(0.10)%		0.80%(f)
Ratio of net investment income (loss) to
average net assets before reimbursement	(0.59)%		(0.93)%(f)
Portfolio turnover rate	83.72%		75.78%

(a) For the period December 22, 2006 (Commencement of Operations) to November 30, 2007.

(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the statement of operations due to the fluctuation in share transactions in the period.

(c) Redemption fees resulted in less than $0.005 per share.

(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(e) Not annualized.

(f) Annualized.

(g) Effective March 31, 2008, the Adviser agreed to waive fees to maintain Fund expenses at 1.46%. Prior to that date, the expense cap was 1.49%.

*See accompanying notes which are an integral part of these financial statements.

Symons Alpha Value Institutional Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year ended		Period ended
	November 30, 2008		November 30, 2007	(a)

Selected Per Share Data:

Net asset value, beginning of period	$ 10.41		$10.00

Income from investment operations:
Net investment income (loss)	0.14	(b)	0.07
Net realized and unrealized gain (loss) on investments	(2.37)	(b)	0.35
Total income (loss) from investment operations	(2.23)		0.42

Less distributions:
From net investment income	(0.06)		(0.01)
From net realized gain	(0.20)		-
Total distributions	(0.26)		(0.01)

Paid in capital from redemption fees	0.02	(b)	-	(c)

Net asset value, end of period	$7.94		$ 10.41

Total Return (d)	-21.76%		4.22%	(e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$6,565		$4,262

Ratio of expenses to average net assets	1.47%	(g)	1.49%	(f)
Ratio of expenses to average net assets
before reimbursement	4.34%		8.63%	(f)
Ratio of net investment income (loss) to
average net assets	1.49%		1.15%	(f)
Ratio of net investment income (loss) to
average net assets before reimbursement	(1.38)%		(5.99)%	(f)
Portfolio turnover rate	70.54%		41.42%

(a) For the period December 22, 2006 (Commencement of Operations) to November 30, 2007.
(b) Calculated using average shares method.
(c) Redemption fees resulted in less than $0.005 per share.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.
(g) Effective March 31, 2008, the Adviser agreed to waive fees to maintain Fund expenses at
1.46%. Prior to that date, the expense cap was 1.49%.

*See accompanying notes which are an integral part of these financial statements.

Symons Small Cap Institutional Fund
Financial Highlights
(For a share outstanding throughout the period)
Period ended
November 30, 2008(a)

Selected Per Share Data:

Net asset value, beginning of period	$ 10.00

Income from investment operations:
Net investment income (loss)	0.01
Net realized and unrealized gain (loss) on investments	(4.41)
Total income (loss) from investment operations	(4.40)

Paid in capital from redemption fees	-(b)

Net asset value, end of period	$5.60

Total Return (c)(d)	-44.00%

Ratios and Supplemental Data:
Net assets, end of period (000)	$519

Ratio of expenses to average net assets (e)	1.56%
Ratio of expenses to average net assets
before reimbursement (e)	37.41%
Ratio of net investment income (loss) to
average net assets (e)	0.19%
Ratio of net investment income (loss) to
average net assets before reimbursement (e)	(35.66)%
Portfolio turnover rate	13.10%

(a) For the period May 6, 2008 (Commencement of Operations) to November 30, 2008.

(b) Redemption fees resulted in less than $0.005 per share.

(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d) Not annualized.

(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds

Notes to the Financial Statements

November 30, 2008

NOTE 1. ORGANIZATION

The Symons Alpha Growth Institutional Fund, Symons Alpha Value Institutional Fund, and Symons Small Cap Institutional Fund, (each, a “Fund” and collectively, the “Funds”) each were organized as a diversified series of Unified Series Trust (the “Trust”). The Symons Alpha Growth Institutional Fund (the “Growth Fund”) and the Symons Alpha Value Institutional Fund (the “Value Fund”) were organized on November 13, 2006. The Symons Small Cap Institutional Fund (the “Small Cap Fund”) was organized on February 10, 2008. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. Each Fund is one of a series of funds currently authorized by the Board of Trustees of the Trust. The investment adviser to the Funds is Symons Capital Management, Inc. (the “Adviser”). The Growth Fund and Value Fund commenced operations on December 22, 2006; the Small Cap Fund commenced operations on May 6, 2008. The investment objective of each of the Funds is long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board of Trustees of the Trust (the “Board”).

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to the review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Symons Institutional Funds

Notes to the Financial Statements - continued

November 30, 2008

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances where the bonds the Fund invests in default or otherwise cease to have market quotations readily available. Investments in foreign securities, junk bonds, or other thinly traded securities are more likely to trigger fair valuation than other securities.

Federal Income Taxes – The Funds make no provision for federal income tax. Each Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all of its taxable income. If the required amount of net investment income is not distributed, a Fund could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Funds intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of a Fund. At November 30, 2008, net investment loss of $16,537 was reclassed to paid-in-capital, distributions in excess of capital gains of $14,882 were recorded as return of paid in capital, and distributions from short-term capital gains of $427 were redesignated as distributions from net investment income for the Growth Fund.

Accounting for Uncertainty in Income Taxes – The Funds adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on May 31, 2008. FIN 48 was applied to all open tax years as of the effective date. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Funds.

As of and during the fiscal year ended November 30, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. federal tax authorities for tax years 2007 and 2008.

Fair Value Measurements – The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair

Symons Institutional Funds

Notes to the Financial Statements - continued

November 30, 2008

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The Funds value their common stocks and real estate investment trusts at the closing price established by the market exchange on which they trade. Any fixed income securities the Funds may own are valued by a pricing service using an evaluated price method established by the pricing service. To date, the Advisor has not had to provide any fair value pricing for any securities held by the Funds (Level 3 Securities). For additional information on the Funds’ security valuation policies, refer to the securities valuation section in the Notes to the Financial Statements.

The following is a summary of the inputs used to value the Growth Fund’s assets as of November 30, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments (i.e., off-balance sheet items)*
Level 1 –Quoted Prices in Active Markets	$ 6,519,327	$ -
Level 2 – Other Significant Observable Inputs	$ -	$ -
Level 3 – Significant Unobservable Inputs	$ -	$ -
Total	$ 6,519,327	$ -

*Other financial instruments include futures, forwards, and swap contracts.

The following is a summary of the inputs used to value the Value Fund’s assets as of November 30, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments (i.e., off-balance sheet items)*
Level 1 –Quoted Prices in Active Markets	$ 6,659,665	$ -
Level 2 – Other Significant Observable Inputs	$ -	$ -
Level 3 – Significant Unobservable Inputs	$ -	$ -
Total	$ 6,659,665	$ -
*Other financial instruments include futures, forwards, and swap contracts.

Symons Institutional Funds

Notes to the Financial Statements - continued

November 30, 2008

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

The following is a summary of the inputs used to value the Small Cap Fund’s assets as of November 30, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments (i.e., off-balance sheet items)*
Level 1 –Quoted Prices in Active Markets	$ 530,317	$ -
Level 2 – Other Significant Observable Inputs	$ -	$ -
Level 3 – Significant Unobservable Inputs	$ -	$ -
Total	$ 530,317	$ -
*Other financial instruments include futures, forwards, and swap contracts.

FAS 157 requires a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value. The Funds did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation is included for this reporting period.

Derivative Instruments and Hedging Activities – In March 2008, FASB issued Statement on Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (SFAS 161), effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including for how such activities are accounted for and their effect on the Funds’ financial performance, and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements and related disclosures.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser of the Funds, under the terms of the management agreements (the “Agreements”), manages the Funds’ investments subject to approval of the Board. As compensation for its management services, each Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Growth Fund and the Value Fund and at an annual rate of 1.10% of the average daily net assets of the Small Cap Fund.

For the fiscal year ended November 30, 2008, the Adviser earned a fee of $164,589 and $45,292 from the Growth Fund and the Value Fund, respectively, before waiving a portion of those fees, as described below. For the period May 6, 2008 (commencement of operations) through November 30, 2008, the Adviser earned a fee of $2,990 from the Small Cap Fund before waiving a portion of those fees, as described below.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund expenses, but only to the extent necessary so that each Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as Fees and Expenses of Acquired Funds) do not exceed 1.46% of each Fund’s average daily net assets with respect to the Alpha Growth Fund and the Alpha Value Fund and 1.56% with respect to the Small Cap Fund, through March 31, 2010. Prior to March 31, 2008, the cap was 1.49% for the Growth Fund and the Value Fund. For the fiscal year ended November 30, 2008, the Adviser waived fees and reimbursed expenses of $80,817 and $130,113 for the Growth Fund and the Value Fund, respectively. For the period May 6, 2008 (commencement of operations) through November 30, 2008, the Adviser waived fees and reimbursed expenses of $97,687 for the Small Cap Fund. Each waiver or reimbursement by the Adviser with respect to a Fund is subject to repayment by that Fund within the three fiscal years following the fiscal year in which that particular waiver or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the 1.46% expense limitation for the Growth Fund and the Value Fund, and the 1.56% expense limitation for the Small Cap Fund.

Symons Institutional Funds

Notes to the Financial Statements - continued

November 30, 2008

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at November 30, 2008, are as follows:

Fund	Amount	To be repaid by November 30,

Growth Fund	$137,832	2010
	80,817	2011

Value Fund	142,522	2010
	130,113	2011

Small Cap Fund	97,687	2011

At November 30, 2008, the Adviser owed $20,931, $17,540 and $10,856 to the Growth Fund, the Value Fund and the Small Cap Fund, respectively.

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Funds’ business affairs and to provide the Funds with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended November 30, 2008, Unified earned fees of $31,000 and $31,000 for administrative services provided to the Growth Fund and the Value Fund, respectively. For the period May 6, 2008 (commencement of operations) through November 30, 2008, Unified earned fees of $18,202 for administrative services provided to the Small Cap Fund. At November 30, 2008, Unified was owed $5,152, $5,152 and $5,024 by the Growth Fund, the Value Fund, and the Small Cap Fund respectively, for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Funds and Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended November 30, 2008, the Custodian earned fees of $8,210 and $5,825 from the Growth Fund and the Value Fund, respectively, for custody services. For the period May 6, 2008 (commencement of operations) through November 30, 2008, the Custodian earned fees of $3,482 from the Small Cap Fund for custody services. At November 30, 2008, the Custodian was owed $964, $931 and $3,463 by the Growth Fund, the Value Fund and the Small Cap Fund, respectively, for custody services.

The Trust retains Unified to act as each Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended November 30, 2008, Unified earned fees of $18,058 and $18,047 from the Growth Fund and the Value Fund, respectively, for transfer agent services and $16,392 and $16,100 from the Growth Fund and the Value Fund, respectively, in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the period May 6, 2008 (commencement of operations) through November 30, 2008, Unified earned fees of $12,806 from the Small Cap Fund for transfer agent services and $12,653 from the Small Cap Fund in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. At November 30, 2008, Unified was owed $1,960, $2,036 and $5,024 by the Growth Fund, the Value Fund, and the Small Cap Fund respectively, for transfer agent services and reimbursement of out-of-pocket expenses. For the fiscal year ended November 30, 2008, Unified earned fees of $25,002 and $25,002 from the Growth Fund and the Value Fund, respectively, for fund accounting services. For the period May 6, 2008 (commencement of operations) through November 30, 2008, Unified earned fees of $15,277 from the Small Cap Fund for fund accounting services. At November 30, 2008, Unified was owed $4,169, $4,169 and $4,129 by the Growth Fund, the Value Fund and the Small Cap Fund, respectively, for fund accounting services.

The Growth Fund and the Value Fund had adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan”, collectively, “Plans”). Effective January 1, 2008, the Board of Trustees, at the request of the Adviser, determined to terminate the Growth Fund and the Value Fund 12b-1distribution plans.The Plans

Symons Institutional Funds

Notes to the Financial Statements - continued

November 30, 2008

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

provided that each Fund would pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of each Fund in connection with the promotion and distribution of a Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 expenses”). The Funds or Adviser paid all or a portion of these fees to any Recipient who rendered assistance in distributing or promoting the sale of shares, or who provided certain shareholder services, pursuant to a written agreement. Each Plan was a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. For the fiscal year ended November 30, 2008, the Growth Fund and Value Fund accrued 12b-1 fees of $4,284 and $891, respectively.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Growth Fund or Value Fund for the fiscal year ended November 30, 2008. There were no payments made by the Small Cap Fund to the Distributor during the period May 6, 2008 (commencement of operations) through November 30, 2008. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor), and an officer of the Trust is an officer of the Distributor; such persons may be deemed to be affiliates of the Distributor.

NOTE 4. INVESTMENTS

For the fiscal year ended November 30, 2008, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

	Growth Fund	Value Fund	Small Cap Fund

Purchases
U.S. Government Obligations	$ -	$ -	$ -
Other	12,992,978	5,706,762	846,146
Sales
U.S. Government Obligations	$ -	$ -	$ -
Other	15,654,825	2,916,230	52,876

As of November 30, 2008, the net unrealized depreciation of investments for tax purposes was as follows:

	Growth Fund	Value Fund	Small Cap Fund
Gross Appreciation	$ -	$ 93,181	$ 5,903
Gross (Depreciation)	(9,786,292)	(1,553,386)	(329,524)
Net (Depreciation)
on Investments	$ (9,786,292)	$ (1,460,205)	$ (323,621)

At November 30, 2008, the aggregate cost of securities for federal income tax purposes was $16,305,619 for the Growth Fund, $8,119,870 for the Value Fund and $853,938 for the Small Cap Fund.

Symons Institutional Funds

Notes to the Financial Statements - continued

November 30, 2008

NOTE 5.	ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2008, SEI Private Trust Company (“SEI”), for the benefit of its customers, owned 47.44% of the Growth Fund. As of November 30, 2008, National Financial Services Corp. (“NFSC”), for the benefit of its customers, owned 32.15% of the Value Fund. As of November 30, 2008, Charles Schwab & Co. (“Schwab”), for the benefit of its customers, owned 33.20%, 56.63% and 85.45% of the Growth Fund, the Value Fund, and the Small Cap Fund, respectively. As a result, SEI and Schwab may each be deemed to control the Growth Fund. NFSC and Schwab may each be deemed to control the Value Fund. Schwab may be deemed to control the Small Cap Fund.

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

Growth Fund: On December 17, 2007, the Growth Fund paid an income distribution of $0.0315 per share and a short-term capital gain distribution of $0.0959 per share to shareholders of record on December 14, 2007.

The tax character of distributions paid during the fiscal year ended November 30, 2008 and the fiscal period ended November 30, 2007 were as follows:

Distributions paid from:	2008	2007
Ordinary Income	$ 63,612	$ 28
Short-term Capital Gain	177,054	-
Return of Capital	14,882	-
	$ 255,548	$ 28

Value Fund: On December 17, 2007, the Value Fund paid an income distribution of $0.0558 per share and a short-term capital gain distribution of $0.1973 per share to shareholders of record on December 14, 2007.

The tax character of distributions paid during the fiscal year ended November 30, 2008 and the fiscal period ended November 30, 2007 were as follows:

	2008	2007
Ordinary Income	$ 22,858	$ 58
Short-term Capital Gain	80,822	-
	$ 103,680	$ 58

On December 17, 2008, the Value Fund paid an income distribution of $0.0837 per share or $74,160, a short-term capital gain distribution of $0.0217 per share or $19,227, and a long-term capital gain distribution of $0.0851 per share or $75,401 to shareholders of record on December 16, 2008.

Symons Institutional Funds

Notes to the Financial Statements - continued

November 30, 2008

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS - continued

Small Cap Fund: There were no distributions by the Small Cap Fund during the fiscal period ended November 30, 2008.

On December 17, 2008, the Small Cap Fund paid an income distribution of $0.0064 per share or $587 and a short-term capital gain distribution of $0.0503 per share or $4,611 to shareholders of record on December 16, 2008.

As of November 30, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Growth Fund	Value Fund	Small Cap Fund
Undistributed ordinary income	$ -	$ 86,758	$ 4,692
Undistributed realized gains	-	76,794	-
Capital loss carryforward	(1,108,724)	-	-
Unrealized appreciation (depreciation)	(9,786,292)	(1,460,205)	(323,621)
	$ (10,895,016)	$ (1,296,653)	$ (318,929)

The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales and post-October losses in the amount of $173,550 and $76,694 for Growth Fund, $4,190 and $0 for the Value Fund, and $0 and $2,087 for the Small Cap Fund.

NOTE 8. CAPITAL LOSS CARRY FORWARD

At November 30, 2008, the Growth Fund had available for federal tax purposes an unused capital loss carryforward of $1,108,724, which is available for offset against future taxable net capital gains. This loss carryfoward expires on November 30, 2016. To the extent this carryfoward is used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

Cohen Fund Audit Services, Ltd. 800 Westpoint Pkwy., Ste 1100 Westlake, OH 44145-1524 www.cohenfund.com	440.835.8500 440.835.1093 fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

Symons Institutional Funds

(Unified Series Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Symons Institutional Funds (the “Funds”), comprised of the Symons Alpha Growth Institutional Fund, the Symons Alpha Value Institutional Fund and the Symons Small Cap Institutional Fund, each a series of the Unified Series Trust, as of November 30, 2008, and the related statements of operations for the period then ended, and the statements of changes in net assets, and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Symons Institutional Funds as of November 30, 2008, the results of their operations for the period then ended, and the changes in their net assets, and their financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

January 28, 2009

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 61) Independent Trustee, December 2002 to present

Founder of Hippenstiel Investment Counsel, LLC since November 2008; Vice President and Chief Investment Officer of Legacy Trust Company, N.A. 1992-September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 62) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 57) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 56) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 59) Independent Trustee, May 2008 to present

Senior Vice President and Chief Officer, Corporate Development of Northeast Retirement Services, Inc. since 2003; Senior Vice President of Savings Banks Employees Retirement Association since 2003; Senior Vice President of Advisors Charitable Gift Fund since 2005; Senior Vice President, Global Trust Company since 2008; Treasurer and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.).

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston(Age - 49) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present Christopher E. Kashmerick (Age – 34) Treasurer and Chief Financial Officer November 2008 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Vice President of Fund Accounting and Financial Reporting for Unified Fund Services, Inc., the Trust’s Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U. S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Fund Balancing Supervisor, Accounting Analyst and Senior Accounting Analyst, from May 2000 through February 2005.

William J. Murphy (Age - 45) Assistant Treasurer, February 2008 to present	Manager of Fund Administration for Unified Fund Services, Inc., since October 2007. Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.
Lynn E. Wood (Age - 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age - 33) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 29 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified

Financial Securities, Inc., the Distributor.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 679-6667 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal – Growth & Value Funds - (Unaudited)

The approval of the continuation of the Management Agreements (“Agreements”) of the Growth and Value Funds (the “Fund” or “Funds”) with the Adviser was recommended by the Adviser Contract Renewal Committee of the Board (“Committee”) at an in person meeting of the Board held on August 10, 2008.

The Chairman reported that on August 4, 2008, the Adviser Contract Renewal Committee convened via teleconference to consider whether to recommend that the full Board approve the continuance of the Agreements between the Trust, on behalf of the Growth Fund and the Value Fund, and the Adviser. He noted that members of the Committee present were all of the Trustees and, that, also participating by invitation of the Committee were certain officers of the Trust (including the CCO), Unified personnel, and both legal counsels. The Committee interviewed a portfolio manager of the Funds and the Chief Executive Officer of the Adviser via teleconference for a portion of the meeting.

          The Committee noted that no changes were being proposed to the Agreements. The Committee noted that the materials specifically provided to the Committee members included the following: (i) executed copies of each Agreement and current expense cap side letters, (ii) a letter from the Administrator to the Adviser setting forth, and the Adviser’s response to, a detailed series of questions regarding, among other things, services to the Funds, its profitability (if any) from managing the Funds and ideas for future growth for each Fund, (iii) a report from the Trust’s CCO as to the Adviser’s compliance policies and procedures, Form ADV and financial statements as of December 31, 2006, (v) reports provided by the Administrator regarding each Fund’s performance for the past 1 year and year-to-date as of June 30, 2008 and comparisons of the same to each Fund’s benchmark, as well as similar comparisons to two peer groups – one selected by the Administrator and the other consisting of six funds selected by the adviser for ongoing performance comparison purposes, and (vi) reports provided by the Administrator comparing each Fund’s advisory fee and total expenses (after fee waivers and reimbursements) to a peer group selected by the Administrator. After discussing the materials, the Committee contacted the Adviser.

          The Committee members noted that they had received and evaluated such information as they deemed necessary to make their decision. They also noted that they had taken into account a number of factors that they believed to be relevant in light of the legal advice provided by legal counsel to the Trust and legal counsel to the independent trustees of the Trustees, and their own business judgement. They noted that this included information regarding the Adviser that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of each Fund’s management arrangement. As a result, the Committee noted as follows:

          (i)           The Nature, Extent and Quality of Services – The Committee reviewed the responses from the Adviser as to the resources provided to the Funds, and considered the adequacy of such resources in light of the expected growth in the level of Fund assets, including whether the resources are sufficient to sustain positive performance, compliance and other needs. The Committee noted that Symons provides one portfolio manager for the Growth and Value Funds. The Adviser reported that a co-portfolio manager of the Small Cap Fund also assists the Funds’ portfolio manager with equity research, and that Adviser’s CEO coordinates with the Adviser’s chief compliance officer with respect to compliance issues relating to the Funds. The Committee then noted that the Adviser was not proposing any changes to the level of services provided to the Funds. Based on the responses from the Adviser and its discussion with the representatives at the meeting, the Committee determined that the Adviser’s resources appear adequate.

          The Adviser reported there had been no compliance issues, no changes to its compliance program and no SEC staff examination since the inception of the Funds. The Committee then asked the Trust’s CCO to discuss the Adviser’s compliance issues and compliance matters in general. The CCO directed the Committee’s attention to his report setting forth his conclusions after his review of the Adviser’s compliance policies and procedures in anticipation of the meeting, which was provided to the Committee members prior to the meeting. He informed the Committee that the Adviser’s compliance policies and procedures appear to be reasonably designed to prevent violations of federal securities laws. The Adviser’s representatives also reported that they have engaged a law firm to review compliance policies and procedures as further evidence of its “tone from the top” commitment to compliance.

          (ii)          Fund Performance – The Committee then discussed each Fund’s performance with the portfolio manager and reviewed other materials provided by the Adviser and the Administrator with respect to performance.

Growth Fund. The Administrator reported that the Growth Fund’s 1-year and year-to-date performance returns as of 6/30/08 were -21.48% and -14.2%, respectively, compared to -6.38% and -9.04% for the Russell 3000 Growth Index. It reported that the Fund’s returns were lower than the average of its Morningstar peer group for each of the periods considered. It further reported that the Fund under-performed relative to the peer group selected by Symons. The Committee asked the portfolio manager to explain the Fund’s under-performance. He advised the Committee that underperforming a benchmark is not unusual in periods of high volatility as recently experienced in the markets. He noted that the Adviser is different from a traditional growth manager in that it seeks growth at a reasonable price. He noted that the Growth Fund is less focused on risk avoidance as compared to the Value Fund, and that risk taking, particularly with respect to financial companies and commodities-related stocks, played a substantial role in the Fund’s low performance returns. He noted that “growth” private accounts, which own the same stocks and are managed using the same strategy, had similar returns to the Fund. He assured the Board that the Adviser is closely monitoring the Fund’s portfolio and expects to realize better performance in the coming quarters.

Value Fund. The Administrator reported that the Value Fund out-performed its benchmark, the Russell 3000 Value Index, during the 1-year and year-to-date periods. It also reported that the Fund’s returns were higher than the average of its Morningstar peer group for each of the periods considered, and also outperformed the average of the peer group selected by the Adviser. The portfolio manager reported that the Value Fund benefited from its risk avoidance strategy relative to the Growth Fund during the period.

          (iii)         Fee Rates and Profitability – The Committee then reviewed the material provided by the Administrator and the Adviser with respect to the Funds’ fees and expenses, and the Adviser’s profitability from managing the Funds.

Growth Fund. The Administrator reported that the Fund’s advisory fee of 1.00% is higher than its peer group average of 0.64%, but lower than the maximum of 1.25%. The Fund’s net expense ratio at 1.49% was also slightly higher than the peer group average at 1.42%, but significantly lower than the maximum of 3.04%. The Committee noted that the Adviser contractually has agreed to cap the Growth Fund’s expenses at 1.46%, subject to certain typical exclusions, through March 31, 2010.

Value Fund. The Administrator reported that the Fund’s advisory fee of 1.00% is consistent with its peer group maximum, while its net expense ratio of 1.49% is slightly lower than the peer group average. The Committee noted that the Adviser has contractually agreed to cap the Value Fund’s expenses at 1.46%, subject to certain typical exclusions, through March 31, 2010.

          The Committee noted that the Adviser offers breakpoints in its management fees to similarly-managed private accounts, and that the maximum fees charged with respect to such private accounts is higher than each Fund’s fee. It noted that coupled with the expense cap as well as the fees that the Adviser is obligated to pay to the Funds’ selling brokers and other distribution partners, the Agreements currently are not profitable. It further noted that the Adviser does not expect to realize any profits from managing the Funds until each Fund reaches assets of at least $100 million, as compared to the current $17 million for the Growth Fund and $3 million for the Value Fund. The Committee also reviewed the Adviser’s balance sheet as of December 2006, and noted that the firm appeared to be financially sound. It requested and received assurances from the Adviser’s representatives that the firm continues to be financially sound and that they do not currently foresee any issues with respect to the Adviser’s ability to fulfill its obligations under the Agreements and the expense cap arrangements. The executives reported that the Adviser’s assets under management increased to $274 million as of March 31, 2008, from $224 million when the Board last considered the Agreements.

          The Committee noted that the Adviser represented that it does not enter into soft dollar arrangements with respect to the Funds’ brokerage commissions. It also noted that the Funds had eliminated their 12b-1 plans as of January 1, 2008 and, as a result, the Adviser does not receive any 12b-1 fees from the Funds.

          (iv)         Economies of Scale – In determining the reasonableness of the Funds’ advisory fees, the Committee also considered whether economies of scale will be realized as each Fund grows larger, and the extent to which this is reflected in the Fund’s advisory fee. Based on its discussions with the Adviser in regard to the management fee as reflected above, the Committee determined that reductions in each Fund’s advisory fees were not warranted due to the small asset base.

                      The Committee reviewed the foregoing with the Board, indicating that its members had determined that the Funds’ advisory fees (after waiver and reimbursement by the Adviser) were reasonable, and that its members were unanimously recommending that the Board approve the Funds’ Agreements. After reviewing and discussing the materials and the Committee’s recommendation, the Board, including all of the Trustees who are not “interested persons” (within the meaning of the 1940 Act) of the Trust or the Adviser, determined that the Agreements were reasonable. As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that approval of the Agreements between the Trust and the Adviser are in the best interests of the Funds and their shareholders and voted to extend the Agreements for a one year term.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (877) 679-6667 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Nancy V. Kelly

Kenneth G.Y. Grant

OFFICERS

Anthony J. Ghoston, President

John Swhear, Senior Vice-President

Christopher E. Kashmerick, Treasurer & Chief Financial Officer

Heather A. Bonds, Secretary

Lynn Wood, Chief Compliance Officer

William J. Murphy, Assistant Treasurer

INVESTMENT ADVISER

Symons Capital Management, Inc.

650 Washington Road, Suite 800

Pittsburgh, PA 15228

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2. Code of Ethics.

(a)     As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)      For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)      Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)      Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

      (3)      Compliance with applicable governmental laws, rules, and regulations;

(4)      The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

      (5)      Accountability for adherence to the code.

(c)      Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)      Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)      Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)      Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)     The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)      Audit Fees

Auer Growth Fund:                   FY 2008          $12,500

                                                         FY 2007          N\A

Leeb Focus Fund:                      FY 2008          $12,500

                                                         FY 2007          $12,500

Symons Alpha Funds:                 FY 2008          $31,500

                                                             FY 2007          $21.250

Roosevelt Multi-Cap Fund:         FY 2008          $12,500

                                                          FY 2007          $11,000

Bell Worldwide Trends Fund:      FY 2008          $12,500

                                                             FY 2007         N\A

Appleseed Fund:                         FY 2008          $12,500

                                                              FY 2007          $12,500

(b)      Audit-Related Fees

                    Registrant

Auer Growth Fund:                    FY 2008          $0

                                                          FY 2007          N\A

Leeb Focus Fund:                       FY 2008          $0

                                                          FY 2007          $0

Symons Alpha Funds:                 FY 2008          $0

                                                             FY 2007         $0

Roosevelt Multi-Cap Fund:          FY 2008          $0

                                                          FY 2007          $0

Bell Worldwide Trends Fund:      FY 2008          $0

                                                             FY 2007          N\A

Appleseed Fund:                         FY 2008         $0

                                                              FY 2007        $0

(c)     Tax Fees

                    Registrant

Auer Growth Fund:           FY 2008          $2,000

                                                 FY 2007          N\A

Leeb Focus Fund:           FY 2008          $2,000

                                              FY 2007          $1,950

Symons Alpha Funds:            FY 2008          $6,000

                                                        FY 2007          $3,900

Roosevelt Multi-Cap Fund:      FY 2008          $2,000

                                                      FY 2007          $1,950

Bell Worldwide Trends Fund:      FY 2008          $2,000

                                                             FY 2007          N\A

Appleseed Fund:                         FY 2008          $2,000

                                                              FY 2007          $1,950

Nature of the fees:     Preparation of the 1120 RIC and Excise review

(d)      All Other Fees

                    Registrant

Auer Growth Fund:           FY 2008          $0

                                                FY 2007          N\A

Leeb Focus Fund:           FY 2008          $0

                                              FY 2007          $0

Symons Alpha Funds:            FY 2008          $0

                                                        FY 2007          $0

Roosevelt Multi-Cap Fund:      FY 2008          $0

                                                      FY 2007          $0

Bell Worldwide Trends Fund:      FY 2008          $0

                                                             FY 2007          N\A

Appleseed Fund:               FY 2008          $0

                                                    FY 2007         $0

(e)     (1)      Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)      Percentages of Services Approved by the Audit Committee

                         Registrant

Audit-Related Fees:          100%

Tax Fees:                         100%

All Other Fees:                 100%

(f)      During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)      The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                    Registrant                    Adviser

     FY 2008          $ 0                         $ 0

     FY 2007          $ 0                         $ 0

(h)      Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)     Based on an evaluation of the registrant’s disclosure controls and procedures as of November 25, 2008, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)     Code is filed herewith

(a)(2)     Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the

     Investment Company Act of 1940 are filed herewith.

(a)(3)     Not Applicable

(b)     Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       Unified Series Trust

By

*/s/ Anthony Ghoston

Anthony Ghoston, President

Date:	2/4/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*/s/ Anthony Ghoston

Anthony Ghoston, President

Date: 2/4/2009

By

*/s/ Christopher Kashmerick

   Christopher E. Kashmerick, Treasurer

Date: 2/4/2009